UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Explanatory Note

This amended and restated Annual Report (originally filed with the SEC on Form N-CSR on February 27, 2015) revises information with respect to the aggregate non-audit fees under Item 4(g).

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Markets

Navigator Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Global Markets Navigator Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Global Markets Navigator Index™ (the “Index”). The Index is comprised of, and allocates exposure to, a set of underlying indices representing various global asset classes including, but not limited to, global equity, fixed income and commodity assets. The Index is constructed using a proprietary methodology developed by the index provider, and is rebalanced at least monthly. The Fund’s performance may not match, and may vary substantially from, that of the Index. There can be no assurance that the methodology used by the index provider in constructing the Index will correctly forecast certain risks or make effective tactical decisions, and the Fund’s attempt to track this Index may cause it to underperform general securities markets and/or other asset classes. Derivative instruments (including swaps) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. Because the Fund may concentrate its investments in an industry (only in the event that an industry represents 20% or more of

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

the Fund’s index), the Fund may be subject to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The “GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by the Investment Adviser in connection with the Fund. As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund’s (the “Fund”) performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 4.23% and 3.95%, respectively. These returns compare to the 5.46% average annual total return of the Fund’s benchmark, the GS Global Markets Navigator Index (the “Index”), during the same time period. A blended index comprised 60% of the Standard & Poor’s 500® Index1 (the “S&P 500® Index”) (with dividends reinvested) and 40% of the Barclays U.S. Aggregate Bond Index2 (with dividends reinvested) generated an average annual total return of 10.75% during the same time period. The S&P 500® Index and the Barclays U.S. Aggregate Bond Index generated average annual total returns of 13.69% and 5.97%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility was 7.79%, less than the S&P 500® Index’s annualized volatility of 11.18% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

Diverging global economies, U.S. dollar appreciation, strong merger and acquisition activity, weakening oil prices and declining interest rates were major themes affecting the global equities and fixed income markets throughout 2014.

In the U.S., the economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in U.S. unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. In Europe and Japan, however, Gross Domestic Product (“GDP”) growth disappointed. Many observers anticipated further monetary policy easing from these regions’ respective central banks and concerns arose about the potential for deflation in Europe.

Meanwhile, longer-term interest rates trended down during the Reporting Period, with global spread (or non-government bond) sectors generating positive returns. Although the first half of the Reporting Period was marked by a strong rally, spread sectors gave back some of their gains during the second half as global economic and monetary policies diverged.

Falling commodities and energy prices dampened risk sentiment in the second half of 2014. The international Brent crude oil price tumbled from a high of $115 per barrel in June 2014 to approximately $57 per barrel at the end of December 2014. In addition, the U.S. dollar appreciated against most major currencies during the Reporting Period, notably reducing returns of non-U.S. equities expressed in U.S. dollars. The U.S. dollar’s strength was a direct reflection of divergence in developed market economies that played out through the calendar year.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund seeks to achieve its objective by investing in financial instruments that provide exposure to the various underlying global equity and fixed income indices that comprise the GS Global Markets Navigator Index. By dynamically allocating across global asset classes, using a momentum-based methodology, the Fund seeks to manage risk and enhance long-term returns in changing market environments.

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap, U.S. small-cap, Europe, Japan, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to U.S., European and Japanese fixed income securities. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the Reporting Period, the Fund was hurt by its exposure to emerging markets equities. Emerging markets equities performed strongly during the second quarter of 2014, and as a result, we started to increase the Fund’s allocation to the asset class in May 2014. Strong performance continued into the third calendar quarter, but beginning in September 2014 and through the fourth calendar quarter, emerging markets equities fell sharply in tandem with a drop in commodities prices and a selloff in emerging market currencies. The Fund was also hampered during the Reporting Period overall by its allocation to European and U.K. equities.

On the positive side, the Fund benefited from its exposure to U.S. equities. More specifically, the Fund’s allocation to U.S. large-cap stocks contributed most positively to returns, as U.S. large-cap stocks outpaced most other equity markets during the Reporting Period. The Fund’s modest allocation to Japanese equities also added marginally to returns, as a weakening yen helped exports amid Japan’s disappointing economic growth. In addition, the Fund’s allocation to fixed income enhanced performance during the Reporting Period. In particular, the Fund benefited from its allocation to German government bonds. Substantial exposure to U.S. Treasury securities toward the end of the Reporting Period also boosted returns, as yields continued to retreat in the face of ongoing global economic uncertainty.

How did volatility affect the Fund during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 7.79% versus the S&P 500® Index’s annualized volatility of 11.18%. Throughout the Reporting Period, the Fund’s 90-day realized volatility did not exceed our 10% volatility control.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. The Fund held an average allocation to equities of 72% of its total net assets during the Reporting Period. The Fund had an average allocation to fixed income of 27% of its total net assets and to cash of 1% of its total net assets during the Reporting Period.

At the beginning of the Reporting Period, the Fund’s total assets were allocated 79% to equities, 11% to fixed income and 10% to cash. In the first quarter of 2014, as a result of equity market volatility, we steadily increased the Fund’s exposure to fixed income and reduced its allocation to equities, eliminating its allocation to cash during February 2014, so that by the end of the first calendar quarter, the Fund had almost equal exposure to fixed income and equities. Within equities, the Fund had exposure to U.S. and European stocks and held neutral positions in Japanese and emerging markets equities.

During the second quarter of 2014, as sentiment improved in the global equity markets, we started decreasing the Fund’s allocation to fixed income and increasing its allocation to equities. In particular, we eliminated the Fund’s exposure to U.S. Treasury securities and added allocations to emerging markets equities and U.K. stocks. We also increased the Fund’s allocations to U.S. large-cap stocks and European equities, given their persistently strong returns and relatively benign volatility.

We made no significant changes to the Fund’s positioning during the third quarter of 2014. In the fourth calendar quarter, following the poor performance of global equities during September 2014, we reduced the Fund’s overall allocation to equities. In November 2014, we added a significant allocation to U.S. Treasury securities in seeking to reduce the Fund’s volatility. At the same time, we reduced the Fund’s allocation to European stocks and emerging markets equities. The Fund maintained neutral positions in U.S. small-cap stocks and U.K. equities. In December 2014, as positive trends within global equities reemerged, we reduced the Fund’s allocation to fixed income and increased the Fund’s exposure to global stocks. We also re-introduced allocations to U.S. small-cap stocks and European equities, while significantly reducing the Fund’s exposure to U.S. Treasuries.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. small-cap equities and non-U.S. developed market equities, including those in Europe and Japan, as well as to gain exposure to U.S. and non-U.S. fixed income.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, we marginally decreased the Fund’s exposure to equities by increasing its exposure to fixed income. Within equities, we maintained the Fund’s large allocation to U.S. equities because of what we perceive to be continued strong momentum in the U.S. equity market. In addition, we slightly tapered the Fund’s allocation to Japanese stocks, adopted a neutral position in emerging markets equities, and maintained a small allocation to European stocks. Within fixed income, at the end of the Reporting Period, we slightly increased the Fund’s allocation to German government bonds and maintained its small allocation to U.S. Treasury securities. Overall, at the end of the Reporting Period, the Fund’s total assets were allocated 73% to equities, 27% to fixed income and 0% to cash.

Going forward, we seek exposure to price momentum from among nine underlying asset classes, while seeking to dynamically manage the volatility, or risk, of the overall portfolio. When volatility increases, our goal is to preserve capital by moving the Fund into less volatile assets such as fixed income. When we believe the financial markets have become more stable, we expect to allocate a greater portion of the Fund’s assets to equities. There is no guarantee the Fund’s dynamic management strategy will cause the Fund to achieve its investment objective.

5

FUND BASICS

Global Markets Navigator Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the year ended 12/31/14	One Year	Since Inception	Inception Date
Institutional	4.23%	6.18%	10/16/13
Service	3.95	7.76	4/16/12

[1]	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.86%	1.14%
Service	1.09	1.56

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represents 4.5% of the net assets at December 31, 2014. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[4]	“Agency Debentures” include agency securities offered by companies such as Federal Home Loan Bank and Federal Home Loan Mortgage Corporation, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, Goldman Sachs Global Markets Navigator Index, S&P 500 Index (with distributions reinvested) and the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Markets Navigator Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Since Inception
Institutional (Commenced October 16, 2013)	4.23%	6.18%
Service (Commenced April 16, 2012)	3.95%	7.76%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Exchange Traded Funds – 40.8%
193,646	iShares Core S&P 500 ETF	$40,065,357
329,231	iShares MSCI Emerging Markets ETF	12,935,486
133,697	iShares Russell 2000 ETF(a)	15,999,520
3,290	SPDR S&P 500 ETF Trust	676,095
212,590	Vanguard S&P 500 ETF	40,062,586

TOTAL EXCHANGE TRADED FUNDS
(Cost $103,508,981)		$109,739,044

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation – 1.5%
United States Treasury Note
$3,828,000	2.750%	11/15/23	$4,027,324
(Cost $3,980,511)

Shares	Distribution Rate	Value
Investment Company(b)(c) – 45.2%
Goldman Sachs Financial Square Government Fund — FST Shares
121,367,084	0.006%	$121,367,084
(Cost $121,367,084)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $228,856,576)		$235,133,452

Securities Lending Reinvestment Vehicle(b)(c) – 4.5%
Goldman Sachs Financial Square Money Market Fund — FST Shares
11,955,850	0.060%	$11,955,850
(Cost $11,955,850)

TOTAL INVESTMENTS – 92.0%
(Cost $240,812,426)		$247,089,302

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.0%		21,369,701

NET ASSETS – 100.0%		$268,459,003

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	184	March 2015	$6,975,599	$183,499
Euro-Bund	325	March 2015	61,298,410	1,040,650
TSE TOPIX Index	682	March 2015	80,139,840	(2,602,142)
TOTAL				$(1,377,993)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $107,489,492)(a)	$113,766,368
Investments in affiliated issuer, at value (cost $121,367,084)	121,367,084
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	11,955,850
Cash	30,234,898
Receivables:
Collateral on certain derivative contracts	4,398,930
Reimbursement from investment adviser	61,387
Fund shares sold	35,896
Dividends and interest	14,111
Securities lending income	2,452
Other assets	4,270
Total assets	281,841,246

Liabilities:
Payables:
Payable upon return of securities loaned	11,955,850
Investments purchased	852,853
Fund shares redeemed	254,002
Management fees	160,943
Distribution and Service fees and Transfer Agent fees	58,614
Variation margin on certain derivative contracts	17,033
Accrued expenses	82,948
Total liabilities	13,382,243

Net Assets:
Paid-in capital	256,974,945
Undistributed net investment income	311,386
Accumulated net realized gain	6,218,514
Net unrealized gain	4,954,158
NET ASSETS	$268,459,003
Net Assets:
Institutional	$738,981
Service	267,720,022
Total Net Assets	$268,459,003
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	62,528
Service	22,658,324
Net asset value, offering and redemption price per share:
Institutional	$11.82
Service	11.82

(a) Includes loaned securities having a market value of $11,650,988.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:
Dividends — unaffiliated issuers	$1,697,478
Interest	250,308
Securities lending income — affiliated issuer	20,820
Dividends — affiliated issuers	3,273
Total investment income	1,971,879

Expenses:
Management fees	1,461,767
Distribution and Service fees — Service Class	462,091
Professional fees	168,384
Printing and mailing costs	72,290
Custody, accounting and administrative services	52,707
Transfer Agent fees(a)	37,003
Trustee fees	23,549
Other	16,926
Total expenses	2,294,717
Less — expense reductions	(391,127)
Net expenses	1,903,590
NET INVESTMENT INCOME	68,289

Realized and unrealized gain (loss):
Net realized gain from:
Investments	561,040
Futures contracts	8,109,537
Foreign currency transactions	15,163
Net change in unrealized gain (loss) on:
Investments	1,667,749
Futures contracts	(2,847,662)
Foreign currency translation	50,213
Net realized and unrealized gain	7,556,040
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,624,329

(a) Institutional and Service Shares had Transfer Agent fees of $39 and $36,964, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income (loss)	$68,289	$(141,146)
Net realized gain	8,685,740	2,956,011
Net change in unrealized gain (loss)	(1,129,700)	5,738,586
Net increase in net assets resulting from operations	7,624,329	8,553,451

Distributions to shareholders:
From net investment income
Institutional Shares(a)	(1,539)	(45)
Service Shares	(95,487)	(57,983)
From net realized gains
Institutional Shares(a)	(5,716)	(623)
Service Shares	(2,127,353)	(3,170,038)
Total distributions to shareholders	(2,230,095)	(3,228,689)

From share transactions:
Proceeds from sales of shares	143,896,829	110,493,138
Reinvestment of distributions	2,230,095	3,228,689
Cost of shares redeemed	(19,203,651)	(8,894,669)
Net increase in net assets resulting from share transactions	126,923,273	104,827,158
TOTAL INCREASE	132,317,507	110,151,920

Net assets:

Beginning of year	136,141,496	25,989,576
End of year	$268,459,003	$136,141,496
Undistributed net investment income	$311,386	$96,073

(a) Institutional Shares commenced operations on October 16, 2013.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$11.46	$0.08		$0.41	$0.49	$(0.03)	$(0.10)	$(0.13)	$11.82	4.23%	$739	0.77%		1.01%		0.68%		304%
2014 - Service	11.47	—	(d)	0.45	0.45	— (d)	(0.10)	(0.10)	11.82	3.95	267,720	1.03		1.24		0.04		304
2013 - Institutional (Commenced October 16, 2013)	11.41	0.01		0.34	0.35	(0.02)	(0.28)	(0.30)	11.46	3.17	26	0.81	(e)	1.09	(e)	0.33	(e)	195
2013 - Service	10.36	(0.02)		1.42	1.40	(0.01)	(0.28)	(0.29)	11.47	13.57	136,116	1.04		1.51		(0.21)		195

FOR THE PERIOD ENDED DECEMBER 31,
2012 - Service (Commenced April 16, 2012)	10.00	0.02		0.35	0.37	—	(0.01)	(0.01)	10.36	3.74	25,990	1.04	(e)	4.21	(e)	0.27	(e)	300

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Markets Navigator Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Investments in Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the Institutional Share class on the day of valuation. Because the Fund invests in other mutual funds that fluctuate in

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value, the Fund’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in any money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligation and/or Other U.S. Government Agencies	$4,027,324	$—	$—
Exchange Traded Funds	109,739,044	—	—
Investment Company	121,367,084	—	—
Securities Lending Reinvestment Vehicle	11,955,850	—	—
Total	$247,089,302	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$1,224,149	$—	$—
Liabilities(a)
Futures Contracts	$(2,602,142)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.     INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on certain derivative contracts	$183,499	Variation margin on certain derivative contracts	$(2,602,142)
Interest Rate	Variation margin on certain derivative contracts	1,040,650	—	—
Total		$1,224,149		$(2,602,142)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2014

4.     INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$5,034,670	$(4,152,112)	893
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	3,074,867	1,304,450	177
Total		$8,109,537	$(2,847,662)	1,070

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2014.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.75	%*

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2014, GSAM waived $70,298 of its management fee

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2014, GSAM reimbursed $320,162 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2014, custody fee credits were $667.

E.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $19 in brokerage commissions from portfolio transactions.

The following table provides information about the investment in shares of a fund of which the Fund is an affiliate for the fiscal year ended December 31, 2014:

Name of Affiliated Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year	Dividend Income
Goldman Sachs Financial Square Government Fund	49,080,417	378,847,117	(306,560,450)	121,367,084	$121,367,084	$3,273

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations
$123,448,254	$199,071,167	$120,488,856	$148,455,686

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2014

7.    SECURITIES LENDING (continued)

on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2014, is reported under Investment Income on the Statement of Operations. For the fiscal year ended December 31, 2014, GSAL earned $2,311 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2014:

Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
14,049,375	70,033,525	(72,127,050)	11,955,850	$11,955,850

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2014 was as follows:

	2013	2014
Distributions paid from:
Ordinary income	$2,594,805	$1,035,132
Net long-term capital gains	633,884	1,194,963
Total taxable distributions	$3,228,689	$2,230,095

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

8.    TAX INFORMATION (continued)

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$6,728,201
Undistributed long-term capital gains	1,273,993
Total undistributed earnings	$8,002,194
Unrealized gains — net	3,481,864
Total accumulated gains — net	$11,484,058

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$241,060,571
Gross unrealized gain	7,039,706
Gross unrealized loss	(1,010,975)
Net unrealized security gain	$6,028,731
Net unrealized loss on other investments	(2,546,867)
Net unrealized gain	$3,481,864

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $1,360 of paid-in capital and $242,690 of accumulated net realized gain to undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses and differences in the tax treatment of foreign currency transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Industry Concentration Risk — The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

December 31, 2014

9.    OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	60,147	$707,704	2,192	$25,006
Reinvestment of distributions	629	7,255	59	668
Shares redeemed	(499)	(5,908)	—	—
	60,277	709,051	2,251	25,674
Service Shares
Shares sold	12,257,059	143,189,125	9,863,268	110,468,132
Reinvestment of distributions	192,620	2,222,840	287,191	3,228,021
Shares redeemed	(1,657,505)	(19,197,743)	(793,971)	(8,894,669)
	10,792,174	126,214,222	9,356,488	104,801,484
NET INCREASE	10,852,451	$126,923,273	9,358,739	$104,827,158

(a)	Institutional Shares commenced operations on October 16, 2013.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Global Markets Navigator Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$1,009.70		$3.95
Hypothetical 5% return	1,000	1,021.27	+	3.97
Service
Actual	1,000	1,008.70		5.21
Hypothetical 5% return	1,000	1,020.01	+	5.24

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.78% and 1.03% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2014, 13.89% of the dividends paid from net investment company taxable income by the Global Markets Navigator Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Global Markets Navigator Fund designates $1,194,963, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2014.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Global Markets Navigator Fund.

© 2015 Goldman Sachs. All rights reserved.

VITNAVAR-15/153850.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 12.94% and 12.61%, respectively. These returns compare to the 13.45% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gave back 0.25% in December 2014, but finished the fourth calendar quarter up 4.93% and gained 13.69% during the Reporting Period as a whole, as it posted its third consecutive year of broad double-digit gains.

Diverging global economies, strong merger and acquisition activity, weakening oil prices and declining U.S. interest rates were major themes affecting U.S. equities throughout 2014. The U.S. economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. U.S. equity market volatility picked up during the second half of 2014 from exceptionally low levels mid-year, but the S&P 500® Index had no more than three consecutive down days during 2014, a feat not seen since 1928.

For the Reporting Period overall, nine of the ten sectors within the S&P 500® Index were up. Merger and acquisition activity rose to its highest annual level since 2007 largely due to transactions within the information technology and health care sectors, which handily outperformed the broader market. The top-weighted information technology sector was also the largest positive contributor (weight times performance) to S&P 500® Index returns. Given the unexpected decline in U.S. interest rates, real estate investment trusts (“REITs”) and the utilities sector also outperformed the broader market during the Reporting Period. Conversely, the energy sector underperformed most during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices. Telecommunication services also performed poorly during the year as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap and mid-cap stocks, as measured by the Russell 1000® Index and the Russell Midcap® Index, respectively, gaining most and almost exactly in line with each other. Following at some distance were small-cap stocks, as measured by the Russell 2000® Index. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth-oriented stocks outperformed value-oriented stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Overall, the Fund produced solid absolute double-digit gains, but modestly underperformed the Russell Index on a relative basis. Stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the financials, consumer discretionary, industrials and information technology sectors. Having an underweighted allocation to utilities, which outpaced the Russell Index during the Reporting Period, also hurt. Only partially offsetting these detractors was stock selection in the health care and consumer staples sectors, which contributed positively. Having an underweighted allocation to telecommunication services, which lagged the Russell Index during the Reporting Period, also added value.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in oil and natural gas exploration and production companies Southwestern Energy and Apache and diversified industrials and financials conglomerate General Electric.

Southwestern Energy saw its shares decline primarily as a reflection of persistent weakness in natural gas prices. In the last months of 2014, Southwestern Energy closed its previously announced acquisition of Marcellus and Utica shale assets from Chesapeake Energy and announced a $1 billion share buyback program. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales. We also believe its newly acquired assets further enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to disciplined growth, cost reductions and shareholder returns.

Apache was also a top detractor from the Fund’s performance during the Reporting Period, as its shares were adversely impacted by weakness in oil prices. In addition, following strong returns, some investors took profits in the stock. At the end of July 2014, Apache reported positive second quarter results, and its management separately announced its intent to exit the company’s Wheatstone and Kitimat liquid natural gas projects, which have high capital expenditure requirements, as well as plans to divest certain international assets, which have produced lower returns. During the fourth quarter of 2014, Apache announced the sale of $1.4 billion of non-core assets. The company also confirmed its 2015 production outlook with lower expected capital expenditures, demonstrating, in our view, capital discipline and the ability to grow with a flexible budget. Indeed, we view these recent developments favorably, as they could accelerate Apache’s repositioning to a North American onshore exploration and production company with the potential for higher returns on investment and a more predictable growth profile. Overall, at the end of the Reporting Period, we viewed Apache’s shares as attractively valued given what we consider to be the company’s balance sheet strength, improving free cash flow generation and potential for increased shareholder distributions.

Following an exceptionally strong year for the stock in 2013, shares of General Electric pulled back in early 2014, primarily on concerns about slower global Gross Domestic Product (“GDP”) growth and its impact on the industrials sector. Its shares received a lift in April 2014 after the company reported earnings per share above consensus estimates. In June 2014, General Electric reached a deal to acquire Alstom, a French electricity and rail transport firm. General Electric also announced the sale of its consumer finance business, which we believe should allow it to focus more on its higher margin businesses. We viewed both of these transactions positively. At the end of the Reporting Period, we continued to believe General Electric is likely to benefit from its restructuring efforts, which could expand its margins. The company also increased its share repurchase authorization to $35 billion through 2015. Both measures, in our view, could lead to earnings per share gains during the coming years. We believe many of General Electric’s businesses are well positioned as market leaders with exposure to growth areas, such as commercial aerospace and energy efficiency. We further believe the company’s financial flexibility should provide it with the ability to make targeted acquisitions to strengthen its industrial division and raise its dividend annually.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Kroger, Keurig Green Mountain and Covidien.

Supermarket and convenience store operator Kroger, a new purchase for the Fund during the Reporting Period, saw its shares rise during the first quarter of 2014 as the firm completed its merger with Harris Teeter Supermarkets and reported positive fourth quarter 2013 results driven primarily by strong execution. Same store sales were better than expected in a rather challenging consumer environment. The grocery store chain subsequently reported positive first quarter 2014 results and raised its full year 2014 guidance beyond consensus expectations, which helped to drive its shares higher. Strong quarterly earnings driven by solid execution helped the company maintain its positive momentum throughout the year. In our view, Kroger has consistently been able to gain market share driven by a focus on low prices, high convenience and healthy choices. At the end of the Reporting Period, its margins appeared to have stabilized and we believe they may begin to expand following many years of investment that Kroger made in an effort to improve its competitive positioning. We also believe the company’s acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. Further industry consolidation could be beneficial for the company due to its strong market share and stable cash flows.

Specialty coffee and coffeemaker company Keurig Green Mountain was a top contributor to the Fund’s performance during the Reporting Period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company also benefited from exposure to the Starbucks, Dunkin, Folgers and Costco brands. Further, shareholders approved the company’s official name change to Keurig Green Mountain from Green Mountain Coffee Roasters, recognizing the value that Keurig has brought to the overall

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

franchise and creating a powerful corporate identity. Following the stock’s strong performance, we sold the Fund’s position in Keurig Green Mountain during the Reporting Period, taking profits.

Shares of Covidien rose sharply after Medtronic, a fellow medical device manufacturer, agreed to acquire the company for approximately a 29% premium through a combination of stock and cash in a deal valued at approximately $43 billion. We believe the acquisition, expected to close some time in early 2015, can potentially provide Medtronic with improved revenue growth, earnings per share accretion from approximately $850 million in cost synergies, improved free cash flow flexibility and increasing return on invested capital. Covidien’s shares continued to rise through the year with the help of strong quarterly earnings. At the end of the Reporting Period, and in advance of its purchase by Medtronic, we expected Covidien to benefit from an increase in overall health care spending along with and a ramp in medical device utilization as reimbursement and regulatory uncertainties subside. In addition, we believe the company stands to benefit from a spin out of its pharmaceutical business, which could allow its management to better focus on its core medical device business. In our view, Covidien also has an opportunity to expand its margins by continuing to streamline its business, grow revenues and potentially exercise targeted mergers and acquisitions.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Medtronic, a medical device company that manufactures and sells cardiac, vascular and restorative therapy related products. As mentioned earlier, we believe its acquisition of Covidien, which was proposed during 2014, has the potential to provide Medtronic with strengthened revenue growth, earnings accretion driven by substantial cost synergies, improved free cash flow flexibility and higher returns on invested capital. In addition, we believe the potential combined entity’s increasingly diversified business could benefit from the growth of overall health care spending along with an expansion in medical device utilization as reimbursement and regulatory uncertainties subside.

We established a Fund position in networking equipment manufacturer Cisco Systems during the Reporting Period. We believe Cisco Systems has a significant competitive advantage due to its existing client base. In our view, this client base has the potential to allow more time for the company to adapt to technology changes and to have success in its product cycles, one of which is currently happening in its switching business. We also believe the company’s response to the threat of software defined networking, an alternative way to manage networks, has been effective. We are also encouraged by the company’s healthy balance sheet and believe it could lead to acquisitions of more datacenter software companies going forward.

In addition to those sales already mentioned, we sold the Fund’s position in Citigroup during the Reporting Period. Our confidence was tested by Citigroup’s results and execution in non-U.S. markets, where it has an outsized exposure relative to its peers. While we still have a favorable long-term view of the company, its shares had performed well, and we believed the market was fully appreciating the company for the time being. We therefore exited the position in favor of companies that we believed to have greater upside potential.

We exited the Fund’s position in Apple. Similar to the case with Citigroup, we maintain a favorable long-term view of the company, but its shares had performed well, which led us to believe the market was fully appreciating the company. We therefore decided to pursue what we considered to be other attractive opportunities within the information technology sector.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and telecommunication services increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in health care, industrials, information technology and materials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, financials, materials, energy and industrials and was rather neutrally weighted to the Russell Index in consumer staples, health care and telecommunication services.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Michael Ho, a Vice President and sector portfolio manager on the Goldman Sachs U.S. Value Equity Team, left the firm. Mike had sector portfolio management responsibilities in the consumer staples and materials sectors in our Large and Mid Cap Value strategies and in half of industrials in our Mid Cap Value strategy. Charles “Brook” Dane assumed research and portfolio management responsibilities for the consumer staples sector in the Large Cap Value strategies. Brook has 22 years of experience, joined the Value Team in 2010 and currently has portfolio management responsibility for the technology sector within the Large Cap Value strategies. Eric Fogarty assumed research and portfolio management responsibilities for the consumer staples sector in the Mid Cap Value strategy. Eric joined the US Value Equity Team as an analyst in 2007, was promoted to portfolio manager in 2012 and has 20 years of industry experience. Currently, Eric has portfolio management responsibility for the utilities sector across our Value strategies. As part of our ongoing commitment to identifying investment talent, we are initiating a search for an experienced Portfolio Manager with expertise in the materials sector for both the Large and Mid Cap Value strategies. In the interim, Andy Braun, Co-CIO of the Value Team, will provide oversight for this sector. Andy has had prior investing experience in the materials sector throughout his career and will be supported by dedicated research analysts. David Deuchler assumed research and portfolio management responsibilities for the entire industrials sector in the Mid Cap Value strategy. David served as a research analyst on the Value Team from 2000-2005 and spent seven years in the hedge fund industry before rejoining in June 2013. Currently, David has portfolio management responsibility for Mid, Small/Mid and Small Cap health care as well as half of industrials in Mid Cap Value. The US Value Equity strategies continue to be led by Co-CIOs Sean Gallagher and Andy Braun. The team consists of 14 portfolio managers, averaging 20 years of experience, and is supported by more than 10 research analysts.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed U.S. equities had further upside should the U.S. economy accelerate. We believe real earnings growth may well serve as a fundamental driver of performance going forward. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and should provide companies with a number of options to increase shareholder value. While we acknowledge the potential for headwinds remains, such as geopolitical risks, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies, and we are optimistic on the strengthening U.S. housing and employment markets as well as on the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. GDP, could benefit from the combination of low energy prices and a strong U.S. dollar. Furthermore, with strong GDP growth momentum from 2014, we believe an acceleration in earnings growth could continue in the U.S., as the country is less exposed to weaker segments of the global economy given its lower reliance on exports.

Looking forward, we believe that should the U.S. economy continue to improve, companies may reinvest for future growth by increasing capital expenditures, research and development, hiring, and merger and acquisition activity rather than keeping excess cash on balance sheets. From a valuation perspective, we believe U.S. equities remained, at the end of the Reporting Period, fairly valued considering the positive macro environment and inexpensive relative to fixed income. We believe a forward-looking analysis is critical in this investing environment, and we believe stock selection will be increasingly important as companies differentiate themselves on earnings growth and valuation.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Large Cap Value Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	12.94%	13.12%	6.38%	5.12%	1/12/98
Service	12.61	12.83	N/A	4.19	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.75%	0.79%
Service	0.99	1.03

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/143

Holding	% of Net Assets	Line of Business
General Electric Co.	5.0%	Capital Goods
Exxon Mobil Corp.	4.2	Energy
Pfizer, Inc.	4.1	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	3.9	Banks
Bank of America Corp.	3.8	Banks
American International Group, Inc.	3.0	Insurance
Prudential Financial, Inc.	2.9	Insurance
EMC Corp.	2.6	Technology Hardware & Equipment
The Gap, Inc.	2.5	Retailing
Medtronic, Inc.	2.4	Health Care Equipment & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	12.94%	13.12%	6.38%	5.12%
Service (Commenced July 24, 2007)	12.61%	12.83%	N/A	4.19%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 99.2%
Automobiles & Components – 1.5%
442,935	General Motors Co.	$15,462,861

Banks – 11.0%
2,146,063	Bank of America Corp.	38,393,067
515,953	Fifth Third Bancorp	10,512,543
628,042	JPMorgan Chase & Co.	39,302,868
240,798	SunTrust Banks, Inc.	10,089,436
241,984	Wells Fargo & Co.	13,265,563

		111,563,477

Capital Goods – 6.8%
2,025,501	General Electric Co.	51,184,410
138,736	The Boeing Co.	18,032,906

		69,217,316

Commercial & Professional Services – 0.8%
152,478	Waste Management, Inc.	7,825,171

Consumer Services – 1.9%
466,151	MGM Resorts International*	9,966,308
120,220	Starwood Hotels & Resorts Worldwide, Inc.	9,746,236

		19,712,544

Diversified Financials – 6.7%
70,548	Affiliated Managers Group, Inc.*	14,973,108
86,193	Ameriprise Financial, Inc.	11,399,024
153,099	Capital One Financial Corp.	12,638,322
229,562	Franklin Resources, Inc.	12,710,848
141,015	Morgan Stanley	5,471,382
522,529	Navient Corp.	11,291,852

		68,484,536

Energy – 9.9%
241,868	Apache Corp.	15,157,867
372,471	Devon Energy Corp.	22,798,950
464,507	Exxon Mobil Corp.	42,943,672
727,009	Southwestern Energy Co.*	19,840,076

		100,740,565

Food & Staples Retailing – 1.7%
142,027	The Kroger Co.	9,119,554
168,700	Whole Foods Market, Inc.	8,505,854

		17,625,408

Food, Beverage & Tobacco – 4.8%
60,076	Anheuser-Busch InBev NV ADR	6,747,736
382,278	ConAgra Foods, Inc.	13,869,046
446,051	Mondelez International, Inc. Class A	16,202,803
292,577	Tyson Foods, Inc. Class A	11,729,412

		48,548,997

Health Care Equipment & Services – 5.0%
10,537	Covidien PLC	1,077,724
132,736	Express Scripts Holding Co.*	11,238,757

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
332,823	Medtronic, Inc.	$24,029,821
148,324	UnitedHealth Group, Inc.	14,994,073

		51,340,375

Household & Personal Products – 1.1%
124,452	The Procter & Gamble Co.	11,336,333

Insurance – 9.2%
253,288	Aflac, Inc.	15,473,364
544,691	American International Group, Inc.	30,508,143
573,622	Genworth Financial, Inc. Class A*	4,875,787
322,364	Prudential Financial, Inc.	29,161,047
321,919	The Hartford Financial Services Group, Inc.	13,420,803

		93,439,144

Materials – 0.9%
123,108	Eastman Chemical Co.	9,338,973

Media – 5.0%
371,535	CBS Corp. Class B	20,560,747
277,382	Liberty Global PLC Series C*	13,400,324
230,112	Viacom, Inc. Class B	17,315,928

		51,276,999

Pharmaceuticals, Biotechnology & Life Sciences – 8.2%
207,009	Bristol-Myers Squibb Co.	12,219,741
75,817	Eli Lilly & Co.	5,230,615
194,621	Merck & Co., Inc.	11,052,527
235,058	Mylan, Inc.*	13,250,219
1,355,469	Pfizer, Inc.	42,222,859

		83,975,961

Real Estate Investment Trust – 0.8%
52,075	AvalonBay Communities, Inc.	8,508,534

Retailing – 5.6%
87,815	Expedia, Inc.	7,495,889
296,100	Staples, Inc.	5,365,332
617,029	The Gap, Inc.	25,983,091
154,430	The TJX Companies, Inc.	10,590,809
228,832	Urban Outfitters, Inc.*	8,038,868

		57,473,989

Semiconductors & Semiconductor Equipment – 1.1%
345,124	Maxim Integrated Products, Inc.	10,999,102

Software & Services – 5.5%
136,584	eBay, Inc.*	7,665,094
32,069	Google, Inc. Class A*	17,017,735
372,945	Microsoft Corp.	17,323,295
111,201	SAP SE ADR	7,745,150
193,405	Vantiv, Inc. Class C*	6,560,298

		56,311,572

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 4.8%
803,124	Cisco Systems, Inc.	$22,338,894
882,479	EMC Corp.	26,244,925

		48,583,819

Telecommunication Services – 2.1%
446,611	Verizon Communications, Inc.	20,892,463

Transportation – 1.2%
474,405	Hertz Global Holdings, Inc.*	11,831,661

Utilities – 3.6%
367,644	FirstEnergy Corp.	14,334,439
72,966	NextEra Energy, Inc.	7,755,556
275,124	PG&E Corp.	14,647,602

		36,737,597

TOTAL INVESTMENTS – 99.2%
(Cost $809,090,041)		$1,011,227,397

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		8,056,622

NET ASSETS – 100.0%		$1,019,284,019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $809,090,041)	$1,011,227,397
Cash	5,091,939
Receivables:
Investments sold	11,351,336
Dividends	1,603,264
Fund shares sold	245,623
Reimbursement from investment adviser	32,372
Other assets	34,269
Total assets	1,029,586,200

Liabilities:
Payables:
Fund shares redeemed	9,450,993
Management fees	627,427
Distribution and Service fees and Transfer Agent fees	165,500
Accrued expenses	58,261
Total liabilities	10,302,181

Net Assets:
Paid-in capital	805,301,788
Undistributed net investment income	1,589,589
Accumulated net realized gain	10,255,286
Net unrealized gain	202,137,356
NET ASSETS	$1,019,284,019
Net Assets:
Institutional	$326,542,630
Service	692,741,389
Total Net Assets	$1,019,284,019
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	28,677,583
Service	60,879,642
Net asset value, offering and redemption price per share:
Institutional	$11.39
Service	11.38

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:

Dividends	$21,961,522

Expenses:
Management fees	8,339,180
Distribution and Service fees — Service Class	1,917,129
Transfer Agent fees(a)	224,697
Printing and mailing costs	99,962
Custody, accounting and administrative services	82,586
Professional fees	74,694
Trustee fees	26,130
Other	122,382
Total expenses	10,886,760
Less — expense reductions	(567,558)
Net expenses	10,319,202
NET INVESTMENT INCOME	11,642,320

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $100,102)	183,715,963
Net change in unrealized loss on investments	(61,717,949)
Net realized and unrealized gain	121,998,014
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,640,334

(a) Institutional and Service Shares had Transfer Agent fees of $71,339 and $153,358, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$11,642,320	$11,427,742
Net realized gain	183,715,963	142,897,821
Net change in unrealized gain (loss)	(61,717,949)	173,069,369
Net increase in net assets resulting from operations	133,640,334	327,394,932

Distributions to shareholders:
From net investment income
Institutional Shares	(4,510,586)	(4,254,465)
Service Shares	(7,646,742)	(7,134,156)
From net realized gains
Institutional Shares	(59,582,661)	(40,647,036)
Service Shares	(126,376,649)	(86,993,768)
Total distributions to shareholders	(198,116,638)	(139,029,425)

From share transactions:
Proceeds from sales of shares	66,617,776	69,381,064
Reinvestment of distributions	198,116,638	139,029,425
Cost of shares redeemed	(343,768,316)	(320,236,241)
Net decrease in net assets resulting from share transactions	(79,033,902)	(111,825,752)
TOTAL INCREASE (DECREASE)	(143,510,206)	76,539,755

Net assets:

Beginning of year	1,162,794,225	1,086,254,470
End of year	$1,019,284,019	$1,162,794,225
Undistributed net investment income	$1,589,589	$2,104,597

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$12.59	$0.16		$1.38	$1.54	$(0.19)	$(2.55)	$(2.74)	$11.39	12.94%	$326,543	0.75%	0.80%	1.21%		72%
2014 - Service	12.58	0.13		1.37	1.50	(0.15)	(2.55)	(2.70)	11.38	12.61	692,741	1.00	1.05	0.96		72
2013 - Institutional	10.76	0.14		3.39	3.53	(0.16)	(1.54)	(1.70)	12.59	33.23	370,241	0.75	0.79	1.15		86
2013 - Service	10.75	0.11		3.39	3.50	(0.13)	(1.54)	(1.67)	12.58	32.93	792,553	1.00	1.04	0.91		86
2012 - Institutional	9.39	0.15		1.64	1.79	(0.15)	(0.27)	(0.42)	10.76	19.07	351,677	0.77	0.78	1.40		120
2012 - Service	9.38	0.12		1.64	1.76	(0.12)	(0.27)	(0.39)	10.75	18.77	734,577	1.02	1.03	1.15		120
2011 - Institutional	10.24	0.14	(d)	(0.86)	(0.72)	(0.13)	—	(0.13)	9.39	(7.05)	421,560	0.78	0.79	1.39	(d)	91
2011 - Service	10.23	0.12	(d)	(0.87)	(0.75)	(0.10)	—	(0.10)	9.38	(7.27)	857,659	1.03	1.04	1.23	(d)	91
2010 - Institutional	9.28	0.10		0.94	1.04	(0.08)	—	(0.08)	10.24	11.20	507,146	0.80	0.80	1.02		95
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—	(0.06)	10.23	10.89	672,239	1.05	1.05	0.78		95

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.19% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,011,227,397	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.72	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2014, GSAM waived $299,509 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2014, GSAM reimbursed $257,411 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2014, custody fee credits were $10,638.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2014

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $1,062 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were $797,367,822 and $1,057,383,058, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2014 was as follows:

	2013	2014
Distributions paid from:
Ordinary income	$92,526,435	$78,350,802
Net long-term capital gains	46,502,990	119,765,836
Total taxable distributions	$139,029,425	$198,116,638

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$9,968,835
Undistributed long-term capital gains	9,753,220
Total undistributed earnings	$19,722,055
Unrealized gains — net	194,260,176
Total accumulated gains — net	$213,982,231

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$816,967,221
Gross unrealized gain	215,591,820
Gross unrealized loss	(21,331,644)
Net unrealized security gain	$194,260,176

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

6.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2014

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,950,877	$26,237,463	1,750,598	$21,814,523
Reinvestment of distributions	5,795,050	64,093,247	3,659,454	44,901,501
Shares redeemed	(8,477,782)	(113,015,181)	(8,698,000)	(108,878,229)
	(731,855)	(22,684,471)	(3,287,948)	(42,162,205)
Service Shares
Shares sold	3,043,560	40,380,313	3,795,885	47,566,541
Reinvestment of distributions	12,117,847	134,023,391	7,677,645	94,127,924
Shares redeemed	(17,295,149)	(230,753,135)	(16,816,932)	(211,358,012)
	(2,133,742)	(56,349,431)	(5,343,402)	(69,663,547)
NET DECREASE	(2,865,597)	$(79,033,902)	(8,631,350)	$(111,825,752)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund (the “Fund”), a Fund of Goldman Sachs Variable Insurance Trust, at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$1,036.30		$3.85
Hypothetical 5% return	1,000	1,021.42	+	3.82
Service
Actual	1,000	1,034.80		5.13
Hypothetical 5% return	1,000	1,020.16	+	5.09

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.75% and 1.00% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”) and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2014, 25.19% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $119,765,836 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2015 Goldman Sachs. All rights reserved.

VITLCVAR-15/154001.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 13.57% and 13.29%, respectively. These returns compare to the 14.75% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gave back 0.25% in December 2014, but finished the fourth calendar quarter up 4.93% and gained 13.69% during the Reporting Period as a whole, as it posted its third consecutive year of broad double-digit gains.

Diverging global economies, strong merger and acquisition activity, weakening oil prices and declining U.S. interest rates were major themes affecting U.S. equities throughout 2014. The U.S. economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. U.S. equity market volatility picked up during the second half of 2014 from exceptionally low levels mid-year, but the S&P 500® Index had no more than three consecutive down days during 2014, a feat not seen since 1928.

For the Reporting Period overall, nine of the ten sectors within the S&P 500® Index were up. Merger and acquisition activity rose to its highest annual level since 2007 largely due to transactions within the information technology and health care sectors, which handily outperformed the broader market. The top-weighted information technology sector was also the largest positive contributor (weight times performance) to S&P 500® Index returns. Given the unexpected decline in U.S. interest rates, real estate investment trusts (“REITs”) and the utilities sector also outperformed the broader market during the Reporting Period. Conversely, the energy sector underperformed most during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices. Telecommunication services also performed poorly during the year as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap and mid-cap stocks, as measured by the Russell 1000® Index and the Russell Midcap® Index, respectively, gaining most and almost exactly in line with each other. Following at some distance were small-cap stocks, as measured by the Russell 2000® Index. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth-oriented stocks outperformed value-oriented stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Overall, the Fund produced solid absolute double-digit gains, but underperformed the Russell Index on a relative basis. Sector allocation and stock selection impacted the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the utilities, industrials and financials sectors, where company-specific issues weighed on certain holdings. Having an overweighted allocation in consumer discretionary hurt as well. Such detractors were only partially offset by effective stock selection in the consumer staples, materials and information technology sectors, which helped the Fund’s performance relative to the Russell Index. Having an overweighted allocation to consumer staples and an underweighted exposure to materials also boosted the Fund’s relative results.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in Southwestern Energy, Triumph Group and QEP Resources.

Southwestern Energy, an oil and natural gas exploration and production company, saw its shares decline primarily as a reflection of persistent weakness in natural gas prices. In the last months of 2014, Southwestern Energy closed its previously announced acquisition of Marcellus and Utica shale assets from Chesapeake Energy and announced a $1 billion share buyback program. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales. We also believe its newly acquired assets further enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to disciplined growth, cost reductions and shareholder returns.

Triumph Group designs, manufactures and services products for the aerospace industry. Its shares were under pressure throughout the year due to execution challenges on its 747-8 program, a lackluster growth environment, and timing of anticipated margin improvements. Despite its underperformance in 2014, we anticipate an improvement in demand for Triumph Group’s products in 2015 and remain positive regarding its management’s ability to meet expectations. At the end of the Reporting Period, we also remained confident in its management’s ability to achieve significant synergies from the acquisitions the company completed in 2014, which we believe may drive long-term shareholder value.

QEP Resources, an oil and natural gas exploration and production company, beat consensus earnings estimates, but its shares declined as a result of weaker energy prices, especially in the latter months of the Reporting Period. We initiated a position in QEP Resources during the Reporting Period given our positive outlook on its management’s decision to sell the remaining part of its midstream business in 2014. We believed the cash received from the company’s sale of its midstream business would improve its balance sheet and enable it to fund profitable exploration and production initiatives. While we continue to have a positive long-term outlook on QEP Resources, we exited the position by the end of the Reporting Period in an effort to reduce the portfolio’s exposure to oil, and we reallocated the proceeds into a higher conviction name.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Keurig Green Mountain, Kroger and UnitedContinental Holdings.

Specialty coffee and coffeemaker company Keurig Green Mountain was the top contributor to the Fund’s performance during the Reporting Period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company also benefited from exposure to the Starbucks, Dunkin, Folgers and Costco brands. Further, shareholders approved the company’s official name change to Keurig Green Mountain from Green Mountain Coffee Roasters, recognizing the value that Keurig has brought to the overall franchise and creating a powerful corporate identity. Following the stock’s strong performance, we sold the Fund’s position in Keurig Green Mountain during the Reporting Period, taking profits.

Supermarket and convenience store operator Kroger, a new purchase for the Fund during the Reporting Period, saw its shares rise during the first quarter of 2014 as the firm completed its merger with Harris Teeter Supermarkets and reported positive fourth quarter 2013 results driven primarily by strong execution. Same store sales were better than expected in a rather challenging consumer environment. The grocery store chain subsequently reported positive first quarter 2014 results and raised its full year 2014 guidance beyond consensus expectations, which helped to drive its shares higher. Strong quarterly earnings driven by solid execution helped the company maintain its positive momentum throughout the year. In our view, Kroger has consistently been able to gain market share driven by a focus on low prices, high convenience and healthy choices. At the end of the Reporting Period, its margins appear to have stabilized and we believe may begin to expand following many years of investment that Kroger made in an effort to improve its competitive positioning. We also believe the company’s acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. Further industry consolidation could be beneficial for the company due to its strong market share and stable cash flows.

Shares of airline parent company UnitedContinental Holdings rose following the announcement of better than expected third quarter earnings. The company was able to record its highest quarterly profit in its history, highlighting the continued success of its cost-cutting initiatives. The company’s strong performance was supported on the cost side by lower jet fuel costs as oil prices declined. At the end of the Reporting Period, we believed UnitedContinental Holdings would likely continue to benefit from an improving economy with accelerating demand for air travel. We believe that this, combined with flat to modest cost growth, may

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

well result in earnings growth and free cash flow generation. In our view, the company has a strong management team committed to returning capital to shareholders.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to the purchases mentioned earlier, we initiated a Fund position in Cigna, a global health maintenance organization (“HMO”). In our view, shares of Cigna were trading at a discount to many of its peers at the time of purchase. However, we anticipated this gap may narrow because the business appeared to be performing well after facing challenges at the end of 2013. We also became more bullish on the company’s Medicare Advantage opportunity, which we believe could potentially boost earnings per share going forward. In our view, the potential for capital deployment in the form of share repurchases, dividends and/or acquisition activity could also be a positive catalyst for the stock.

We established a Fund position in international specialty retailer Gap. We believe its shares were attractively valued at the time of purchase and have room to increase in value over the long term for a number of reasons. First, we are positive on Gap’s long-term growth potential given its large international expansion opportunity. Over the next three years, the company plans to open 1,000 company-owned and franchised stores, which should, in our view, fuel healthy square footage and sales growth. Second, we believe Gap has a strong e-commerce platform that has a long runway for growth, which should incrementally benefit margins as market share grows. Third, we believe supply chain initiatives the company is currently implementing are largely underappreciated by the market and could potentially yield meaningful margin improvement over the next few years. Lastly, we believe Gap is a high quality business led by a strong management team committed to increasing shareholder value. Over the last five years, Gap has returned more than $8 billion to shareholders through a combination of share repurchases and dividends.

In addition to sales already mentioned, we exited the Fund’s position in health care benefits provider Aetna following strong 2013 and early 2014 performance. We exited the position because we saw a better risk/reward in owning Cigna.

We sold the Fund’s position in Agilent Technologies, which provides core bio-analytical and electronic measurement solutions to the communications, electronics, life sciences and chemical analysis industries. While we were optimistic about the company’s health care business, we exited the position due to its exposure to energy end-markets, which we felt may lead to increased downside risk potential.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples increased compared to the Russell Index. The Fund’s position in cash also increased during the Reporting Period. The Fund’s allocations compared to the benchmark index in financials, health care and industrials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, consumer staples and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, utilities and materials and was rather neutrally weighted to the Russell Index in energy, health care and industrials. The Fund had no exposure to telecommunication services at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Michael Ho, a Vice President and sector portfolio manager on the Goldman Sachs U.S. Value Equity Team, left the firm. Mike had sector portfolio management responsibilities in the consumer staples and materials sectors in our Large and Mid Cap Value strategies and in half of industrials in our Mid Cap Value strategy. Charles “Brook” Dane assumed research and portfolio management responsibilities for the consumer staples sector in the Large Cap Value strategies. Brook has 22 years of experience, joined the Value Team in 2010, and currently has portfolio management responsibility for the technology sector within the Large Cap Value strategies. Eric Fogarty assumed research and portfolio management responsibilities for the consumer staples sector in the Mid Cap Value strategy. Eric joined the U.S. Value Equity Team as an analyst in 2007, was promoted to portfolio manager in 2012 and has 20 years of industry experience. Currently, Eric has portfolio management responsibility for the utilities sector across

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

our Value strategies. As part of our ongoing commitment to identifying investment talent, we are initiating a search for an experienced Portfolio Manager with expertise in the materials sector for both the Large and Mid Cap Value strategies. In the interim, Andy Braun, Co-CIO of the Value Team, will provide oversight for this sector. Andy has had prior investing experience in the materials sector throughout his career and will be supported by dedicated research analysts. David Deuchler assumed research and portfolio management responsibilities for the entire industrials sector in the Mid Cap Value strategy. David served as a research analyst on the Value Team from 2000-2005 and spent seven years in the hedge fund industry before rejoining in June 2013. Currently, David has portfolio management responsibility for Mid, Small/Mid and Small Cap health care as well as half of industrials in Mid Cap Value. The U.S. Value Equity strategies continue to be led by Co-CIOs Sean Gallagher and Andy Braun. The team consists of 14 portfolio managers, averaging 20 years of experience, and is supported by more than 10 research analysts.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed U.S. equities had further upside should the U.S. economy accelerate. We believe real earnings growth may well serve as a fundamental driver of performance going forward. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and should provide companies with a number of options to increase shareholder value. While we acknowledge the potential for headwinds remains, such as geopolitical risks, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies, and we are optimistic on the strengthening U.S. housing and employment markets as well as on the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. Gross Domestic Product (“GDP”), could benefit from the combination of low energy prices and a strong U.S. dollar. Furthermore, with strong GDP growth momentum from 2014, we believe an acceleration in earnings growth could continue in the U.S., as the country is less exposed to weaker segments of the global economy given its lower reliance on exports.

Looking forward, we believe that should the U.S. economy continue to improve, companies may reinvest for future growth by increasing capital expenditures, research and development, hiring, and merger and acquisition activity rather than keeping excess cash on balance sheets. From a valuation perspective, we believe U.S. equities remained, at the end of the Reporting Period, fairly valued considering the positive macro environment and inexpensive relative to fixed income. We believe a forward-looking analysis is critical in this investing environment, and we believe stock selection will be increasingly important as companies differentiate themselves on earnings growth and valuation.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Mid Cap Value Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	13.57%	15.90%	9.02%	9.57%	5/01/98
Service	13.29	15.62	N/A	8.07	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.83%	0.87%
Service	1.08	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/143

Holding	% of Net Assets	Line of Business
FirstEnergy Corp.	2.1%	Utilities
Sempra Energy	2.0	Utilities
The Gap, Inc.	1.9	Retailing
Lincoln National Corp.	1.9	Insurance
Cigna Corp.	1.8	Health Care Equipment & Services
Principal Financial Group, Inc.	1.6	Insurance
Brixmor Property Group, Inc.	1.5	Real Estate Investment Trust
Fifth Third Bancorp	1.5	Banks
Navient Corp.	1.5	Diversified Financials
ConAgra Foods, Inc.	1.5	Food, Beverage & Tobacco

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced May 1, 1998)	13.57%	15.90%	9.02%	9.57%
Service (Commenced January 9, 2006)	13.29%	15.62%	N/A	8.07%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 96.4%
Banks – 5.6%
789,298	Fifth Third Bancorp	$16,081,946
1,473,913	Huntington Bancshares, Inc.	15,505,565
90,582	M&T Bank Corp.	11,378,911
79,131	Signature Bank*	9,967,341
235,781	Zions Bancorporation	6,722,116

		59,655,879

Capital Goods – 6.0%
113,555	Alliant Techsystems, Inc.	13,200,769
160,878	Armstrong World Industries, Inc.*	8,224,083
231,168	Fortune Brands Home & Security, Inc.	10,464,975
268,448	Terex Corp.	7,484,330
274,590	Textron, Inc.	11,562,985
186,853	Triumph Group, Inc.	12,560,259

		63,497,401

Commercial & Professional Services – 0.4%
31,811	The Dun & Bradstreet Corp.	3,847,859

Consumer Durables & Apparel – 3.3%
64,935	Fossil Group, Inc.*	7,190,902
70,019	Mohawk Industries, Inc.*	10,878,152
53,192	PVH Corp.	6,817,618
294,019	Toll Brothers, Inc.*	10,076,031

		34,962,703

Consumer Services – 2.3%
540,462	MGM Resorts International*	11,555,077
161,997	Starwood Hotels & Resorts Worldwide, Inc.	13,133,097

		24,688,174

Diversified Financials – 6.9%
360,364	Invesco Ltd.	14,241,585
728,456	Navient Corp.	15,741,934
208,648	Raymond James Financial, Inc.	11,953,444
1,210,110	SLM Corp.	12,331,021
185,241	The NASDAQ OMX Group, Inc.	8,884,159
227,927	Voya Financial, Inc.	9,659,546

		72,811,689

Energy – 4.2%
550,258	Chesapeake Energy Corp.	10,768,549
52,069	Cimarex Energy Co.	5,519,314
13,937	Energen Corp.	888,623
64,272	Oil States International, Inc.*	3,142,901
512,686	Southwestern Energy Co.*	13,991,201
129,166	Tesoro Corp.	9,603,492

		43,914,080

Food & Staples Retailing – 1.8%
133,193	The Kroger Co.	8,552,323
198,481	Whole Foods Market, Inc.	10,007,412

		18,559,735

Common Stocks – (continued)
Food, Beverage & Tobacco – 3.7%
433,305	ConAgra Foods, Inc.	$15,720,306
108,679	Molson Coors Brewing Co. Class B	8,098,759
380,046	Tyson Foods, Inc. Class A	15,236,044

		39,055,109

Health Care Equipment & Services – 6.7%
440,200	Allscripts Healthcare Solutions, Inc.*	5,621,354
159,116	Cardinal Health, Inc.	12,845,435
179,425	Cigna Corp.	18,464,627
145,877	Envision Healthcare Holdings, Inc.*	5,060,473
131,028	Laboratory Corp. of America Holdings*	14,137,921
126,095	Zimmer Holdings, Inc.	14,301,695

		70,431,505

Household & Personal Products – 1.1%
93,829	Energizer Holdings, Inc.	12,062,656

Insurance – 8.7%
199,789	Arthur J. Gallagher & Co.	9,406,066
72,536	Everest Re Group Ltd.	12,352,881
359,484	Genworth Financial, Inc. Class A*	3,055,614
352,765	Lincoln National Corp.	20,343,958
330,652	Principal Financial Group, Inc.	17,174,065
205,979	Unum Group	7,184,547
198,178	Validus Holdings Ltd.	8,236,278
399,477	XL Group PLC	13,730,024

		91,483,433

Materials – 5.8%
257,475	Axalta Coating Systems Ltd.*	6,699,499
153,227	Carpenter Technology Corp.	7,546,430
134,351	Celanese Corp. Series A	8,055,686
36,545	CF Industries Holdings, Inc.	9,959,974
135,710	Packaging Corp. of America	10,592,166
77,922	Reliance Steel & Aluminum Co.	4,774,281
96,899	The Valspar Corp.	8,379,826
130,877	TimkenSteel Corp.	4,846,375

		60,854,237

Media – 3.0%
174,670	AMC Networks, Inc. Class A*	11,138,706
24,506	Liberty Broadband Corp. Series A*	1,227,506
52,334	Liberty Broadband Corp. Series C*	2,607,280
100,674	Liberty Media Corp. Series A*	3,550,772
262,811	Liberty Media Corp. Series C Series C*	9,206,269
59,046	Scripps Networks Interactive, Inc. Class A	4,444,392

		32,174,925

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 2.4%
213,331	Endo International PLC*	$15,385,432
172,104	Mylan, Inc.*	9,701,502

		25,086,934

Real Estate Investment Trust – 7.1%
87,788	AvalonBay Communities, Inc.	14,343,681
654,940	Brixmor Property Group, Inc.	16,268,710
682,927	DDR Corp.	12,538,540
328,846	RLJ Lodging Trust	11,026,206
581,698	Starwood Property Trust, Inc.	13,518,662
98,805	Taubman Centers, Inc.	7,550,678

		75,246,477

Retailing – 5.5%
71,479	Expedia, Inc.	6,101,447
122,723	GNC Holdings, Inc. Class A	5,763,072
271,921	Liberty Interactive Corp. Series A*	7,999,916
567,000	Staples, Inc.	10,274,040
483,239	The Gap, Inc.	20,349,194
201,299	Urban Outfitters, Inc.*	7,071,634

		57,559,303

Semiconductors & Semiconductor Equipment – 4.5%
262,308	Altera Corp.	9,689,658
126,096	Analog Devices, Inc.	7,000,850
958,107	Atmel Corp.*	8,043,308
167,159	Broadcom Corp. Class A	7,242,999
491,495	Maxim Integrated Products, Inc.	15,663,946

		47,640,761

Software & Services – 5.0%
128,983	AOL, Inc.*	5,955,145
98,358	Check Point Software Technologies Ltd.*	7,727,988
118,091	Citrix Systems, Inc.*	7,534,206
167,554	Informatica Corp.*	6,389,672
325,330	Pandora Media, Inc.*	5,800,634
86,974	Red Hat, Inc.*	6,013,382
962,803	Xerox Corp.	13,344,450

		52,765,477

Technology Hardware & Equipment – 2.7%
793,770	Brocade Communications Systems, Inc.	9,398,237
384,727	Juniper Networks, Inc.	8,587,106
93,645	Keysight Technologies, Inc.*	3,162,392
179,604	NetApp, Inc.	7,444,586

		28,592,321

Transportation – 2.5%
507,545	Hertz Global Holdings, Inc.*	12,658,172
72,486	Kansas City Southern	8,845,467
66,786	United Continental Holdings, Inc.*	4,467,315

		25,970,954

Common Stocks – (continued)
Utilities – 7.2%
566,043	FirstEnergy Corp.	$22,070,016
354,325	NRG Energy, Inc.	9,549,059
285,313	PG&E Corp.	15,190,064
135,860	SCANA Corp.	8,205,944
188,672	Sempra Energy	21,010,514

		76,025,597

TOTAL COMMON STOCKS
(Cost $903,918,786)		$1,016,887,209

Units	Description	Expiration Month	Value
Right – 0.0%
Media – 0.0%
15,367	Liberty Broadband Corp.*	01/15	$145,987
(Cost $0)

TOTAL INVESTMENTS – 96.4%
(Cost $903,918,786)			$1,017,033,196

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%			37,535,349

NET ASSETS – 100.0%			$1,054,568,545

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $903,918,786)	$1,017,033,196
Cash	40,976,654
Receivables:
Dividends	1,475,527
Investments sold	1,087,907
Fund shares sold	134,153
Reimbursement from investment adviser	2,721
Other assets	29,514
Total assets	1,060,739,672

Liabilities:
Payables:
Investments purchased	3,620,767
Fund shares redeemed	1,687,111
Management fees	685,825
Distribution and Service fees and Transfer Agent fees	93,788
Accrued expenses	83,636
Total liabilities	6,171,127

Net Assets:
Paid-in capital	925,203,399
Undistributed net investment income	493,790
Accumulated net realized gain	15,756,946
Net unrealized gain	113,114,410
NET ASSETS	$1,054,568,545
Net Assets:
Institutional	$692,068,020
Service	362,500,525
Total Net Assets	$1,054,568,545
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	39,694,457
Service	20,772,117
Net asset value, offering and redemption price per share:
Institutional	$17.43
Service	17.45

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:

Dividends	$14,919,192

Expenses:
Management fees	8,188,369
Distribution and Service fees — Service Class	836,821
Transfer Agent fees(a)	204,692
Printing and mailing costs	152,815
Custody, accounting and administrative services	99,344
Professional fees	79,491
Trustee fees	20,839
Other	117,091
Total expenses	9,699,462
Less — expense reductions	(320,748)
Net expenses	9,378,714
NET INVESTMENT INCOME	5,540,478

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $102,620)	159,883,299

Net change in unrealized loss on investments	(37,866,794)
Net realized and unrealized gain	122,016,505
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,556,983

(a) Institutional and Service Shares had Transfer Agent fees of $137,752 and $66,940, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$5,540,478	$6,344,409
Net realized gain	159,883,299	201,894,207
Net change in unrealized gain (loss)	(37,866,794)	53,796,177
Net increase in net assets resulting from operations	127,556,983	262,034,793

Distributions to shareholders:
From net investment income
Institutional Shares	(6,789,219)	(5,487,800)
Service Shares	(2,691,480)	(1,803,944)
From net realized gains
Institutional Shares	(113,060,264)	(52,951,066)
Service Shares	(58,697,537)	(24,095,985)
Total distributions to shareholders	(181,238,500)	(84,338,795)

From share transactions:
Proceeds from sales of shares	97,834,874	80,023,723
Reinvestment of distributions	181,238,500	84,338,795
Cost of shares redeemed	(186,178,999)	(150,238,862)
Net increase in net assets resulting from share transactions	92,894,375	14,123,656
TOTAL INCREASE	39,212,858	191,819,654

Net assets:

Beginning of year	1,015,355,687	823,536,033
End of year	$1,054,568,545	$1,015,355,687
Undistributed net investment income	$493,790	$3,004,778

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$18.64	$0.12		$2.31	$2.43	$(0.21)	$(3.43)	$(3.64)	$17.43	13.57%	$692,068	0.83%	0.87%	0.62%		88%
2014 - Service	18.66	0.07		2.31	2.38	(0.16)	(3.43)	(3.59)	17.45	13.29	362,501	1.08	1.12	0.38		88
2013 - Institutional	15.33	0.13		4.88	5.01	(0.16)	(1.54)	(1.70)	18.64	32.89	695,832	0.83	0.86	0.74		108
2013 - Service	15.35	0.09		4.88	4.97	(0.12)	(1.54)	(1.66)	18.66	32.56	319,524	1.08	1.11	0.51		108
2012 - Institutional	13.09	0.18	(d)	2.24	2.42	(0.18)	—	(0.18)	15.33	18.41	601,620	0.84	0.87	1.24	(d)	79
2012 - Service	13.11	0.15	(d)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09	1.12	1.05	(d)	79
2011 - Institutional	14.10	0.11		(1.01)	(0.90)	(0.11)	—	(0.11)	13.09	(6.38)	604,797	0.85	0.86	0.81		75
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10	1.11	0.61		75
2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87	0.87	0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12	1.12	0.44		88

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.31% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,016,887,209	$145,987	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2014, GSAM waived $307,058 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2014, GSAM did not reimburse the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2014, custody fee credits were $13,690.

E.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.
F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $61,036 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were $891,614,136 and $1,004,081,968, respectively.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2014

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2014 was as follows:

	2013	2014
Distributions paid from:
Ordinary income	$7,291,744	$65,381,467
Net long-term capital gains	77,047,051	115,857,033
Total taxable distributions	$84,338,795	$181,238,500

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,096,277
Undistributed long-term capital gains	15,385,470
Total undistributed earnings	$16,481,747
Timing differences (Relating to REIT Adjustments)	423,895
Unrealized gains — net	112,459,504
Total accumulated gains — net	$129,365,146

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$904,573,692
Gross unrealized gain	128,805,984
Gross unrealized loss	(16,346,480)
Net unrealized security gain	$112,459,504

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of real estate investment trust investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $1,429,233 from accumulated net realized gain (loss) to undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and result primarily from dividend redesignations, and differences in the tax treatment of real estate investment trust investments and partnership investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2014

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,715,321	$33,575,125	1,696,217	$30,350,446
Reinvestment of distributions	7,070,766	119,849,483	3,203,885	58,438,866
Shares redeemed	(6,423,243)	(125,120,050)	(6,801,262)	(121,893,304)
	2,362,844	28,304,558	(1,901,160)	(33,103,992)
Service Shares
Shares sold	3,196,021	64,259,749	2,816,457	49,673,277
Reinvestment of distributions	3,617,502	61,389,017	1,418,397	25,899,929
Shares redeemed	(3,169,219)	(61,058,949)	(1,563,657)	(28,345,558)
	3,644,304	64,589,817	2,671,197	47,227,648
NET INCREASE	6,007,148	$92,894,375	770,037	$14,123,656

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (the “Fund”), a Fund of Goldman Sachs Variable Insurance Trust, at December 31, 2014 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$1,044.90		$4.28
Hypothetical 5% return	1,000	1,021.02	+	4.23
Service
Actual	1,000	1,043.90		5.56
Hypothetical 5% return	1,000	1,019.76	+	5.50

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.83% and 1.08% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2014, 20.05% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $115,857,033 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2015 Goldman Sachs. All rights reserved.

VITMCVAR-15/153902.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Money Market Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

What were the Fund’s yields as of December 31, 2014?

The Fund’s Institutional Shares’ standardized 7-day current yield was 0.04% and its standardized 7-day effective yield was also 0.04% as of December 31, 2014. The Fund’s one-month simple average yield was 0.03% as of December 31, 2014. The Fund’s 7-day distribution yield as of December 31, 2014 was 0.04%.

The Fund’s Service Shares’ standardized 7-day current yield was 0.01% and its standardized 7-day effective yield was also 0.01% as of December 31, 2014. The Fund’s one-month simple average yield was 0.01% as of December 31, 2014. The Fund’s 7-day distribution yield as of December 31, 2014 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields remained low throughout, as the Federal Reserve (the “Fed”) kept its target rate near zero and continued its forward guidance for continued low rates in conjunction with the tapering of its asset purchases and then the ending of its quantitative easing program as scheduled in October 2014.

Longer-dated U.S. Treasury yields declined during the first quarter of 2014 overall, as economic data weakened primarily as a result of inclement winter weather. That said, U.S. Treasury yields did rise toward the end of the first calendar quarter when, following the Fed’s March meeting, the Fed’s rates projections showed a slightly more aggressive path for policy tightening, and the language regarding the 6.5% unemployment threshold as a condition for raising interest rates was dropped. With respect to tapering asset purchases, the Fed maintained its pace of reduction that began in January 2014, bringing the monthly level down by $10 billion per month. The Fed’s March 2014 press conference provided a notable moment when, in response to a question on the timeline between the end of quantitative easing and an increase in the federal funds rate, Fed Chair Yellen’s response was “something on the order of six months.” Given the pace of asset purchases, this implied a rate hike sometime in mid-2015. While this was consistent with market pricing prior to the meeting, Eurodollar futures, fed funds futures and short- to intermediate-term U.S. Treasuries all sold off sharply in response to the “six months” comment.

Also in March 2014, first quarter 2014 nonfarm payroll and unemployment reports showed an improved labor market relative to reports earlier in the calendar year. The U.S. added 192,000 new jobs, as the participation rate rose from 63.0% to 63.2%, while the headline unemployment rate held steady at 6.7%. This improvement in the labor market at the end of the first quarter of 2014 provided some indication that weather played a role in the weaker economic data seen in January and February 2014. Market reaction was somewhat surprising, as the U.S. Treasury market rallied following the labor market reports, while equity markets moved lower.

During the second quarter of 2014, payroll and unemployment reports continued to show improved labor market conditions. April 2014 nonfarm payrolls were well ahead of consensus at 288,000 versus an expected 218,000. Nonfarm payrolls came in at 217,000 in May 2014, close to consensus, and then beat consensus again for June 2014 with 288,000 versus an expected 215,000. Such numbers placed the three-month average of nonfarm payrolls at 272,000, as the previous months were adjusted up to 304,000 and 224,000, respectively, in June 2014. The headline unemployment rate declined, reaching 6.1% by the end of the second calendar

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

quarter. This was particularly positive, as the decline was not driven by falling participation but rather by a strong showing in the household survey.

While payrolls were mostly positive, Gross Domestic Product (“GDP”) for the first calendar quarter was revised down significantly in June 2014. This first quarter GDP revision — to -2.9% compared to -1.8% expected — was largely driven by weaker health care spending, exports and inventories. The weaker than expected health care spending — largely driven by how the U.S. Commerce Department has accounted for the Affordable Care Act — led the Goldman Sachs economics team to reduce its second quarter 2014 GDP tracking estimate from +4.0% to +3.5%.

The European Central Bank (“ECB”) cut its interest rates by 10 basis points in June 2014, resulting in a negative deposit rate. (A basis point is 1/100th of a percentage point.) The ECB also announced a set of unconventional measures, including targeted long-term refinancing operations (“TLTROs”) and the ending of the Securities Market Program (“SMP”) sterilization. (TLTROs are a two-step plan, with a first phase linked to the outstanding amount of bank loans to the non-financial private sector and a second phase linked to the flow of net lending. The SMP was a bond-buying plan of the ECB’s designed to address tensions in certain market segments that hampered its monetary policy transmission mechanism. The SMP aims to influence prices in the entire euro area via its interest rates.) Communications from Bank of England (“BoE”) Governor Mark Carney suggested the possibility of an earlier rate hike than markets had projected, explaining that raising rates earlier would allow for a more gradual increase. Following the statements, markets shifted to price the first rate hike around late 2014.

The Global Manufacturing Purchasing Managers’ Index (“PMI”) rose to a four-month high of 52.7 in June 2014 compared to 52.1 in May 2014, with the U.S. and the U.K. experiencing some of the largest manufacturing output growth. The PMI had signaled expanding global manufacturing activity for 19 consecutive months at the end of June 2014.

U.S. economic data continued to strengthen somewhat during the third calendar quarter, especially within the labor market, where unemployment declined to 5.9%, though this was partially driven by a drop in labor force participation. Approximately 248,000 jobs were added in September 2014, and the previous two months were revised upward by 69,000. The U.S. Treasury yield curve flattened during the third quarter of 2014. Five-year U.S. Treasury yields rose by 13 basis points, while 10-year U.S. Treasury yields fell by four basis points during the third calendar quarter. Much of the focus late in the third quarter of 2014 was on the Fed’s meeting and minutes. The Fed’s minutes were viewed by the market as leaning dovish, as they made considerable mention of the potential impact of weaker global economic growth, a strengthening U.S. dollar and a softening U.S. housing market.

While employment continued to improve and jobless claims were better than expected, average hourly earnings remained flat, and manufacturing data and consumer confidence came in below expectations in September 2014. Weaker global economic data and continued political tensions also continued to weigh on investor risk sentiment. As a result of persistently low inflation and weaker economic data, the ECB implemented further easing measures in the form of rate cuts, TLTROs and asset purchase programs.

U.S. economic data continued to show strength during the fourth quarter of 2014. Non-farm payrolls increased by 252,000 in December 2014, which followed an unexpectedly strong 353,000 increase in November 2014. The unemployment rate fell to 5.6%, though this was partially due to a decrease in labor force participation.

The Fed’s statement following its December 2014 meeting was slightly more dovish than expected, with the “considerable time” forward guidance language kept in and with the Fed judging that it can be “patient” before normalizing, or raising, rates. The press conference following the meeting leaned a bit more on the hawkish side. Fed Chair Yellen indicated at the press conference that the guidance suggested rate hikes would not occur for “at least a couple of meetings.” At the end of the Reporting Period, the consensus was that a late-April or June 2015 hike is possible based on Yellen’s comments. The subsequent minutes noted that the Fed could hike rates with inflation at current levels, while oil and U.S. dollar moves were seen as pushing inflation “temporarily lower.” The Fed highlighted global concerns and reiterated that the timing of the first hike would be data dependent.

The Global Composite PMI declined slightly to 52.3 in December 2014 from 53.1 the previous month. The Global Composite PMI has fallen each month since hitting a three-year high in July 2014. U.S. output slowed toward the end of the year 2014 but remained solid.

There were also several money market fund reforms by the Securities & Exchange Commission (“SEC”) during the Reporting Period. As part of a global push to safeguard money market funds, on July 23, 2014, the SEC approved changes to the rules governing U.S. money market funds under the Investment Company Act of 1940. Three of the five SEC Commissioners approved the amendments, which were initially proposed in July 2013. On August 14, 2014, these amendments were posted to the Federal Register. Though the changes are significant, it is important to note that implementation is not required for some time, so there is no immediate impact on money market funds.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. For purposes of the amendments, money market funds are divided into three categories: 1) government funds, which are now required to invest at least 99.5% of total assets (previously 80%) in cash, U.S. government securities (as defined in Section 2(a)(16) of the 1940 Act) and/or repurchase agreements “collateralized fully” by cash or U.S. government securities; 2) institutional prime funds, which invest primarily in credit instruments; and 3) municipal/tax-exempt funds, which invest in municipal and tax-exempt securities. In addition, the rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The new requirements include:

•	Floating net asset value (“NAV”) — Only institutional prime and institutional municipal/tax-exempt funds will be required to move to a floating NAV. Funds subject to this requirement will need to round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the current practice whereby NAVs are fixed at $1.00 per share.
•	Liquidity fees and redemption gates — Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:
¡	If a fund’s weekly liquid assets fall below 30%, the board would be allowed to impose a liquidity fee of up to 2% on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.
¡	If a fund’s weekly liquid assets fall below 10%, the board is required to impose a 1% liquidity fee unless the board determines to impose a different fee or no fee.
¡	A fund is not under any circumstances obliged to impose a liquidity fee or redemption gate.
•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with further disclosure and reporting requirements.

In order to provide market participants adequate time to prepare for these changes, the compliance date for the amendments relating to floating NAV and liquidity fees and redemption gates is October 14, 2016, while shorter compliance periods apply to the other money market funds reforms. The changes will have little impact on Goldman Sachs Asset Management’s general investment strategy with respect to money market funds, which is a conservative risk-managed approach to provide liquidity solutions that fit clients’ needs, no matter what the market environment or constraints.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. With the targeted federal funds rate near zero throughout the Reporting Period and with the Fed maintaining its forward guidance for continued low rates in conjunction with its tapering and then ending of its asset purchases, money market yields remained anchored near the same level with little difference between maturities. Further, the money market yield curve, or spectrum of maturities, was extremely flat during most of the Reporting Period, only steepening a bit toward the end of the Reporting Period as longer-term rates rose slightly. The Fund remained highly liquid throughout.

During the first quarter of 2014, the dominant secular themes of reserve creation and a scarcity of high quality assets were the key drivers of money market rates, as the front, or short-term, end of the yield curve was well bid, or actively invested. The Fund maintained a shorter weighted average maturity in anticipation of temporary increases in front-end rates, with the expectation to opportunistically extend in the near term. General collateral repurchase agreement (“repo”) rates and U.S. Treasury bill yields remained at very low levels throughout the quarter, beginning in low-single digits and eventually rising into the mid-single digits toward the end of the first calendar quarter, pinned close to the level of the Fed’s repo facility.

The U.S. Treasury bill curve remained quite flat during the second quarter of 2014, offering very little value for extending maturities. The U.S. Treasury, agency and general collateral repo curves were pricing in little chance of a meaningful change in overnight rates nor offering much term premium. (Term Premium is defined as the amount by which the yield-to-maturity of a longer-term security exceeds that of a shorter-term security. The amount of a term premium depends on the interest rates of the individual securities.) As a result, we kept the Fund’s weighted average maturity short. General collateral repo rates remained pinned near the level of the Fed facility for much of the quarter, only rising above the facility level toward the end of May 2014 and beginning of June 2014, causing usage of the Fed facility to decline during that time.

During the third quarter of 2014, the U.S. Treasury and agency security curves remained flat out to nine to 10 months, but offered some premium beyond that. General collateral repo levels remained pinned near the level of the Fed’s repo facility for much of the third calendar quarter, as the seasonal period of bill pay-downs exacerbated the supply/demand imbalance in the short-term end of the curve. General collateral repo did begin to trade through the Fed’s reverse repurchase program (“RRP”) rate of 0.05% toward

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

the end of the third quarter of 2014 after the Fed announced a daily cap on the RRP facility usage of $300 billion, meaning some counterparties may not get a full allocation if usage rises above the cap. (The Fed’s RRP is a program wherein the Fed lends out collateral from its balance sheet against cash from the Federal Home Loan Banks and large money market funds. Depending on demand, this facility provided up to $300 billion in additional liquidity to the market on a daily basis during much of the Reporting Period and was instrumental in providing a floor to rates, especially at critical periods like month- and quarter-ends.)

The U.S. Treasury and agency security curves remained flat out to 9 to 10 months, but offered some premium beyond that during the fourth quarter of 2014 just as it had in the prior quarter. General collateral repo became less expensive throughout the fourth calendar quarter, and rates stayed elevated above the Fed’s RRP facility, as we entered a period of increased supply and additional bill issuance. The Fed also began testing different rates in the RRP facility, decreasing the offering rate to three basis points and rising it to seven basis points and 10 basis points for two week spans. Average usage during the fourth quarter of 2014 in the overnight RRP facility was $123 billion. The RRP facility was extended for another year until January 2016, and more testing could be expected before the “lift off” of short-term interest rates, as the Fed is terming its anticipated first rate hike. The New York Fed also utilized term RRP operations during December 2014. These operations were held each Monday from December 8, 2014 through December 29, 2014 (four in total) with all operations maturing January 5, 2015. This additional term operation resulted in a reduction in the overnight RRP facility takedown, or usage.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions throughout the Reporting Period did not provide bountiful opportunities to pick up yield, as the interest rate yield curve was flat through most of the Reporting Period, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of potential yield. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2013, the Fund’s weighted average maturity was 52 days. During the first quarter of 2014, we maintained the Fund’s weighted average maturity in a 45 to 55 day range. During the second and third quarters of 2014, we maintained the Fund’s weighted average maturity in a 35 to 50 day range. During the fourth quarter of 2014, we maintained the Fund’s weighted average maturity in a 45 to 55 day range. Throughout the Reporting Period, we made adjustments in line with our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The Fund’s weighted average maturity on December 31, 2014 was 46 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 84 days as of December 31, 2014. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, variable rate demand notes, municipal debt and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, from overnight repurchase agreements to securities with one-year maturities. We preferred secured positions to unsecured positions.

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We did not make any significant changes in the Fund’s portfolio during the Reporting Period. As indicated earlier, we made adjustments to the Fund’s weighted average maturity based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. Also, the Fund’s allocations to commercial paper and corporate obligations, Yankee certificates of deposit and eurodollar certificates of deposit decreased from the beginning to the end of the Reporting Period, while its exposure to repurchase agreements and fixed rate municipal debt obligations increased.

What is the Fund’s tactical view and strategy for the months ahead?

We do not believe the Fed will begin raising short-term interest rates until mid-2015. Given our view, we expect to keep the Fund conservatively positioned as we continue to focus on preservation and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

6

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

December 31, 2014

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 19.8%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
$8,000,000	3.850	%(b)	01/22/15	$8,014,946
Bedford Row Funding Corp.
3,000,000	0.311		08/25/15	2,993,903
Dexia Credit Local New York Branch
5,000,000	0.306		05/20/15	4,994,112
Electricite de France
1,000,000	0.553		01/02/15	999,985
1,000,000	0.553		01/06/15	999,924
3,000,000	0.756		01/15/16	2,976,312
Gotham Funding Corp.
5,000,000	0.180		02/02/15	4,999,200
Jupiter Securitization Co. LLC
1,000,000	0.271		04/13/15	999,235
3,000,000	0.271		07/30/15	2,995,275
Kaiser Foundation Hospitals
2,155,000	0.170		01/12/15	2,154,888
2,000,000	0.250		04/03/15	1,998,722
LMA Americas LLC
7,000,000	0.180		01/12/15	6,999,615
Matchpoint Master Trust
9,400,000	0.210		02/02/15	9,398,245
NRW Bank
5,000,000	0.145		01/07/15	4,999,879
Standard Chartered Bank
5,000,000	0.250		02/10/15	4,998,611

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$60,522,852

Fixed Rate Municipal Debt Obligations – 9.9%
Baptist Memorial Health Care, Tennessee
$2,000,000	0.180%		01/20/15	$2,000,000
City of Newport News, Virginia GO Taxable Series 2012 B
3,385,000	0.789		07/15/15	3,392,941
DeKalb County, Georgia Development Authority for Emory University Project Series 1994-B
3,355,000	0.170		02/18/15	3,354,780
Municipal Electric Authority of Georgia RB Taxable Series 2011 A
1,180,000	2.352		01/01/15	1,180,000
National Australia Bank Ltd.
990,000	1.600		08/07/15	997,071
New York City, New York Transitional Finance Authority RB Future Tax Secured Series 2010 Subseries F-3
2,095,000	3.070		02/01/15	2,099,862
Rutgers State University of New Jersey Series 2014 C (Wachovia Bank, LIQ)
3,000,000	0.180		03/05/15	3,000,000
South Carolina Association of Governmental Organizations Taxable COPS Series 2014 B (South Carolina State Department of Education)
3,000,000	0.750		03/02/15	3,002,082

Fixed Rate Municipal Debt Obligations – (continued)
South Carolina State Public Service Authority Series 2014 DD (Barclays Bank PLC, LOC)
$1,500,000	0.200%		01/05/15	$1,500,000
State of California GO Various Purpose Series 2009-3
3,775,000	5.450		04/01/15	3,821,161
State of Illinois RB for Build Illinois Taxable Series 2012
1,775,000	1.064		06/15/15	1,780,056
The Regents of The University of California RB Taxable Series 2013 AJ
300,000	0.528		05/15/15	300,174
University of North Texas Series 2004 A (University of North Texas, LIQ)
3,000,000	0.230		01/05/15	3,000,000
University of Utah Series 2014-13-B
1,000,000	0.150		01/09/15	1,000,000

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$30,428,127

U.S. Government Agency Obligations – 4.8%
Federal Home Loan Bank
$5,000,000	0.210%		08/17/15	$5,000,000
300,000	0.250		10/05/15	300,000
3,000,000	0.263		10/09/15	3,000,000
Overseas Private Investment Corp. (USA)
6,500,000	0.110	(a)	01/07/15	6,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$14,800,000

Variable Rate Municipal Debt Obligations(a) – 20.7%
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Bachenheimer Building Project Series 2002-A-T (FNMA, LIQ)
$865,000	0.110%		01/07/15	$865,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Berkeleyen Project Series 2003-A-T (FNMA, LIQ)
700,000	0.110		01/07/15	700,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Darling Florist Building Project Series 2002-A-T (FNMA, LIQ)
140,000	0.110		01/07/15	140,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for GAIA Building Project Series 2000-A-T (FNMA, LIQ)
100,000	0.110		01/07/15	100,000
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)
1,000,000	0.160	(b)	01/02/15	1,000,000
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)
950,000	0.160	(b)	01/02/15	950,000

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
Collier County, Florida Housing Finance Authority MF Hsg VRDN RB for Brittany Bay Housing Series 2001-B (FNMA, LIQ)
$670,000	0.110%		01/07/15	$670,000
DeKalb County, Georgia Development Authority VRDN RB for Emory University Series 1995-B (GO of University)
3,400,000	0.100		01/07/15	3,400,000
Kentucky State Housing Corp. VRDN RB for Overlook Terrace Series 2008-B (FNMA, LIQ)
690,000	0.110		01/07/15	690,000
Los Angeles, California Community College District GO VRDN for Build America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
10,250,000	0.420	(b)	01/07/15	10,250,000
Massachusetts State Housing Finance Agency VRDN RB Series 2009-B (Bank of NY Mellon, LOC)
6,104,000	0.110		01/07/15	6,104,000
New York City, New York GO VRDN Series 2007 Subseries D-4 (BMO Harris Bank N.A., SPA)
250,000	0.050		01/07/15	250,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004-B RMKT (FNMA, LIQ)
1,000,000	0.190		01/07/15	1,000,000
New York State Housing Finance Agency VRDN RB for West 20th Street Series 2000-B RMKT (FNMA, LIQ)
300,000	0.090		01/07/15	300,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDP Series 2010-1 (Deutsche Bank A.G., LIQ)
1,500,000	0.160	(b)	01/07/15	1,500,000
Nuveen Municipal Opportunity Fund, Inc. VRDP Series 2010 (Citibank N.A., LIQ)
1,000,000	0.130	(b)	01/07/15	1,000,000
Nuveen Premier Municipal Income Fund, Inc. VRDP Series 2011- 1-1277 (Barclays Bank PLC, LIQ)
1,000,000	0.130	(b)	01/07/15	1,000,000
Oglethorpe, Georgia Power Corp. VRDN RB Putters Series 2012- SGT05 (NATL-RE FGIC) (Societe Generale, LIQ)
13,200,000	0.130	(b)	01/02/15	13,200,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2013-DB-1201 (GO of Authority) (Deutsche Bank A.G., LIQ)
200,000	0.090	(b)	01/07/15	200,000
Port of Corpus Christi Authority of Nueces County, Texas VRDN RB for Flint Hills Resources LP Project Series 2007 (GTY AGMT-Flint Hills Resources LLC)
2,000,000	0.090		01/07/15	2,000,000
Puttable Floating Option VRDN RB P-Floats Series 2013-TNP-1006 (Multi-State) (Bank of America N.A., LIQ)
10,855,000	0.450	(b)	01/02/15	10,855,000
Regional Transportation Authority, Illinois VRDN RB Putters Series 2014-T0021 (JPMorgan Chase & Co., LIQ)
1,390,000	0.110	(b)	01/02/15	1,390,000

Variable Rate Municipal Debt Obligations(a) – (continued)
State of California GO VRDN SPEARS Series 2014-DBE-1342 (GTY AGMT—Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
$500,000	0.130	%(b)	01/07/15	$500,000
Tampa, Florida Revenue for Allegany Health Systems—St. Mary’s VRDN RB P-Floats Series 2014-TNP-1011 (Bank of America N.A., LIQ)
5,400,000	0.450	(b)	01/02/15	5,400,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$63,464,000

Variable Rate Obligations(a) – 17.3%
Australia & New Zealand Banking Group Ltd.
$5,000,000	0.398	%(b)	10/16/15	$5,000,000
Bank of Montreal, Chicago
5,000,000	0.221		04/13/15	5,000,000
Bank of Nova Scotia (The)
5,000,000	0.363		01/22/16	5,000,000
BNZ International Funding Ltd.
1,650,000	0.281	(b)	10/15/15	1,650,000
Commonwealth Bank of Australia
3,000,000	0.238	(b)	01/02/15	3,000,000
Credit Suisse Securities (USA) LLC
5,000,000	0.257		05/01/15	5,000,000
JPMorgan Chase Bank NA
4,000,000	0.355		01/07/16	4,000,000
JPMorgan Securities LLC
4,000,000	0.352		11/19/15	4,000,000
Kells Funding LLC
5,000,000	0.242	(b)	05/15/15	5,000,000
Providence Health & Services Obligated Group
3,165,000	0.885		10/01/15	3,172,233
Providence Health & Services Obligated Group (U.S. Bank N.A., SBPA)
800,000	0.110		01/07/15	800,000
Svenska Handelsbanken AB
5,000,000	0.431		01/04/16	5,000,000
Wells Fargo Bank N.A.
2,500,000	0.367		01/20/16	2,500,000
Westpac Banking Corp.
4,000,000	0.434	(b)	12/31/15	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$53,122,233

Yankee Certificates of Deposit – 13.4%
Banco Del Estado De Chile, New York
$8,000,000	0.210%		03/02/15	$8,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3,000,000	0.350		01/09/15	3,000,000
5,000,000	0.395		09/11/15	5,000,000

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Yankee Certificates of Deposit – (continued)
DZ Bank AG
$5,000,000	0.310%	02/13/15	$5,000,000
Norinchukin Bank
5,000,000	0.230	01/16/15	5,000,000
Sumitomo Mitsui Banking Corp.
5,000,000	0.230	03/10/15	5,000,000
Sumitomo Mitsui Trust Bank Ltd.
10,000,000	0.220	02/23/15	10,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$41,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$263,337,212

Repurchase Agreements(c) – 13.5%
BNP Paribas Securities Corp.
$3,000,000	0.200%	01/02/15	$3,000,000
Maturity Value: $3,000,033

Collateralized by various auction rate preferred securities, 5.500%
to 6.900%, perpetual maturity, various equity securities and
Exchange-Traded Funds. The aggregate market value of the
collateral, including accrued interest, was $3,240,002.

5,000,000	0.450	01/02/15	5,000,000
Maturity Value: $5,000,125

Collateralized by various asset backed obligations, 0.270% to
7.184%, due 10/30/25 to 08/25/47 and a corporate security
issuer, 6.625%, due 10/01/22. The aggregate market value of
the collateral, including accrued interest, was $6,187,489.

ING Financial Markets LLC
5,000,000	0.150	01/02/15	5,000,000
Maturity Value: $5,000,042
Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 10/01/42. The market value of the collateral, including accrued interest, was $5,103,857.

Joint Repurchase Agreement Account III
28,500,000	0.088	01/02/15	28,500,000
Maturity Value: $28,500,139

TOTAL REPURCHASE AGREEMENTS			$41,500,000

TOTAL INVESTMENTS – 99.4%			$304,837,212

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			1,929,710

NET ASSETS – 100.0%			$306,766,922

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at December 31, 2014.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At December 31, 2014, these securities amounted to $73,909,946 or approximately 24.1% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on December 31, 2014. Additional information on Joint Repurchase Agreement Account III appears on page 11.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
COPS	— Certificates of Participation
FGIC	— Insured by Financial Guaranty Insurance Co.
FNMA	— Insured by Federal National Mortgage Association
GO	— General Obligation
GTY AGMT	— Guaranty Agreement
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
LP	— Limited Partnership
MF Hsg	— Multi-Family Housing
NATL-RE	— National Reinsurance Corp.
RB	— Revenue Bond
RMKT	— Remarketed
SBPA	— Standby Bond Purchase Agreement
SPA	— Stand-by Purchase Agreement
SPEARS	— Short Puttable Exempt Adjustable Receipts
VRDN	— Variable Rate Demand Notes
VRDP	— Variable Rate Demand Preferred Shares

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 2, 2015, as follows:

Principal Amount	Maturity Value	Collateral Value
$28,500,000	$28,500,139	$29,260,234

REPURCHASE AGREEMENTS — At December 31, 2014, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.110%	$5,071,174
Credit Agricole Corporate and Investment Bank	0.080	8,215,302
TD Securities USA, LLC	0.090	7,606,762
Wells Fargo Securities, LLC	0.080	7,606,762
TOTAL		$28,500,000

At December 31, 2014, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	4.875%	01/17/17
Federal Home Loan Bank	0.375	06/10/16
Federal Home Loan Mortgage Corp.	0.000 to 4.500	11/28/16 to 01/01/45
Federal National Mortgage Association	2.500 to 5.500	08/01/20 to 01/01/45
Government National Mortgage Association	2.000 to 6.000	07/15/23 to 12/20/44
Tennessee Valley Authority	0.000	06/15/26 to 03/15/39
U.S. Treasury Inflation-Indexed Note	0.125	04/15/16
U.S. Treasury Note	0.875	01/31/17

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments based on amortized cost	$263,337,212
Repurchase agreements based on amortized cost	41,500,000
Cash	1,545,513
Receivables:
Fund shares sold	731,871
Interest	359,480
Reimbursement from investment adviser	17,651
Other assets	6,182
Total assets	307,497,909

Liabilities:
Payables:
Fund shares redeemed	605,272
Management fees	53,295
Distribution and Service fees and Transfer Agent fees	11,530
Accrued expenses	60,890
Total liabilities	730,987

Net Assets:
Paid-in capital	306,765,118
Accumulated net realized gain (loss) from investments	1,804
NET ASSETS	$306,766,922
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$772,881
Service Shares	305,994,041
Total Net Assets	$306,766,922
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	772,877
Service Shares	305,992,222

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:
Interest	$763,211

Expenses:
Distribution and Service fees — Service Shares	796,880
Management fees	653,679
Professional fees	123,044
Transfer Agent fees(a)	63,773
Printing and mailing costs	44,439
Custody, accounting and administrative services	30,576
Trustee fees	21,993
Other	36,230
Total expenses	1,770,614
Less — expense reductions	(1,017,709)
Net expenses	752,905
NET INVESTMENT INCOME	10,306
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	10,720
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,026

(a) Institutional and Service Shares had Transfer Agent fees of $22 and $63,751, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$10,306	$10,884
Net realized gain from investment transactions	10,720	10,065
Net increase in net assets resulting from operations	21,026	20,949

Distributions to shareholders:
From net investment income:
Institutional Shares	(29)	(2)
Service Shares	(10,277)	(10,882)
From net realized gains:
Institutional Shares	(1)	—
Service Shares	(9,168)	(9,812)
Total distributions to shareholders	(19,475)	(20,696)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	160,663,051	123,203,209
Reinvestment of distributions	19,475	20,696
Cost of shares redeemed	(170,346,403)	(164,340,353)
Net decrease in net assets resulting from share transactions	(9,663,877)	(41,116,448)
TOTAL DECREASE	(9,662,326)	(41,116,195)

Net assets:

Beginning of year	316,429,248	357,545,443
End of year	$306,766,922	$316,429,248

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)	Net assets, end of period (in 000's)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE FISCAL YEAR ENDED DECEMBER 31,
2014 - Institutional	$1.00	$—	(d)	$—	(d)	$1.00	0.01%	$773	0.23%		0.31%		0.03%
2014 - Service	1.00	—	(d)	—	(d)	1.00	0.01	305,994	0.24		0.56		—	(e)
2013 - Institutional(f)	1.00	—	(d)	—	(d)	1.00	0.01	25	0.24	(g)	0.36	(g)	0.04	%(g)
2013 - Service	1.00	—	(d)	—	(d)	1.00	0.01	316,404	0.28		0.55		—	(e)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Service	1.00	—	(d)	—	(d)	1.00	0.01	357,545	0.35		0.53		—	(e)
2011 - Service	1.00	—	(d)	—	(d)	1.00	0.01	144,173	0.30		0.66		0.01
2010 - Service	1.00	—	(d)	—	(d)	1.00	0.01	123,365	0.33		0.68		—	(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.
(f)	Commenced operations on October 16, 2013.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013, were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$19,223	$20,696
Net long-term capital gains	252	—
Total taxable distributions	$19,475	$20,696

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$1,804

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2014

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Amortized Cost Rule 2a-7 Procedures (“Procedures”) that govern the valuation of the portfolio investments held by the Fund. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both amortized cost and market-based methods of valuation) of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Procedures.

As of December 31, 2014, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the average daily net assets.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2014

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2014, GSAM reimbursed $224,567 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which resulted in a reduction of $58 of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

E.  Contractual and Net Fund Expenses — During the fiscal year ended December 31, 2014, Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of distribution and service plan fees and transfer agent fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares			Service Shares
Fee/Expense Type	Contractual rate, if any		Ratio of net expenses to average net assets for the fiscal year ended December 31, 2014	Contractual rate, if any		Ratio of net expenses to average net assets for the fiscal year ended December 31, 2014
Management Fee	0.21	%(a)	0.21%	0.21	%(a)	0.21%
Distribution and Service Fees	N/A		N/A	0.25		0.01
Transfer Agent Fees	0.02		0.01	0.02		0.01
Other Expenses	—		0.01	—		0.01
Net Expenses			0.23%			0.24%

(a)	Unrounded contractual rate is 0.205%.
N/A	- Fees not applicable to respective share class.

For the fiscal year ended December 31, 2014, Goldman Sachs waived $5,469, $768,162 and $19,453 in management, distribution and service fees, and transfer agent fees, respectively.

For the fiscal year ended December 31, 2014, the amounts owed to affiliates of the Fund were $53,295, $6,331, and $5,199 for management, distribution and service fees, and transfer agent fees, respectively.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended December 31, 2014, the purchase and sale transactions for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were $500,134 and $1,945,085, respectively.

G.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2014

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013
Institutional Shares
Shares sold	1,028,618	25,004
Reinvestment of distributions	30	2
Shares redeemed	(280,777)	—
	747,871	25,006
Service Shares
Shares sold	159,634,433	123,178,205
Reinvestment of distributions	19,445	20,694
Shares redeemed	(170,065,626)	(164,340,353)
	(10,411,748)	(41,141,454)
NET DECREASE IN SHARES	(9,663,877)	(41,116,448)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Money Market Fund (the “Fund”), a Fund of Goldman Sachs Variable Insurance Trust at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations have not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of the Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 (or commencement of operations date) through December 31, 2014.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/14	Ending Account Value 12/31/14		Expenses Paid for the 6 months Ended 12/31/14*
Institutional Shares
Actual	$1,000.00	$1,000.10		$1.15
Hypothetical 5% return	1,000.00	1,024.06	+	1.16
Service Shares
Actual	1,000.00	1,000.03		1.17
Hypothetical 5% return	1,000.00	1,024.04	+	1.18

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.23% and 0.23% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER, and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Money Market Fund designates $252, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr. Diana M. Daniels	Scott M. McHugh, Principal Financial Officer and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2015 Goldman Sachs. All rights reserved.

VITMMAR-15/153898.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolio. For additional information concerning the risks applicable to the Portfolio, please see the Portfolio’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Portfolio’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolio.

The Multi-Strategy Alternatives Portfolio invests primarily in affiliated variable insurance funds and mutual funds (“underlying funds”) that provide exposure to liquid alternatives strategies and real assets. The Portfolio may also invest directly in other securities, including exchange-traded funds (“ETFs”). The Portfolio is intended for investors seeking long-term growth of capital. Through its investments in the underlying funds and ETFs, the Portfolio indirectly invest in equity securities, fixed income and/or floating rate securities, mortgage-backed and asset-backed securities, currencies, and restricted securities. In addition, the Portfolio and certain underlying funds may invest in derivatives including futures contracts, swaps, options, forward contracts and other instruments.

The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity (including master limited partnerships, real estate investment trusts and mid- and small-cap securities), fixed income (including non-investment grade securities, loans, mortgage-backed and asset-backed securities), foreign and emerging countries, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, is expected to change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The investment program of the Portfolio is speculative, entails substantial risks and includes investment in underlying funds that utilize alternative investment techniques not employed by traditional mutual funds. The Portfolio should not be relied upon as a complete investment program. The Portfolio’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Portfolio will be achieved.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the period since its inception on April 25, 2014 through December 31, 2014 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Advisor, Institutional and Service Shares generated cumulative total returns of –0.97%, –0.67% and –0.85%, respectively. These returns compare to the 0.17% cumulative total return of the Portfolio’s benchmark, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The Portfolio’s performance during the Reporting Period was driven by four main themes — a divergence in economic and monetary policy, a sell-off in the energy sector, an increase in market volatility and an underperformance of emerging markets.

Divergence in economic growth and central bank monetary policy between the U.S. and other developed markets emerged during the Reporting Period. In the U.S., the Federal Reserve (the “Fed”) ended its quantitative easing asset purchases on schedule at the end of October 2014. This action stood in contrast to Europe, which saw its central bank embark on its own version of increased monetary stimulus. At the same time, slowing global economic growth and lower inflation expectations weighed on U.S. long-term interest rates, which trended down, supporting fixed income assets. In addition, the U.S. dollar appreciated significantly relative to other currencies.

Crude oil prices fell sharply to multi-year lows during the Reporting Period, due largely to over-supply and weak global demand. The oil price drop heightened market volatility and led to the underperformance of energy-related securities, particularly in the high yield corporate bond market where credit spreads widened. (Spreads are yield differentials between bonds of comparable maturity.) Volatility also increased within other asset classes, including commodities, emerging markets equities and emerging markets debt, with the latter two underperforming their developed markets counterparts. Within the emerging markets, commodity exporting countries, such as Russia, were hurt most.

In this environment, riskier fixed income asset classes and “bond substitutes” generally outperformed, fueled by a continued search for yield by investors. This benefited real estate securities, especially U.S. real estate securities.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

During the Reporting Period, the Portfolio underperformed in both absolute terms and relative to the LIBOR Index. These results were due primarily to the Portfolio’s strategic asset allocation to energy commodities, which detracted significantly from returns. On the positive side, the Portfolio benefited from strategic allocations to fixed income corporate bonds, equities and interest rate duration. (Duration is a measure of the Portfolio’s sensitivity to changes in interest rates.) Strategic allocations to U.S. real estate securities, international real estate securities and global infrastructure securities also added to results. In addition, the Portfolio benefited from its strategic allocation to certain liquid alternative strategies, including momentum and trend-following strategies in managed futures and within the equity markets.

Tactical asset allocation overall added to the Portfolio’s returns, led by a short-term tactical allocation to small-cap U.S. equities that was subsequently shifted to large-cap U.S. equities. On the other hand, a short-term tactical underweight in U.S. real estate securities detracted as interest rates fell.

After accounting for their market exposures, overall investments in underlying funds detracted from the Portfolio’s results.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 76% in liquid alternative strategies, 17% in real assets and 3.1% cash. The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had 3.9% of its total net assets invested in tactical exposures.

How did you tactically manage the Portfolio’s allocations during the Reporting Period?

During the Reporting Period, we adopted a tactical allocation to U.S. small-cap stocks, accomplished by reducing the Portfolio’s position in emerging markets debt. Subsequently, we shifted this tactical tilt from U.S. small-cap stocks to U.S. large-cap stocks because of our view of performance trends of small-cap stocks versus large-cap stocks. In addition, we shifted the Portfolio’s tactical allocation in U.S. real estate securities to international real estate securities, based on our tactical view favoring short duration positioning. We later reversed this tactical tilt because of our favorable view on the U.S. dollar.

In addition, during the Reporting Period, the Portfolio eliminated the Goldman Sachs Managed Futures Strategy Fund from its lineup of underlying Funds due to its underperformance. The proceeds were re-allocated across the Portfolio, primarily to the Goldman Sachs VIT Global Markets Navigator Fund and the Goldman Sachs Absolute Return Tracker Fund.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 73.7% in liquid alternative strategies, 14.8% in real assets and 6.2% cash. The Portfolio had 3.7% of its total net assets invested in tactical exposures.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Portfolio did not use derivatives and similar instruments within its investment process. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Were there any changes to the Portfolio’s management team during the Reporting Period?

During the Reporting Period, Neil Nuttall joined the Global Portfolio Solutions Team as a co-chief investment officer. He also serves as co-chair of the Global Portfolio Solutions investment committee and oversees investment processes for the Team. In addition, Michael Johnson became the head of Commodities portfolio management and Tom Teles became the head of the Duration strategy, replacing Steve Lucas who previously managed both responsibilities.

What is the Portfolio’s tactical view and strategy for the months ahead?

For most of the Reporting Period, our asset allocation views were underpinned by developed market growth in an environment of plentiful liquidity and low macroeconomic volatility. Broadly speaking, the Portfolio was overweight riskier asset classes and underweight U.S. government bonds. However, as we transition from this naturally low-volatility regime to potentially more uncertain macroeconomic and geopolitical conditions, we anticipate greater dispersion in asset class performance. Specifically, after the strong performance of U.S. equities during the past few years, we anticipate that equity returns are likely to be more muted in the near term, making way for other sources of return to play more significant roles. In our view, such an environment may reward a more selective and less broad brush approach to portfolio positioning across asset classes, sectors and securities.

Relative to our macroeconomic views, we expect to get better clarity in the months ahead on the U.S. labor market and its potential impact on the U.S. inflation outlook, the U.S. housing market outlook and the Chinese housing slowdown. The impact of liquidity measures implemented by the European Central Bank and Bank of Japan and the withdrawal of liquidity by the Bank of England and the Fed are additional factors that may impact the markets going forward.

At the end of the Reporting Period, we continued to have a favorable view of riskier asset classes because we expect them to be supported by broad growth, divergent central bank actions and low energy prices. We believe the drop in oil prices is likely to benefit net importers — including many of the world’s largest economies — and raise real incomes, contributing to a virtuous cycle of consumer spending, corporate spending and ultimately, higher wages. This could generate upside surprises in Europe, where growth expectations are low.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

We continue to favor developed market assets and have a neutral view on emerging growth markets. The Portfolio remains positioned for a strengthening U.S. recovery and decreased inflationary pressures, as energy prices have fallen and European growth remains weak. In the U.S., at the end of the Reporting Period, we favored pro-cyclical sectors. Within the Eurozone, the Portfolio is positioned in core economies, such as Germany.

In terms of fixed income, we are focusing on what we view as quality within the Portfolio’s high yield corporate bond investments. Although the default environment remains supportive for corporate bonds, we observe that as interest rates rise and the business cycle matures, investors may reduce their search for yield. If investors do so rapidly, we believe such a shift could increase volatility but present potential tactical buying opportunities for quality assets. In addition, at the end of the Reporting Period, the Portfolio maintained a short duration position because we believe the current rate environment offers investors insufficient compensation for taking on risk related to Fed monetary policy and inflation.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	Since Inception	Inception Date
Institutional	(0.67)%	4/25/14
Service	(0.85)	4/25/14
Advisor	(0.97)	4/25/14

[1]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.09%	2.41%
Service	1.34	2.66
Advisor	1.49	2.81

[2]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS3

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund and ETF reflects the value of that underlying fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on April 25, 2014 (commencement of the Portfolio’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar LIBOR Three-Month Constant Maturity Index (the “LIBOR Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Portfolio level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Service Shares will vary from Advisor Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2014.

Cumulative Total Return through December 31, 2014	Since Inception
Institutional (Commenced April 25, 2014)	-0.67%
Service (Commenced April 25, 2014)	-0.85%
Advisor (Commenced April 25, 2014)	-0.97%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2014

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 85.5%
Equity – 22.1%
60,254	Goldman Sachs VIT Global Markets Navigator Fund	$712,199
6,119	Goldman Sachs Real Estate Securities Fund	123,491
17,180	Goldman Sachs International Real Estate Securities Fund	106,346

		942,036

Fixed Income – 63.4%
95,299	Goldman Sachs Absolute Return Tracker Fund	878,658
60,739	Goldman Sachs Strategic Income Fund	624,400
53,722	Goldman Sachs Fixed Income Macro Strategies Fund	500,686
43,439	Goldman Sachs Long Short Credit Strategies Fund	421,356
42,498	Goldman Sachs Commodity Strategy Fund	167,016
12,126	Goldman Sachs Dynamic Emerging Markets Debt Fund	107,559

		2,699,675

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 85.5%
(Cost $3,757,240)		$3,641,711

Exchange Traded Funds – 6.7%
3,024	iShares Global Infrastructure ETF	$127,461
770	SPDR S&P 500 ETF Trust	158,235

TOTAL EXCHANGE TRADED FUNDS
(Cost $281,030)		$285,696

TOTAL INVESTMENTS – 92.2%
(Cost $4,038,270)		$3,927,407

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.8%		330,732

NET ASSETS – 100.0%		$4,258,139

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in Affiliated Underlying Funds, at value (cost $3,757,240)	$3,641,711
Investments, at value (cost $281,030)	285,696
Cash	261,979
Receivables:
Reimbursement from investment adviser	129,093
Dividends	874
Deferred offering costs	95,023
Total assets	4,414,376

Liabilities:
Payables:
Printing and mailing costs	41,070
Portfolio shares redeemed	33,995
Professional fees	50,111
Organization costs	12,000
Distribution and Service fees and Transfer Agent fees	1,265
Accrued expenses	17,796
Total liabilities	156,237

Net Assets:
Paid-in capital	4,361,031
Undistributed net investment income	45
Accumulated net realized gain	7,926
Net unrealized loss	(110,863)
NET ASSETS	$4,258,139
Net Assets:
Institutional	$1,002,564
Service	9,916
Advisor	3,245,659
Total Net Assets	$4,258,139
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	102,192
Service	1,010
Advisor	331,392
Net asset value, offering and redemption price per share:
Institutional	$9.81
Service	9.81
Advisor	9.79

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Period Ended December 31, 2014(a)

Investment income:
Dividends from Affiliated Underlying Funds	$27,927
Dividends from Unaffiliated Funds	3,611
Total investment income	31,538

Expenses:
Amortization of offering costs	140,724
Professional fees	79,651
Printing and mailing costs	48,049
Trustee fees	19,802
Custody, accounting and administrative services	15,350
Organization costs	12,000
Distribution and Service fees(b)	3,713
Management fees	2,417
Transfer Agent fees(b)	324
Other	9,683
Total expenses	331,713
Less — expense reductions	(324,478)
Net expenses	7,235
NET INVESTMENT INCOME	24,303

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	(8,084)
Investments	737
Capital gain distributions from Affiliated Underlying Funds	39,579
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	(115,529)
Investments	4,666
Net realized and unrealized loss	(78,631)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,328)

(a) Commenced operations on April 25, 2014.

(b) Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Portfolio	Service	Advisor	Institutional	Service	Advisor
Multi-Strategy Alternatives Portfolio	$17	$3,696	$136	$3	$185

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Changes in Net Assets

For the Period Ended December 31, 2014(a)

From operations:
Net investment income	$24,303
Net realized gain	32,232
Net change in unrealized loss	(110,863)
Net decrease in net assets resulting from operations	(54,328)

Distributions to shareholders:
From net investment income
Institutional Shares	(12,295)
Service Shares	(103)
Advisor Shares	(36,975)
From net realized gains
Institutional Shares	(181)
Service Shares	(2)
Advisor Shares	(570)
Total distributions to shareholders	(50,126)

From share transactions:
Proceeds from sales of shares	4,570,440
Reinvestment of distributions	50,126
Cost of shares redeemed	(257,973)
Net increase in net assets resulting from share transactions	4,362,593
TOTAL INCREASE	4,258,139

Net assets:

Beginning of period	—
End of period	$4,258,139
Undistributed net investment income	$45

(a) Commenced operations on April 25, 2014.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized loss	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)
FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 25, 2014)	$10.00	$0.09	$(0.16)	$(0.07)	$(0.12)	$—	(f)	$(0.12)	$9.81	(0.67)%	$1,003	0.22	%(g)	24.63	%(g)	1.30	%(g)	25%
2014 - Service (Commenced April 25, 2014)	10.00	0.07	(0.16)	(0.09)	(0.10)	—	(f)	(0.10)	9.81	(0.85)	10	0.49	(g)	25.05	(g)	1.02	(g)	25
2014 - Advisor (Commenced April 25, 2014)	10.00	0.11	(0.21)	(0.10)	(0.11)	—	(f)	(0.11)	9.79	(0.97)	3,246	0.62	(g)	16.16	(g)	1.66	(g)	25

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Portfolio commenced operations on April 25, 2014.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio is expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers (“Underlying Funds”). Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange-traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy, as well as the Underlying Funds’ is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Portfolio are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Portfolio were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Affiliated Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. In addition, the Portfolio invests in Unaffiliated Exchange Traded Funds.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events, which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$942,036	$—	$—
Fixed Income Underlying Funds	2,699,675	—	—
Exchange Traded Funds	285,696	—	—
Total	$3,927,407	$—	$—

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee wavier will remain in effect through at least April 30, 2015, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the period ended December 31, 2014, GSAM waived $2,417 of its management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (“The Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Portfolio’s average daily net assets attributable to Service and Advisor Shares, respectively.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the period ended December 31, 2014, GSAM reimbursed $321,971 to the Portfolio. The Portfolio bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Portfolio to

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2014

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the extent such expenses exceed a specified percentage of the Portfolio’s net assets. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the period ended December 31, 2014, custody fee credits were $90.

E.  Other Transactions with Affiliates — For the period ended December 31, 2014, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Portfolio.

The Portfolio invests primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolio. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2014:

Underlying Funds	Market Value 04/25/2014(1)	Purchases at Cost(2)	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$—	$907,756	$(44,139)	$30,494	$(15,453)	$878,658	$3,796	$30,565
Goldman Sachs Commodity Strategy Fund	—	227,201	(11,462)	(327)	(48,396)	167,016	101	—
Goldman Sachs Dynamic Emerging Markets Debt Fund	—	113,587	—	—	(6,028)	107,559	1,589	—
Goldman Sachs Fixed Income Macro Strategies Fund	—	522,475	(5,201)	(37)	(16,551)	500,686	578	—
Goldman Sachs International Real Estate Securities Fund	—	124,800	(15,551)	(34)	(2,869)	106,346	3,196	—
Goldman Sachs Long Short Credit Strategies Fund	—	452,000	(9,677)	3,489	(24,456)	421,356	7,200	3,514
Goldman Sachs Managed Futures Strategy Fund	—	398,122	(390,622)	(7,500)	—	—	—	—
Goldman Sachs Real Estate Securities Fund	—	113,161	—	—	10,330	123,491	574	—
Goldman Sachs Strategic Income Fund	—	650,437	(10,531)	(55)	(15,451)	624,400	9,412	—
Goldman Sachs VIT Global Markets Navigator Fund	—	714,798	(11,409)	5,465	3,345	712,199	1,481	5,500
Total	$—	$4,224,337	$(498,592)	$31,495	$(115,529)	$3,641,711	$27,927	$39,579

(1)	Commenced operations on April 25, 2014.
(2)	Includes reinvestment of distributions.

As of December 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 97.1% and 100% of the Institutional and Service Class Shares, respectively, of the Portfolio.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2014, were $4,561,663 and $516,046, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

2014
Distributions paid from ordinary income	$50,126

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$66
Undistributed long-term capital gains	16,026
Total undistributed earnings	$16,092
Timing differences (Post October Loss Deferral)	(7,524)
Unrealized losses — net	(111,460)
Total accumulated losses — net	$(102,892)

As of December 31, 2014, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,038,867
Gross unrealized gain	19,777
Gross unrealized loss	(131,237)
Net unrealized security gain	$(111,460)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, the Portfolio has reclassified $1,562 of paid-in capital and $23,553 of accumulated net realized gain into undistributed net investment income. These reclassifications have no impact on the net asset value of the Portfolio and results primarily from certain non-deductible expenses and underlying fund investments.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2014

7.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio and the Underlying Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio and Underlying Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio and Underlying Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2014

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended December 31, 2014(a)
	Shares	Dollars
Institutional Shares
Shares sold	100,984	$1,010,213
Reinvestment of distributions	1,268	12,476
Shares redeemed	(60)	(586)
	102,192	1,022,103
Service Shares
Shares sold	999	10,000
Reinvestment of distributions	11	105
Shares redeemed	—	—
	1,010	10,105
Advisor Shares
Shares sold	353,261	3,550,227
Reinvestment of distributions	3,823	37,545
Shares redeemed	(25,692)	(257,387)
	331,392	3,330,385
NET INCREASE	434,594	$4,362,593

(a)	Commenced operations on April 25, 2014.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$973.80		$1.09
Hypothetical 5% return	1,000	1,024.10	+	1.12
Service
Actual	1,000	972.00		2.44
Hypothetical 5% return	1,000	1,022.74	+	2.50
Advisor
Actual	1,000	971.80		3.08
Hypothetical 5% return	1,000	1,022.08	+	3.16

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.22%, 0.49% and 0.62% for Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2014, 6.64% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Portfolio qualify for the dividends received deduction available to corporations.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2015 Goldman Sachs. All rights reserved.

VITMSAAR-15/153901.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. Performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

For the year ended December 31, 2014 (the “Reporting Period”), both U.S. equities and fixed income generated positive returns.

Equity Markets

Diverging global economies, strong merger and acquisition activity, weakening oil prices and declining U.S. interest rates were major themes affecting U.S. equities throughout 2014. The U.S. economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. U.S. equity market volatility picked up during the second half of 2014 from exceptionally low levels mid-year, but the S&P 500® Index, representing the U.S. stock market, had no more than three consecutive down days during 2014, a feat not seen since 1928.

For the Reporting Period overall, the S&P 500® Index gained 13.69%, as it posted its third consecutive year of broad double-digit gains. Nine of the ten sectors within the S&P 500® Index were up. Merger and acquisition activity rose to its highest annual level since 2007 largely due to transactions within the information technology and health care sectors, which handily outperformed the broader market. The top-weighted information technology sector was also the largest positive contributor (weight times performance) to S&P 500® Index returns. Given the unexpected decline in U.S. interest rates, real estate investment trusts (“REITs”) and the utilities sector also outperformed the broader market during the Reporting Period. Conversely, the energy sector underperformed most during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices. Telecommunication services also performed poorly during the year as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap and mid-cap stocks, as measured by the Russell 1000® Index and the Russell Midcap® Index, respectively, gaining most and almost exactly in line with each other. Following at some distance were small-cap stocks, as measured by the Russell 2000® Index. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth-oriented stocks outperformed value-oriented stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

Fixed Income Markets

In January 2014, when the Reporting Period began, spread, or non-U.S. Treasury, sectors performed well, as intermediate-term and longer-term yields fell on concerns about growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the U.S. As expected, the Federal Reserve (the “Fed”) reduced its quantitative easing asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. In the Eurozone, the European Central Bank (“ECB”) restated its accommodative bias, dwelling less on recent positive economic data and more on potential downside risks to growth and inflation. Russia’s military presence in Ukraine and tensions over Crimea’s possible secession weighed heavily on that region’s markets. Although the global manufacturing Purchasing Managers Index (“PMI”) dipped, it remained in solidly expansionary territory — led by continued strong activity in the U.S. and U.K. — with the notable exception of China, where production contracted by the sharpest degree since November 2011. In March 2014, after Fed Chair Yellen suggested interest rates could start to increase six months after the Fed’s asset purchase program ends, intermediate-term and longer-term yields edged up.

During the second calendar quarter, intermediate-term and longer-term yields resumed their decline, and spread sectors rallied. The U.S. announced first quarter 2014 Gross Domestic Product (“GDP”) growth contracted 2.9%, but second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first calendar quarter contraction might have been due to inclement winter weather and that economic growth could accelerate in the second quarter of 2014. In the Eurozone, during June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate into negative territory for the first time in history. (A

MARKET REVIEW

basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending.

After a strong start, spread sectors generally declined during the third calendar quarter, as geopolitical tensions surrounding Russia and the Middle East weighed on risk sentiment. Global economic divergence was also a major theme. U.S. data remained generally strong, suggesting an above-trend pace of growth, leading the Fed to shift up its forecasts for the future path of interest rates. Meanwhile, the ECB implemented further easing measures in the form of rate cuts, targeted long-term refinancing operations and asset purchase programs, as a result of persistently low inflation and weaker economic data.

Spread sector weakness persisted into the fourth quarter of 2014 as falling oil prices heightened market volatility and sparked a flight to quality. At the same time, the theme of economic divergence continued. In the U.S., economic conditions improved, leading the Fed to end its quantitative easing asset purchase program, as planned, in October 2014. Meanwhile, soft economic data in the Eurozone and Japan resulted in further monetary easing by their central banks.

For the Reporting Period overall, sovereign emerging markets debt generated the strongest positive returns within the broad fixed income market. High yield securities also outperformed U.S. Treasuries, followed at some distance by investment grade corporate bonds and commercial mortgage-backed securities. In addition, agency securities, mortgage-backed securities and asset-backed securities outperformed U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 86 basis points during the Reporting Period to 2.17%.

Looking Ahead

Equity Markets

We believe many of the trends that drove equities higher in 2014 — a slowly improving global economy, increased growth spending and rising corporate earnings — may well continue to influence equity returns in 2015. In addition, diverging central bank policies, U.S. dollar strength and a dramatic drop in commodity prices, notably oil, appear to be shaping up as macro themes that may also drive equities in the coming year. We believe that equity returns will once again look attractive when compared to the low expected returns for bonds, cash and commodities.

Indeed, in our view, improving global economic growth, led by the U.S., may be a tailwind for equities and support further earnings growth, which we expect to be the main driver of higher prices. While there is a case for possible multiple expansion, we are not counting on re-rating to drive stocks higher. (Re-rating is when the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower.) We believe “animal spirits” (or the human emotion that drives consumer confidence) will continue to drive the bull market, supported by healthy merger and acquisition activity and capital expenditure expansion. Companies in the information technology and health care sectors may still benefit from these trends, but stock prices have already risen in these sectors, which may limit upside potential and compel us to look to other areas of the market, such as financials.

U.S. shale oil production has increased to the point where a dip in global demand has sent oil prices sharply lower. While energy stocks were hard hit during 2014, we are beginning to look for opportunities to invest, given what we view as a wide range of individual company prospects. Similarly, we are actively considering which other industries and economies may benefit from lower oil prices and which ones might be negatively impacted.

For much of 2014, there were a number of factors hindering global consumption, despite our bullish long-term view on the consumer. At the end of the Reporting Period, however, we saw lower oil prices as a possible, if not probable, catalyst to spur consumption. A consumer comeback in the U.S. is particularly meaningful to U.S. GDP and could therefore have global implications because of the size of the U.S. economy. Yet, at the end of the Reporting Period, the U.S. stock market appeared to already reflect some of this positive scenario, while European stock markets appeared to reflect dire sentiment on Europe. We believe European corporate earnings could benefit from improving U.S. consumption and therein may lie the investment opportunity. In addition, both the euro and yen depreciated meaningfully against the U.S. dollar in 2014, and we expect these

MARKET REVIEW

currencies to remain relatively weak, which should, we believe, benefit exports in both countries and contribute to corporate earnings growth.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

Fixed Income Markets

At the end of the Reporting Period, we expected the evolving theme of global economic divergence to reach a pivotal point in 2015, as markets react to contrasting economic growth and monetary policy drivers. In our view, U.S. economic growth will likely accelerate in 2015, which we believe could, in turn, trigger the first interest rate hike since the financial crisis. We believe robust economic growth and labor market indicators may well persuade the Fed to look through any short-term softness in inflation. A rate hike is likely in June 2015, in our opinion, though it may be delayed until September 2015. In contrast, we believe the central banks of the next-largest economies are likely to remain firmly in easing mode as a result of continued economic weakness. That said, we believe a modest pickup in economic growth is likely in the Eurozone and Japan, despite persistent disinflationary pressures. In China, we believe monetary and fiscal stimulus should keep economic growth close to 7%.

Lower oil prices are, in our view, a tailwind for global economic growth. Many of the largest economies are net importers, and we think the savings they gain should more than offset the negative impact on oil exporters. The drop in oil prices has also pushed down global inflation, though we believe the impact is likely to be temporary.

At the end of the Reporting Period, we believed riskier fixed income asset classes were still supported by low inflation, strong U.S. economic growth, and monetary stimulus outside the U.S. We continue to monitor how the drop in oil prices may affect high yield securities, but at the end of the Reporting Period, we saw some attractive opportunities resulting from the decline in certain asset classes, particularly within currencies and the emerging markets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 5.68% and 5.61%, respectively. These returns compare to the 5.97% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s tactical duration and U.S. yield curve positioning detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

On the positive side, the Fund benefited from its top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. In addition, our bottom-up individual issue selection within the corporate, securitized and government agency sectors bolstered returns.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund benefited from its overweight relative to the Barclays Index in corporate bonds, as corporate credit spreads (or the difference in yield between corporate bonds and U.S. Treasury securities of comparable maturity) tightened during the first, second and third quarters of 2014 on supportive credit fundamentals and low levels of volatility. The Fund gave back some of these gains as corporate spreads widened somewhat near the end of 2014. In addition, the Fund benefited during the

Reporting Period from an underweight in longer maturity U.S. corporate bonds. Issue selection within the corporate bond sector, especially issue selection of financial investment grade corporate bonds, added to relative returns.

In terms of its allocation to the securitized sector, the Fund benefited from an overweight in non-agency mortgage-backed securities. Non-agency mortgage-backed securities performed well during the first half of the Reporting Period on the appreciation of home values and improving borrower credit performance. In addition, issue selection among agency mortgage-backed securities and non-agency mortgage-backed securities contributed positively. Within the government agency sector, issue selection of agency and government debt enhanced relative returns. Among currencies, the Fund benefited from underweight positions in the Australian dollar, Swedish krona and Swiss franc.

Detracting was the Fund’s underweight exposure to agency mortgage-backed securities, as mortgage spreads tightened amid favorable market technicals. Holdings of Treasury Inflation Protected Securities (“TIPS”) also detracted, as inflation remained muted during the Reporting Period. In addition, issue selection of Russian and Turkish emerging markets debt dampened performance, as Eastern Europe and the Middle East struggled with geopolitical tensions during the Reporting Period.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from relative returns during the Reporting Period. The Fund held a short duration position relative to the Barclays Index, which hurt performance as interest rates declined during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Treasury futures were

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

employed as warranted to facilitate specific duration, yield curve and country strategies. Swaptions (or options on interest rate swap contracts) were employed to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). Credit default swaps were utilized to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating). Interest rate swaps were utilized to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we maintained the Fund’s short duration position relative to the Barclays Index because we expected interest rates to rise as the Fed reduced monetary policy support and as U.S. economic growth improved. In the latter part of the Reporting Period, we increased the Fund’s overweight compared to the Barclays Index in corporate credit, with a bias toward lower-rated securities, amid favorable valuations and fundamentals. We maintained the Fund’s exposure to agency multi-family mortgage-backed securities and its underweight in mortgage pass-through securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Given strong fundamentals in the U.S. housing market and the positive outlook for the U.S. economy, we maintained the Fund’s overweight in non-agency mortgage-backed securities throughout the Reporting Period. In the first half of the Reporting Period, we added a small overweight in emerging markets debt because we believed global market volatility and lower oil prices had created attractive opportunities. We shifted the Fund to a neutral position in emerging markets debt in the second half of the Reporting Period. During the Reporting Period, we eliminated the Fund’s position in municipal bonds, which are not represented in the Barclays Index.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities and overweight quasi-government bonds relative to the Barclays Index on a market-value weighted basis. It was overweight agency mortgage-backed securities, within which it held a small overweight in agency multi-family securities. In addition, the Fund was overweight investment grade corporate bonds, non-agency mortgage-backed securities, agency commercial mortgage obligations, commercial mortgage-backed securities, asset-backed securities and covered bonds at the end of the Reporting Period. (Covered bonds are securities created from either mortgage loans or public sector loans.) The Fund was also underweight mortgage pass-through securities and was relatively neutral in emerging markets debt. The Fund had no exposure to high yield bonds and municipal bonds, neither of which are represented in the Barclays Index, at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Institutional	5.68%	N/A	2.03%	4/30/13
Service	5.61	4.97%	4.50	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.43%	0.65%
Service	0.68	0.90

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	5.68%	N/A	2.03%
Service (Commenced January 9, 2006)	5.61%	4.97%	4.50%

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 13.22%. This return compares to the 13.69% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

Nine of the 10 sectors in the S&P 500® Index advanced during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were utilities, health care and information technology. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 19.66%. The industries with the strongest performance in terms of total return were airlines; technology hardware storage and peripherals; semiconductors and equipment; biotechnology; and road and rail.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, health care and financials. The industries with the strongest performance on the basis of impact were technology hardware storage and peripherals; pharmaceuticals; biotechnology; software; and banks.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were energy, telecommunication services and materials. The weakest performing industries in terms of total return were leisure products; construction and engineering; energy equipment and services; metals and mining; and Internet and catalog retail.

On the basis of impact, the weakest performing sectors were energy, telecommunication services and materials. The weakest performing industries on the basis of impact were oil, gas and consumable fuels; Internet and catalog retail; energy equipment and supplies; metals and mining; and electrical equipment.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution were Apple, Microsoft, Berkshire Hathaway, Intel and Wells Fargo. The weakest performers were Amazon, Exxon Mobil, IBM, General Electric and Chevron.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

By design, all investment decisions for the Fund are performed within a co-lead or team structure. During the Reporting Period, Melissa Kapitulik took over the portfolio management responsibilities for the Fund from Kristin Carcio, who has assumed a new role within SSgA. In addition, Michael Feehily has been added as one of the Fund’s lead portfolio managers.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Twelve stocks were removed from the S&P 500® Index during the Reporting Period. They were Cliffs Natural Resources, SLM, Beam, LSI, International Game Technology, Forest Laboratories, United States Steel, Rowan Companies, Peabody Energy, Graham Holdings, Jabil Circuit and Bemis.

There were 14 additions to the S&P 500® Index during the Reporting Period. They were Essex Property Trust, Google, Under Armour, Navient, Avago Technologies, Cimarex Energy, Affiliated Managers Group, Martin Marietta Materials, Discovery Communications, Mallinckrodt, United Health Services, United Rentals, Level 3 Communications and Royal Caribbean Cruises.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to Goldman Sachs Equity Index Fund is FactSet as of 12/31/14

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results, which may vary.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in the above Portfolio Management Discussion and Analysis with respect to Goldman Sachs Equity Index Fund are the views of SSgA’s Global Equity Beta Solutions Team through the period ended December 31, 2014 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This material contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

FUND BASICS

Equity Index Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Service	13.22%	15.05%	7.32%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.49%	0.74%

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/143

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.5%	Technology Hardware & Equipment
Exxon Mobil Corp.	2.1	Energy
Microsoft Corp.	2.1	Software & Services
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Berkshire Hathaway, Inc. Class B	1.5	Diversified Financials
Wells Fargo & Co.	1.4	Banks
General Electric Co.	1.4	Capital Goods
The Procter & Gamble Co.	1.3	Household & Personal Products
JPMorgan Chase & Co.	1.3	Banks
Chevron Corp.	1.2	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Equity Index Fund (Commenced January 9, 2006)	13.22%	15.05%	7.32%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 11.32% and 11.10%, respectively. These returns compare to the 11.90% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the Fund posted solid double-digit absolute gains, it modestly underperformed the Russell Index largely because of stock selection.

Which equity market sectors contributed to Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the energy, industrials and consumer discretionary sectors detracted from the Fund’s relative returns. Investments in the information technology, telecommunication services and consumer staples sectors contributed positively to Fund performance.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s relative returns were positions in Weatherford, a multinational oilfield services company; Dril-Quip, an offshore drilling and production equipment manufacturer; and Kennametal, a supplier of metal cutting tools and industrial materials used in manufacturing processes.

The largest detractor from the Fund’s relative returns during the Reporting Period was Weatherford International, which declined sharply in connection with the sell-off in oil prices. We believe the company has a solid core business and is well positioned to increase its market share for the foreseeable future. In our view, Weatherford International is well positioned to drive improved profitability and free cash flow generation through its restructuring process. At the end of the Reporting Period, we believed its shares were attractively valued and that its stock multiple would re-rate as the company begins to execute on its turnaround initiatives. (Re-rating is when the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower.)

Another notable detractor from relative performance was Dril-Quip. Its shares fell on concerns about lower oil prices and how the decline might hurt the company’s profitability. In our view, the markets are undervaluing Dril-Quip’s strong fundamentals and its ability to generate meaningful cash flow. The company’s third quarter 2014 earnings were well above consensus estimates, which we believe supports our view. At the end of the Reporting Period, we continued to believe Dril-Quip has a profitable core business with strong market share that is sustainable over the long-term.

Kennametal also detracted from the Fund’s relative results. The company reported quarterly earnings below consensus estimates throughout the Reporting Period. Kennametal’s stock price was also hurt by macroeconomic headwinds and management changes, which weighed on the company’s growth outlook. At the end of the Reporting Period, we continued to have a favorable outlook on Kennametal’s long-term growth prospects, as we believe it is a high quality franchise with dominant market share in an industry with pricing power and high barriers to entry. The company also has a history of making strategic acquisitions that have been accretive to earnings growth, and we believe this trend may continue.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

The Fund benefited most relative to the Russell Index from its positions in Keurig Green Mountain, a leader in specialty coffee and coffeemakers; Tim Horton, a Canadian multinational fast casual restaurant; and CareFusion, a medical technology company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Keurig Green Mountain was the top contributor to the Fund’s relative performance during the Reporting Period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company also benefited from exposure to the Starbucks, Dunkin, Folgers and Costco brands. Further, shareholders approved the company’s official name change to Keurig Green Mountain from Green Mountain Coffee Roasters, recognizing the value that Keurig has brought to the overall franchise and creating a powerful corporate identity. Overall, we believe Keurig Green Mountain remains well-positioned with a solid long term growth profile, competitive margins, improving returns on invested capital and a strategically focused management team.

A position in Tim Horton also added to relative results during the Reporting Period. Its shares surged on the announcement that Burger King intended to acquire the company at a 30% premium. Although the merger surprised us, we believe it makes strategic sense and validates our investment thesis that Tim Horton is an attractive growth story and an undervalued company.

CareFusion was another top contributor to relative performance during the Reporting Period. The stock climbed on news that Becton Dickinson planned to acquire CareFusion at more than a 25% premium to its closing price on the day before the announcement. In our view, the merger makes strategic sense and validates our investment thesis that CareFusion is an attractive growth story and an undervalued company. After the acquisition announcement and the positive reaction of investors, we took advantage of share price appreciation to exit the Fund’s position in the stock.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Kansas City Southern, a transportation holding company with domestic and international rail operations in North America. We believe the company is a high quality growth business with a favorable market structure, high barriers to entry and strong underlying fundamentals. We are positive on Kansas City Southern’s long-term growth trajectory and believe it is further reinforced by the significant track and locomotive investments the company has made over the past 15 years. Furthermore, Kansas City Southern has significant exposure to cross-border trade with Mexico, which has been growing volumes rapidly. The company also has the potential for significant margin improvement as it improves efficiency. In our view, Kansas City Southern is a compelling growth company, which was trading, at the time of purchase, at an attractive valuation.

We established a Fund position in Pioneer Natural Resources during the Reporting Period. In our view, shares of the independent oil and gas company weakened on a negative outlook for the energy sector. That said, we do not expect lower oil prices to hurt Pioneer Natural Resource’s cash flow growth permanently. We also believe the fundamentals of the business are strong and are further supported by the company’s strong management team and recent infrastructure investments. During the Reporting Period, we took advantage of the sell-off in the stock to buy what we consider to be a high quality franchise with significant growth potential at an attractive valuation.

During the Reporting Period, we exited the Fund’s position in C.R. Bard, a medical device company that manufactures products for vascular, urology, oncology and surgical specialties. Although we continue to have a favorable long-term view of the company, its stock performed well toward the end of the Reporting Period, and we believed the company was fairly valued by the market. We therefore decided to sell the position and add to higher conviction names that we believe offer more attractive risk/reward opportunities.

We also eliminated the Fund’s position in Xilinx, a leading programmable logic devices company on share price appreciation. During the Reporting Period, the company’s shares were volatile, as China’s wireless network build-out moved more slowly than expected and wireline capital spending was impacted by regulatory uncertainty. Near the end of the Reporting Period, the stock rallied strongly from its lows, and we used the opportunity to exit the Fund’s position in favor of another semiconductor name that we considered to have more upside potential.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the Fund’s overweighted positions relative to the Russell Index in the telecommunication services, financials and health care sectors. We increased its overweighted position in the consumer staples sector, and we increased its underweighted position in the information technology sector. Compared to the Russell Index, we reduced the Fund’s underweighted position in industrials but maintained an underweight in the sector. We shifted the Fund from underweights in the consumer discretionary, materials and utilities sectors to neutral positions relative to the Russell Index during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Jeffrey Rabinowitz, a co-lead portfolio manager, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. During the Reporting Period, Ashley Woodruff became a co-lead portfolio manager for the Fund, alongside Steve Barry and Craig Glassner.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the telecommunication services, consumer staples, financials and health care sectors. The Fund had smaller weightings than the Russell Index in the information technology, industrials and energy sectors at the end of the Reporting Period. It was relatively neutral compared to the Russell Index at the end of the Reporting Period in the consumer discretionary, materials and utilities sectors.

FUND BASICS

Growth Opportunities Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Institutional	11.32%	N/A	18.72%	4/30/13
Service	11.10	14.98%	9.75	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.00%	1.14%
Service	1.16	1.39

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/143

Holding	% of Net Assets	Line of Business
W.W. Grainger, Inc.	2.5%	Capital Goods
Intercontinental Exchange, Inc.	2.5	Diversified Financials
Mylan, Inc.	2.5	Pharmaceuticals, Biotechnology & Life Sciences
Whole Foods Market, Inc.	2.4	Food & Staples Retailing
CBRE Group, Inc. Class A	2.2	Real Estate
Equinix, Inc.	2.1	Software & Services
Kate Spade & Co.	2.1	Consumer Durables & Apparel
First Republic Bank	2.0	Banks
PVH Corp.	2.0	Consumer Durables & Apparel
SBA Communications Corp. Class A	2.0	Telecommunication Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	11.32%	N/A	18.72%
Service (Commenced January 9, 2006)	11.10%	14.98%	9.75%

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 0.17% and -0.09%, respectively, while the Fund’s Advisor Shares generated a cumulative return of –0.10% since their October 15th, 2014 inception date. These returns compare to the 0.03% average annual total return of the Fund’s benchmark, the BofA Merrill Lynch Three-Month U.S. Treasury Bill Index (the “BofA Index”).

We note that the Fund’s benchmark being the BofA Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy contributed positively to performance. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. In addition, our issue selection within the government sector added to returns.

Individual issue selection within the securitized sector detracted from performance. The Fund’s duration positioning also dampened results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Within our cross-sector strategy, the Fund’s allocation to mortgage-backed securities added to performance, as mortgage-backed securities spreads tightened on muted housing activity and weak supply. (Spreads are yield differentials between bonds of comparable maturity.) In addition, the Fund benefited from its allocation to asset-backed securities (“ABS”). An allocation to corporate bonds also added to returns, though the Fund gave back some of its gains toward the end of the Reporting Period when investment grade corporate bond spreads widened despite continued strength in corporate fundamentals.

The Fund was hampered by individual issue selection within the securitized sector. More specifically, it was hurt by issue selection among mortgage-backed securities, particularly floating rate collateralized mortgage obligations (“CMOs”). This performance was slightly offset by effective individual issue selection of U.S. government securities.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted overall from relative returns during the Reporting Period. More specifically, as yields fell during the Reporting Period, the Fund was hampered by its short duration position relative to the BofA Index in the five-year and seven-year segments of the U.S. Treasury yield curve. Yield curve is a spectrum of maturities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the Fund’s short duration position relative to the BofA Index but maintained a short duration position because we believed interest rates could increase as the U.S. economy strengthened. In addition, we decreased the Fund’s exposure to residential mortgage-backed securities and government securities, and we increased its exposure to ABS and commercial mortgage-backed securities (“CMBS”).

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used U.S. Treasury futures and Eurodollar futures to manage the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds. Eurodollar futures are contracts that are

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

linked to time deposits denominated in U.S. dollars at banks outside the U.S.) The Fund also employed credit default swaps to implement specific credit-related investment strategies.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Steve Lucas, head of the Fund’s duration strategy, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. Tom Teles, who leads the securitized and government swaps teams and is co-head of the cross-sector team, became head of the Fund’s duration strategy.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had no exposure to U.S. government securities, which represent 100% of the BofA Index. It had positions in ABS, agency adjustable-rate mortgages, agency CMOs, mortgage pass-through securities, non-U.S. residential mortgage-backed securities, CMBS and covered bonds, none of which are represented in the BofA Index. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. Covered bonds are securities created from either mortgage loans or public sector loans.

FUND BASICS

High Quality Floating Rate Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Since Inception		Inception Date
Institutional	0.17%	N/A	0.40%		4/30/13
Service	(0.09)	2.90%	3.91		1/09/06
Advisor (Commenced October 15, 2014)	N/A	N/A	(0.10	)*	10/15/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end, unless otherwise noted. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

*	Represents cumulative total returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.41%	0.86%
Service	0.66	1.11
Advisor	0.80	1.11

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 9, 2006 (commencement of operations) in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the BofA ML Three Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2013)	0.17%	N/A	0.40%
Service (Commenced January 9, 2006)	-0.09%	2.90%	3.91%
Advisor (Commenced October 15, 2014)	N/A	N/A	-0.10%*

*	Represents cumulative total returns.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 30.3%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%		08/02/21	$549,340

Banks – 8.3%
American Express Co.(b)
125,000	3.625		12/05/24	126,563
250,000	6.800	(a)	09/01/66	262,187
Bank of America Corp.
100,000	5.625		07/01/20	113,838
225,000	4.125		01/22/24	236,299
275,000	4.000		04/01/24	286,351
Barclays Bank PLC
275,000	2.500		02/20/19	278,176
CBA Capital Trust II(a)(b)(c)
375,000	6.024		03/29/49	390,015
Citigroup, Inc.
150,000	3.375		03/01/23	150,754
CoBank ACB Series H(a)(b)
1,984	6.200		12/31/49	198,400
Compass Bank(b)
375,000	2.750		09/29/19	374,561
Credit Suisse New York
325,000	2.300		05/28/19	324,239
ING Bank NV(a)(b)
325,000	4.125		11/21/23	330,224
Intesa Sanpaolo SpA
350,000	2.375		01/13/17	352,893
350,000	3.875		01/16/18	364,213
JPMorgan Chase & Co.
450,000	4.400		07/22/20	486,672
Lloyds Bank PLC
175,000	2.300		11/27/18	175,937
Macquarie Bank Ltd.(c)
25,000	2.600		06/24/19	25,209
200,000	6.625		04/07/21	230,881
Mizuho Corporate Bank Ltd.(c)
200,000	2.550		03/17/17	203,909
Morgan Stanley
800,000	3.700		10/23/24	810,246
Morgan Stanley Series F
100,000	3.875		04/29/24	102,607
PNC Preferred Funding Trust II(a)(b)(c)
400,000	1.463		03/29/49	376,000
Regions Bank
250,000	7.500		05/15/18	289,681
Regions Financial Corp.
325,000	5.750		06/15/15	331,750
Resona Bank Ltd.(a)(b)(c)
650,000	5.850		09/29/49	678,437
Royal Bank of Scotland Group PLC
250,000	2.550		09/18/15	252,503
100,000	9.500	(a)(b)	03/16/22	114,000

Corporate Obligations – (continued)
Banks – (continued)
Santander Holdings USA, Inc.
$75,000	3.000	%(b)	09/24/15	$75,899
165,000	4.625		04/19/16	171,593
Santander UK PLC(c)
250,000	5.000		11/07/23	264,049
Wells Fargo & Co. Series S(a)(b)
450,000	5.900		12/29/49	453,375

				8,831,461

Diversified Financials – 0.4%
GE Capital Trust I(a)(b)
150,000	6.375		11/15/67	160,500
General Motors Financial Co., Inc.
125,000	3.250		05/15/18	125,313
175,000	3.500		07/10/19	178,281

				464,094

Diversified Manufacturing – 0.2%
Xylem, Inc.
250,000	3.550		09/20/16	258,975

Electric – 0.9%
Florida Power & Light Co.(b)
193,000	4.125		02/01/42	208,281
Progress Energy, Inc.
350,000	7.000		10/30/31	468,571
Puget Sound Energy, Inc. Series A(a)(b)
100,000	6.974		06/01/67	103,000
Southern California Edison Co.(b)
175,000	4.050		03/15/42	181,196

				961,048

Energy – 2.4%
Anadarko Petroleum Corp.
125,000	6.450		09/15/36	149,824
ConocoPhillips Co.(b)
100,000	3.350		11/15/24	100,624
100,000	4.150		11/15/34	102,731
Dolphin Energy Ltd.(c)
137,136	5.888		06/15/19	149,630
200,000	5.500		12/15/21	224,520
Kinder Morgan, Inc.(b)
175,000	3.050		12/01/19	173,425
125,000	5.000	(c)	02/15/21	130,102
Nexen Energy ULC
90,000	6.400		05/15/37	111,684
Petrobras Global Finance BV
280,000	4.875		03/17/20	259,168
10,000	6.250		03/17/24	9,483
Petroleos Mexicanos
380,000	4.875		01/18/24	396,150
150,000	6.625		06/15/35	172,875
PTTEP Canada International Finance Ltd.(c)
240,000	5.692		04/05/21	268,986

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Transocean, Inc.
$125,000	6.500%		11/15/20	$117,812
Weatherford International Ltd.
175,000	9.625		03/01/19	207,450

				2,574,464

Food & Beverage – 0.8%
Mondelez International, Inc.
139,000	6.500		02/09/40	185,559
Pernod-Ricard SA(c)
375,000	4.450		01/15/22	401,201
Suntory Holdings Ltd.(c)
275,000	2.550		09/29/19	275,530

				862,290

Food & Staples Retailing – 1.0%
CVS Health Corp.(b)
125,000	4.125		05/15/21	134,450
200,000	3.375		08/12/24	201,620
Sysco Corp.(b)
175,000	2.350		10/02/19	175,879
Walgreens Boots Alliance, Inc.
175,000	1.800		09/15/17	175,099
325,000	3.300	(b)	11/18/21	327,428

				1,014,476

Health Care Equipment & Services – 0.4%
Becton Dickinson and Co.
200,000	2.675		12/15/19	202,124
Medtronic, Inc.(c)
75,000	2.500		03/15/20	75,417
150,000	3.150		03/15/22	152,175

				429,716

Healthcare – 0.1%
DENTSPLY International, Inc.
125,000	2.750		08/15/16	127,195

Insurance – 0.2%
Teachers Insurance & Annuity Association of America(c)
180,000	4.900		09/15/44	200,583

Life Insurance – 0.8%
American International Group, Inc.(b)
75,000	4.500		07/16/44	78,539
Genworth Financial, Inc.
75,000	8.625		12/15/16	80,641
Nippon Life Insurance Co.(a)(b)(c)
375,000	5.100		10/16/44	391,875
The Northwestern Mutual Life Insurance Co.(c)
200,000	6.063		03/30/40	258,524

				809,579

Materials – 0.5%
Eastman Chemical Co.(b)
225,000	3.800		03/15/25	227,358

Corporate Obligations – (continued)
Materials – (continued)
Ecolab, Inc.
$100,000	5.500%		12/08/41	$118,554
Monsanto Co.(b)
200,000	4.400		07/15/44	205,086

				550,998

Media – 2.1%
21st Century Fox America, Inc.
275,000	3.000		09/15/22	272,676
75,000	3.700	(b)(c)	09/15/24	77,272
DIRECTV Holdings LLC
650,000	3.800		03/15/22	660,066
225,000	4.450	(b)	04/01/24	235,640
300,000	3.950	(b)	01/15/25	304,529
Time Warner Cable, Inc.
375,000	7.300		07/01/38	519,741
150,000	5.500	(b)	09/01/41	171,742

				2,241,666

Metals and Mining(c) – 0.8%
Glencore Finance Canada Ltd.
500,000	2.700		10/25/17	505,853
Glencore Funding LLC
125,000	1.700		05/27/16	125,199
175,000	2.500		01/15/19	172,318

				803,370

Noncaptive-Financial – 0.5%
International Lease Finance Corp.
375,000	5.750		05/15/16	389,062
150,000	7.125	(c)	09/01/18	168,000

				557,062

Pharmaceuticals, Biotechnology & Life Sciences – 0.9%
Actavis Funding SCS(b)
150,000	4.850		06/15/44	151,913
Bayer US Finance LLC(c)
400,000	3.000		10/08/21	403,252
Forest Laboratories, Inc.(c)
325,000	4.375		02/01/19	342,875
100,000	5.000	(b)	12/15/21	107,750

				1,005,790

Pipelines – 1.2%
Enterprise Products Operating LLC Series A(a)(b)
450,000	8.375		08/01/66	483,187
Tennessee Gas Pipeline Co. LLC
200,000	8.375		06/15/32	262,801
TransCanada Pipelines Ltd.(a)(b)
325,000	6.350		05/15/67	313,625
Williams Partners LP(b)
250,000	3.900		01/15/25	238,495

				1,298,108

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Development – 0.2%
MDC Holdings, Inc.(b)
$150,000	5.500%		01/15/24	$145,704
125,000	6.000		01/15/43	103,880

				249,584

Real Estate Investment Trusts – 3.2%
American Campus Communities Operating Partnership LP(b)
275,000	4.125		07/01/24	278,257
Camden Property Trust
325,000	5.700		05/15/17	354,083
CBL & Associates LP(b)
175,000	5.250		12/01/23	187,131
DDR Corp.
375,000	7.500		04/01/17	421,050
225,000	7.875		09/01/20	278,663
HCP, Inc.
275,000	6.000		01/30/17	299,486
125,000	2.625	(b)	02/01/20	123,350
Health Care REIT, Inc.
375,000	2.250		03/15/18	377,822
Healthcare Realty Trust, Inc.
350,000	5.750		01/15/21	391,960
Healthcare Trust of America Holdings LP(b)
100,000	3.375		07/15/21	100,226
Kilroy Realty LP
275,000	5.000		11/03/15	283,304
150,000	3.800	(b)	01/15/23	151,825
Senior Housing Properties Trust(b)
125,000	3.250		05/01/19	125,777

				3,372,934

Retailing – 0.2%
Amazon.com, Inc.(b)
250,000	3.300		12/05/21	254,629

Technology – 0.6%
Amphenol Corp.(b)
125,000	3.125		09/15/21	126,113
Hewlett-Packard Co.
250,000	3.000		09/15/16	256,382
150,000	2.600		09/15/17	152,637
150,000	2.750		01/14/19	150,822

				685,954

Tobacco – 0.4%
Imperial Tobacco Finance PLC(c)
400,000	2.050		02/11/18	397,759

Transportation(c) – 0.8%
ERAC USA Finance LLC
350,000	2.350		10/15/19	347,392
Penske Truck Leasing Co. LP / PTL Finance Corp.
225,000	2.500		03/15/16	228,120
125,000	4.875		07/11/22	134,950
125,000	4.250		01/17/23	129,880

				840,342

Corporate Obligations – (continued)
Wireless Telecommunications – 0.1%
American Tower Corp.
$125,000	4.700%		03/15/22	$131,021

Wirelines Telecommunications – 2.8%
Telefonica Emisiones SAU
175,000	3.192		04/27/18	179,928
100,000	5.462		02/16/21	112,346
Verizon Communications, Inc.
607,000	2.625	(c)	02/21/20	604,646
850,000	4.500		09/15/20	923,061
1,050,000	5.150		09/15/23	1,160,413

				2,980,394

TOTAL CORPORATE OBLIGATIONS
(Cost $31,530,002)				$32,452,832

Mortgage-Backed Obligations – 36.1%
Adjustable Rate Non-Agency(a)(b) – 0.7%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
$193,013	1.613%		09/25/35	$175,655
Lehman XS Trust Series 2005-7N, Class 1A1A
275,946	0.439		12/25/35	242,625
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
356,492	0.963		12/25/46	286,100

				704,380

Collateralized Mortgage Obligations – 8.1%
Agency Multi-Family – 4.7%
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2(a)
300,000	3.300		04/25/23	315,238
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2(a)
300,000	3.034		10/25/20	313,474
FNMA
370,058	2.800		03/01/18	383,311
1,043,914	3.740		05/01/18	1,113,263
320,000	3.840		05/01/18	342,559
800,000	4.506		06/01/19	868,037
186,523	3.416		10/01/20	197,590
178,262	3.615		12/01/20	191,058
931,074	3.763		12/01/20	1,004,937
FNMA ACES Series 2012-M8, Class A2
100,000	2.349		05/25/22	99,086
FNMA ACES Series 2012-M8, Class ASQ2
100,000	1.520		12/25/19	100,003
GNMA
138,617	3.950		07/15/25	147,122

				5,075,678

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Covered Bond(c) – 1.4%
	Northern Rock Asset Management PLC
	$900,000	5.625%	06/22/17	$988,981
	Sparebank 1 Boligkreditt AS
	500,000	2.625	05/27/16	511,745

				1,500,726

	Regular Floater(a) – 1.5%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	374,665	0.499	09/20/66	441,056
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$78,558	0.467	09/20/66	75,669
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	211,486	0.379	09/20/66	247,432
	Eurosail PRIME-UK 2007-A PLC Series 2007-PR1X, Class A1(b)
GBP	83,011	0.960	09/13/45	123,398
	FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
	$53,937	1.370	07/25/24	53,345
	Granite Master Issuer PLC Series 2003-3, Class 3A
GBP	26,924	0.938	01/20/44	41,838
	Leek Finance Number Eighteen PLC Series 18X, Class A2B(b)
	$189,708	0.507	09/21/38	195,888
	Leek Finance Number Eighteen PLC Series 18X, Class A2C(b)
EUR	47,427	0.339	09/21/38	59,409
	Leek Finance Number Seventeen PLC Series 17X, Class A2C(b)
	31,349	0.359	12/21/37	39,762
	Quadrivio Finance SRL Series 2011-1, Class A1
	154,178	0.585	07/25/60	186,202
	Thrones 2013-1 PLC Series 2013-1, Class A(b)
GBP	82,609	2.060	07/20/44	129,693

				1,593,692

	Sequential Fixed Rate – 0.5%
	FNMA REMIC Series 2012-111, Class B
	$44,899	7.000	10/25/42	51,222
	FNMA REMIC Series 2012-153, Class B
	103,229	7.000	07/25/42	118,594
	National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000	06/12/19	314,864

				484,680

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$8,654,776

	Commercial Mortgage-Backed Securities – 3.3%
	Sequential Fixed Rate – 3.3%
	Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
	317,812	5.774	02/10/51	346,608
	FREMF Mortgage Trust Series 2014-K40, Class C(c)
	100,000	4.072	09/25/25	98,158
	FREMF Mortgage Trust Series 2014-K41, Class B
	100,000	3.830	11/25/47	95,218

	Mortgage-Backed Obligations – (continued)
	Sequential Fixed Rate – (continued)
	GS Mortgage Securities Trust Series 2007-GG10, Class A1A(d)
	$604,281	5.796%	08/10/45	$656,648
	GS Mortgage Securities Trust Series 2007-GG10, Class A4(d)
	270,849	5.796	08/10/45	293,786
	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A1A
	461,346	5.811	06/12/43	485,014
	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(d)
	263,933	5.698	02/12/49	285,347
	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class A4
	800,000	2.858	11/15/45	800,794
	Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(b)
	495,357	5.608	05/15/46	528,178

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$3,589,751

	Federal Agencies – 24.0%
	Adjustable Rate FHLMC(a) – 1.1%
	$1,079,654	2.375%	09/01/35	$1,157,248

	Adjustable Rate FNMA(a) – 1.3%
	315,470	1.847	05/01/33	332,078
	532,387	2.333	05/01/35	566,137
	481,351	2.590	09/01/35	515,945

				1,414,160

	FHLMC – 1.0%
	1,870	7.500	06/01/15	1,880
	109,721	5.500	02/01/18	116,050
	11,466	5.500	04/01/18	12,127
	4,635	4.500	09/01/18	4,870
	18,842	5.500	09/01/18	19,928
	781	9.500	08/01/19	789
	34	9.500	08/01/20	37
	65,360	6.500	10/01/20	70,993
	14,485	4.500	07/01/24	15,595
	71,603	4.500	11/01/24	77,195
	13,811	4.500	12/01/24	14,869
	15,930	6.000	03/01/29	18,006
	170	6.000	04/01/29	192
	17,887	7.500	12/01/29	20,891
	162,555	7.000	05/01/32	189,552
	325	6.000	08/01/32	373
	97,521	7.000	12/01/32	113,799
	6,943	5.000	10/01/33	7,685
	9,709	5.000	07/01/35	10,741
	13,062	5.000	12/01/35	14,463
	101,702	5.500	01/01/37	113,419
	3,536	5.000	03/01/38	3,895

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$194,728	7.000%	02/01/39		$223,419
7,733	5.000	06/01/41		8,560

				1,059,328

FNMA – 19.8%
4,203	6.000	04/01/16		4,289
9,191	6.500	05/01/16		9,429
16,355	6.500	09/01/16		16,897
22,615	6.500	11/01/16		23,421
3,145	7.500	04/01/17		3,231
113,040	5.500	02/01/18		119,356
128,402	5.000	05/01/18		135,131
11,348	6.500	08/01/18		12,172
66,509	7.000	08/01/18		70,697
371,962	4.380	06/01/21		413,904
1,545	5.000	06/01/23		1,652
51,925	5.000	08/01/23		57,350
156,482	5.500	09/01/23		170,679
41,297	5.500	10/01/23		45,065
3,517	6.000	12/01/23		3,982
11,394	4.500	07/01/24		12,277
170,804	4.500	11/01/24		184,348
72,138	4.500	12/01/24		77,867
73	7.000	07/01/25		84
327	7.000	11/01/25		351
19,197	9.000	11/01/25		22,866
61,374	7.000	08/01/26		69,987
722	7.000	08/01/27		841
6,847	7.000	09/01/27		7,616
15,876	6.000	12/01/27		17,980
197	7.000	01/01/28		227
3,497	6.000	01/01/29		3,961
111,104	6.000	02/01/29		127,419
100,281	6.000	06/01/29		114,995
35,215	8.000	10/01/29		41,031
9,178	7.000	12/01/29		10,805
47,791	5.000	01/01/30		52,948
1,399	8.500	04/01/30		1,718
2,606	8.000	05/01/30		3,004
317	8.500	06/01/30		358
10,088	7.000	05/01/32		11,963
76,749	7.000	06/01/32		91,579
99,850	7.000	08/01/32		116,601
25,068	8.000	08/01/32		31,095
4,813	5.000	08/01/33		5,325
363,297	5.000	09/01/33		403,101
4,498	5.500	09/01/33		5,066
911,646	5.000	12/01/33		1,011,529
1,874	5.500	02/01/34		2,118
283	5.500	04/01/34		321
10,700	5.500	12/01/34		12,093
44,478	5.000	04/01/35		49,457
82,109	6.000	04/01/35		94,182
4,399	6.000	05/01/35		4,993

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,116	5.500%	09/01/35		$2,394
173,456	6.000	10/01/35		196,889
428,525	6.000	09/01/36		486,415
142	5.500	02/01/37		160
297,697	6.000	03/01/37		337,227
208	5.500	04/01/37		235
200	5.500	05/01/37		225
294,652	5.500	08/01/37		330,388
257,263	6.000	09/01/37		291,344
194,191	6.000	02/01/38		219,111
368	5.500	03/01/38		414
319,626	6.000	03/01/38		360,528
230	5.500	06/01/38		259
332	5.500	07/01/38		374
303,969	6.000	07/01/38		344,253
386	5.500	08/01/38		435
310	5.500	09/01/38		348
4,411	5.500	10/01/38		4,967
132	5.500	12/01/38		148
180,005	5.000	01/01/39		200,607
131,161	7.000	03/01/39		150,663
466,089	6.000	05/01/39		527,700
27,103	4.500	08/01/39		29,792
252,917	5.500	12/01/39		284,640
185,928	6.000	10/01/40		210,559
414,587	6.000	05/01/41		469,509
992,425	4.500	07/01/41		1,078,398
207,084	3.000	08/01/42		210,730
183,193	3.000	09/01/42		186,549
62,711	3.000	11/01/42		63,784
988,196	3.000	12/01/42		1,004,856
789,824	3.000	01/01/43		803,481
308,927	3.000	02/01/43		314,266
347,603	3.000	03/01/43		353,754
421,486	3.000	04/01/43		428,944
295,745	3.000	05/01/43		300,978
6,000,000	3.500	TBA-30yr	(e)	6,246,875
2,000,000	4.000	TBA-30yr	(e)	2,129,844

				21,249,404

GNMA – 0.8%
3,541	7.000	10/15/25		3,710
10,815	7.000	11/15/25		11,863
1,537	7.000	02/15/26		1,601
7,459	7.000	04/15/26		8,475
3,685	7.000	03/15/27		4,292
68,082	7.000	11/15/27		78,664
3,179	7.000	01/15/28		3,688
26,924	7.000	02/15/28		30,043
6,571	7.000	03/15/28		7,485
1,156	7.000	04/15/28		1,351
392	7.000	05/15/28		453
5,760	7.000	06/15/28		6,702
12,296	7.000	07/15/28		14,278

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	GNMA – (continued)
	$15,237	7.000%	09/15/28	$17,837
	2,571	7.000	11/15/28	3,007
	3,917	7.500	11/15/30	3,964
	253,127	6.000	08/20/34	290,226
	329,032	5.000	06/15/40	367,917

				855,556

	TOTAL FEDERAL AGENCIES			$25,735,696

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $37,768,792)			$38,684,603

	Agency Debentures – 4.1%
	FHLB
	$400,000	1.875%	03/13/20	$399,589
	600,000	3.000	09/10/21	629,675
	600,000	2.125	06/09/23	582,014
	300,000	3.250	06/09/23	317,200
	100,000	3.375	12/08/23	106,672
	FHLMC
	600,000	2.375	01/13/22	608,659
	FNMA
	400,000	6.250	05/15/29	561,645
	Tennessee Valley Authority
	500,000	3.875	02/15/21	551,007
	500,000	5.375	04/01/56	656,758

	TOTAL AGENCY DEBENTURES
	(Cost $4,193,703)			$4,413,219

	Asset-Backed Securities – 6.8%
	Collateralized Loan Obligations(a) – 5.5%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(c)
	$720,009	0.882%	11/01/18	$714,879
	Acis CLO Ltd. Series 2013-1A(c)
	1,500,000	1.458	04/18/24	1,440,150
	Acis CLO Ltd. Series 2013-2A(c)
	950,000	1.146	10/14/22	927,770
	Acis CLO Ltd. Series 2013-2A, Class A(c)
	150,000	0.730	10/14/22	146,865
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(c)
	231,648	0.483	04/29/19	227,381
	Ocean Trails CLO I Series 2006-1X, Class A1
	1,175,882	0.480	10/12/20	1,169,172
	OFSI Fund V Ltd. Series 2013-5A(c)
	950,000	1.554	04/17/25	924,160
	Red River CLO Ltd. Series 1A, Class A(c)
	305,656	0.502	07/27/18	304,114

				5,854,491

	Asset-Backed Securities – (continued)
	Home Equity(a) – 1.0%
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(b)
	$73,715	7.000%	09/25/37	$73,790
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(b)
	117,531	6.781	09/25/37	118,535
	Sound Point CLO VI Ltd. Series 2014-2A(c)
	900,000	1.453	10/20/26	881,820

				1,074,145

	Student Loans – 0.3%
	Access Group, Inc. Series 2005-2, Class A3(a)(b)
	371,192	0.413	11/22/24	368,710

	TOTAL ASSET-BACKED SECURITIES
	(Cost $7,261,375)			$7,297,346

	Foreign Debt Obligations – 4.1%
	Sovereign – 2.9%
	Brazilian Government International Bond
	$340,000	4.250%	01/07/25	$340,000
	Italy Buoni Poliennali Del Tesoro
EUR	120,000	1.150	05/15/17	146,962
	90,000	4.500	02/01/18	121,483
	155,074	2.350	09/15/19	202,565
	Mexico Government International Bond
	$160,000	4.750	03/08/44	167,600
	10,000	5.750	10/12/10	10,750
	Russia Government Bond—Eurobond
	52,400	7.500	03/31/30	54,391
	Spain Government Bond
EUR	70,000	2.100	04/30/17	87,827
	90,000	0.500	10/31/17	108,655
	170,000	4.500	01/31/18	229,871
	Spain Government Inflation Linked Bond(c)
	90,176	0.550	11/30/19	109,924
	United Kingdom Treasury Gilt
GBP	1,000,000	2.750	01/22/15	1,560,467

				3,140,495

	Supranational – 1.2%
	Inter-American Development Bank
	$200,000	1.000	02/27/18	194,115
	International Finance Corp.
	1,100,000	0.875	06/15/18	1,081,140

				1,275,255

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $4,526,615)			$4,415,750

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – 1.4%
California – 0.3%
California State Various Purpose GO Bonds Series 2010
$140,000	7.950%	03/01/36	$173,072
105,000	7.625	03/01/40	161,175

			334,247

Illinois – 0.3%
Illinois State GO Bonds for Build America Bonds Series 2010-5
250,000	7.350	07/01/35	294,063

New York – 0.5%
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
475,000	5.600	09/01/20	542,069

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270	02/15/50	320,000

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,224,958)			$1,490,379

Government Guarantee Obligations – 1.8%
Hashemite Kingdom of Jordan Government AID Bond(f)
$700,000	2.503%	10/30/20	$717,200
Israel Government AID Bond(f)
400,000	5.500	09/18/23	494,971
200,000	5.500	12/04/23	247,965
100,000	5.500	04/26/24	124,520
Kommunalbanken AS(c)(g)
300,000	1.000	09/26/17	298,572

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $1,877,716)			$1,883,228

U.S. Treasury Obligations – 22.3%
United States Treasury Bonds
$100,000	2.750%	11/15/42	$99,969
4,300,000	3.625 (h)	08/15/43	5,060,240
1,450,000	3.750	11/15/43	1,744,017
700,000	3.625	02/15/44	824,250
1,300,000	3.375	05/15/44	1,464,476
600,000	3.000	11/15/44	630,516
United States Treasury Inflation-Protected Securities
629,418	0.125	01/15/22	613,582
722,482	0.625	01/15/24	727,221
276,470	2.500	01/15/29	344,075
305,631	1.375	02/15/44	347,417
United States Treasury Notes
2,900,000	0.375	01/31/16	2,902,117
1,800,000	1.500	01/31/19	1,800,702
500,000	1.625	04/30/19	501,660
1,800,000	1.750	09/30/19	1,809,702
1,500,000	1.625	12/31/19	1,497,780

U.S. Treasury Obligations – (continued)
United States Treasury Notes (continued)
$1,000,000	2.000%	10/31/21	$1,002,300
1,100,000	2.125	12/31/21	1,110,692
United States Treasury Principal-Only STRIPS(i)
1,900,000	0.000	11/15/27	1,398,210

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $22,365,398)			$23,878,926

TOTAL INVESTMENTS – 106.9%
(Cost $110,748,559)			$114,516,283

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.9)%			(7,427,149)

NET ASSETS – 100.0%			$107,089,134

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,092,497, which represents approximately 15.0% of net assets as of December 31, 2014.
(d)	Interest is based on the weighted net interest rate of the collateral.
(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $8,376,719 which represents approximately 7.8% of net assets as of December 31, 2014.
(f)	Guaranteed by the United States Government. Total market value of these securities amounts to 1,584,656, which represents 1.5% of net assets as of December 31, 2014.
(g)	Guaranteed by a foreign government under maturity. Total market value of these securities amounts to 298,572, which represents 0.3% of net assets as of December 31, 2014.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UK	—United Kingdom

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America, N.A.	JPY/USD	03/18/15	$63,731	$731
	NZD/USD	03/18/15	125,095	29
	USD/AUD	03/18/15	244,455	5,586
	USD/CHF	03/18/15	311,034	3,966
	USD/EUR	03/18/15	61,753	1,440
	USD/JPY	03/18/15	250,950	2,050
Barclays Bank PLC	CAD/USD	03/18/15	252,255	255
	GBP/EUR	03/18/15	251,089	2,865
	JPY/USD	03/18/15	63,410	410
	NOK/EUR	03/18/15	64,165	3,622
	USD/AUD	03/18/15	229,882	11,820
	USD/CAD	03/18/15	433,525	8,475
	USD/JPY	03/18/15	125,055	945
BNP Paribas SA	EUR/NOK	03/18/15	122,296	3,859
	GBP/EUR	03/18/15	501,434	6,195
	JPY/USD	03/18/15	126,021	21
	NOK/EUR	03/18/15	256,857	12,265
	NZD/USD	03/18/15	250,965	1,393
	USD/AUD	03/18/15	249,328	1,912
	USD/CAD	03/18/15	247,546	5,454
	USD/CHF	03/18/15	845,814	21,870
	USD/EUR	03/18/15	61,754	1,510
	USD/JPY	03/18/15	248,302	3,698
Citibank, N.A.	AUD/USD	03/18/15	125,070	222
	USD/CAD	03/18/15	309,910	5,090
	USD/CHF	03/18/15	406,204	6,934
	USD/GBP	01/09/15	2,156,317	12,177
	USD/JPY	03/18/15	247,667	4,333
JPMorgan Chase Bank, N.A.	CAD/CHF	03/18/15	74,435	706
	EUR/NOK	03/18/15	123,507	4,411
	NOK/EUR	03/18/15	61,892	138
	USD/CAD	03/18/15	74,435	1,414
	USD/CHF	03/18/15	415,464	8,074
	USD/EUR	01/28/15	1,615,606	33,993
	USD/EUR	03/18/15	370,520	7,823
	USD/JPY	03/18/15	62,347	653
	USD/NZD	03/18/15	193,902	1,614
Morgan Stanley Co., Inc.	USD/EUR	03/18/15	61,753	1,985
State Street Bank	JPY/EUR	03/18/15	254,682	6,457
	USD/CAD	03/18/15	248,381	4,619

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
State Street Bank (continued)	USD/CHF	03/18/15	317,791	8,837
	USD/JPY	03/18/15	250,083	1,917
	USD/NZD	03/18/15	184,668	739
UBS AG	USD/SEK	02/12/15	71,717	1,598
Westpac Banking Corp.	NZD/USD	03/18/15	125,482	232
	USD/AUD	03/18/15	365,464	14,611
	USD/EUR	01/28/15	47,189	1,621
TOTAL				$230,569

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America, N.A.	EUR/USD	03/18/15	$122,902	$(3,579)
	NZD/USD	03/18/15	123,933	(1,165)
	USD/NZD	03/18/15	561,147	(7,969)
Barclays Bank PLC	AUD/USD	03/18/15	123,446	(1,662)
	CAD/USD	03/18/15	372,856	(6,144)
	CHF/USD	03/18/15	249,164	(1,836)
	EUR/GBP	03/18/15	248,441	(1,525)
	EUR/USD	03/18/15	206,290	(4,218)
	JPY/USD	03/18/15	186,699	(2,301)
BNP Paribas SA	EUR/JPY	03/18/15	185,260	(4,106)
	EUR/NOK	03/18/15	124,718	(745)
	EUR/USD	03/18/15	820,249	(12,425)
	JPY/USD	03/18/15	373,854	(5,146)
Citibank, N.A.	AUD/USD	03/18/15	229,882	(11,961)
	CAD/USD	03/18/15	335,329	(10,470)
	EUR/NOK	03/18/15	61,753	(1,115)
	EUR/USD	03/18/15	308,767	(7,244)
	JPY/USD	03/18/15	62,413	(587)
	NOK/EUR	03/18/15	60,584	(1,169)
JPMorgan Chase Bank, N.A.	EUR/NOK	03/18/15	60,543	(2,267)
	EUR/USD	03/18/15	61,754	(1,129)
	GBP/USD	01/09/15	109,903	(636)
	JPY/USD	03/18/15	62,657	(343)
	NOK/USD	03/18/15	100,620	(9,631)
	USD/GBP	03/18/15	252,347	(864)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	JPY/USD	03/18/15	124,203	(1,797)
State Street Bank	GBP/USD	03/18/15	255,913	(1,295)
Westpac Banking Corp.	CAD/USD	03/18/15	336,917	(10,862)
	NZD/USD	03/18/15	125,482	(132)
	USD/NZD	03/18/15	305,534	(2,042)
TOTAL				$(116,365)

FORWARD SALES CONTRACTS — At December 31, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $2,002,500)	3.000%	TBA-30yr	01/01/45	(2,000,000)	$(2,024,219)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	24	June 2015	$5,973,900	$1,372
90 Day Eurodollar	12	September 2015	2,980,500	1,449
90 Day Eurodollar	1	December 2015	247,713	468
Euro-BTP Italian Government Bonds	6	March 2015	984,497	12,517
Euro-Bund	(5)	March 2015	(943,052)	(12,448)
Euro-OAT	(2)	March 2015	(356,287)	(5,415)
U.S. Long Bond	12	March 2015	1,734,750	27,541
U.S. Ultra Long Treasury Bonds	(38)	March 2015	(6,277,125)	(236,744)
2 Year U.S. Treasury Notes	58	March 2015	12,678,438	(18,140)
5 Year U.S. Treasury Notes	38	March 2015	4,519,328	3,053
10 Year Canadian Government Bonds	2	March 2015	238,458	4,561
10 Year Japanese Government Bonds	(2)	March 2015	(2,467,691)	(12,691)
10 Year U.S. Treasury Notes	(85)	March 2015	(10,777,734)	13,336
TOTAL				$(221,141)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
AUD	180		12/17/19	6 Month BBR	3.750%	$(1,955)	$(5,562)
NZD	380		12/17/19	4.500%	3 Month BBR	(923)	8,140
	$2,000	(a)	03/18/20	3 Month LIBOR	2.250	(44,182)	7,820
AUD	760	(a)	09/17/24	4.500	6 Month BBR	4,366	17,299
GBP	410	(a)	09/17/24	6 Month LIBOR	3.250	(8,956)	(20,261)
EUR	600	(a)	12/18/24	EURIBOR	2.000	863	(26,567)
GBP	500	(a)	12/18/24	3.250	6 Month LIBOR	4,279	30,518
AUD	380	(a)	03/18/25	3.500	6 Month BBR	3,413	5,662
CAD	220	(a)	03/18/25	2.500	3 Month BA	726	2,496
EUR	200	(a)	03/18/25	EURIBOR	1.500	(11,181)	(4,416)
GBP	530	(a)	03/18/25	6 Month LIBOR	3.000	(65,373)	(21,564)
	$470	(a)	03/18/25	3.000	3 Month LIBOR	20,926	6,953
GBP	230	(a)	03/18/45	6 Month LIBOR	3.250	(61,829)	(21,114)
JPY	29,000	(a)	03/18/45	1.500	6 Month LIBOR	(623)	10,477
	$190	(a)	03/18/45	3.500	3 Month LIBOR	29,544	1,587
TOTAL						$(130,905)	$(8,532)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 99.3%
Automobiles & Components – 1.0%
2,372	BorgWarner, Inc.	$130,341
3,118	Delphi Automotive PLC	226,741
39,795	Ford Motor Co.	616,823
13,945	General Motors Co.	486,820
2,259	Harley-Davidson, Inc.	148,891
6,951	Johnson Controls, Inc.	336,011
2,723	The Goodyear Tire & Rubber Co.	77,796

		2,023,423

Banks – 6.1%
108,402	Bank of America Corp.	1,939,312
7,476	BB&T Corp.	290,742
31,248	Citigroup, Inc.	1,690,829
1,834	Comerica, Inc.	85,905
8,737	Fifth Third Bancorp	178,016
5,171	Hudson City Bancorp, Inc.	52,331
8,408	Huntington Bancshares, Inc.	88,452
38,608	JPMorgan Chase & Co.	2,416,089
9,250	KeyCorp	128,575
1,390	M&T Bank Corp.	174,612
3,438	People’s United Financial, Inc.	52,189
14,538	Regions Financial Corp.	153,521
5,325	SunTrust Banks, Inc.	223,117
5,474	The PNC Financial Services Group, Inc.	499,393
18,540	U.S. Bancorp	833,373
48,762	Wells Fargo & Co.	2,673,133
2,089	Zions Bancorporation	59,557

		11,539,146

Capital Goods – 7.5%
6,609	3M Co.	1,085,991
1,011	Allegion PLC	56,070
2,582	AMETEK, Inc.	135,891
6,284	Caterpillar, Inc.	575,175
1,764	Cummins, Inc.	254,316
6,288	Danaher Corp.	538,945
3,747	Deere & Co.	331,497
1,715	Dover Corp.	123,000
4,969	Eaton Corp. PLC	337,693
7,232	Emerson Electric Co.	446,431
2,806	Fastenal Co.	133,453
1,405	Flowserve Corp.	84,061
1,679	Fluor Corp.	101,798
3,235	General Dynamics Corp.	445,201
103,977	General Electric Co.	2,627,499
8,050	Honeywell International, Inc.	804,356
3,689	Illinois Tool Works, Inc.	349,348
2,708	Ingersoll-Rand PLC	171,660
1,438	Jacobs Engineering Group, Inc.*	64,264
996	Joy Global, Inc.	46,334
883	L-3 Communications Holdings, Inc.	111,444
2,797	Lockheed Martin Corp.	538,618
3,792	Masco Corp.	95,558

Common Stocks – (continued)
Capital Goods – (continued)
2,047	Northrop Grumman Corp.	$301,707
3,716	PACCAR, Inc.	252,725
1,110	Pall Corp.	112,343
1,562	Parker-Hannifin Corp.	201,420
1,889	Pentair PLC	125,467
1,476	Precision Castparts Corp.	355,539
2,198	Quanta Services, Inc.*	62,401
3,228	Raytheon Co.	349,173
1,417	Rockwell Automation, Inc.	157,570
1,404	Rockwell Collins, Inc.	118,610
1,037	Roper Industries, Inc.	162,135
604	Snap-on, Inc.	82,591
1,620	Stanley Black & Decker, Inc.	155,650
2,883	Textron, Inc.	121,403
6,834	The Boeing Co.	888,283
1,000	United Rentals, Inc.*	102,010
8,804	United Technologies Corp.	1,012,460
632	W.W. Grainger, Inc.	161,091
1,869	Xylem, Inc.	71,153

		14,252,334

Commercial & Professional Services – 0.6%
1,032	Cintas Corp.	80,950
1,243	Equifax, Inc.	100,521
3,149	Nielsen NV	140,855
1,965	Pitney Bowes, Inc.	47,887
2,623	Republic Services, Inc.	105,576
1,395	Robert Half International, Inc.	81,440
812	Stericycle, Inc.*	106,437
1,895	The ADT Corp.	68,656
389	The Dun & Bradstreet Corp.	47,054
4,290	Tyco International PLC	188,159
4,422	Waste Management, Inc.	226,937

		1,194,472

Consumer Durables & Apparel – 1.4%
2,810	Coach, Inc.	105,543
3,216	D.R. Horton, Inc.	81,333
439	Fossil Group, Inc.*	48,615
1,234	Garmin Ltd.	65,192
722	Harman International Industries, Inc.	77,045
1,159	Hasbro, Inc.	63,733
1,467	Leggett & Platt, Inc.	62,509
1,923	Lennar Corp. Class A	86,170
3,472	Mattel, Inc.	107,441
2,155	Michael Kors Holdings Ltd.*	161,840
654	Mohawk Industries, Inc.*	101,605
2,833	Newell Rubbermaid, Inc.	107,909
7,262	NIKE, Inc. Class B	698,241
3,406	PulteGroup, Inc.	73,093
841	PVH Corp.	107,791
642	Ralph Lauren Corp.	118,873
1,761	Under Armour, Inc. Class A*	119,572

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
3,542	VF Corp.	$265,296
805	Whirlpool Corp.	155,961

		2,607,762

Consumer Services – 1.7%
4,658	Carnival Corp.	211,147
321	Chipotle Mexican Grill, Inc.*	219,728
1,349	Darden Restaurants, Inc.	79,092
2,865	H&R Block, Inc.	96,493
2,228	Marriott International, Inc. Class A	173,851
10,106	McDonald’s Corp.	946,932
1,700	Royal Caribbean Cruises Ltd.	140,131
7,721	Starbucks Corp.	633,508
1,838	Starwood Hotels & Resorts Worldwide, Inc.	149,007
1,297	Wyndham Worldwide Corp.	111,231
851	Wynn Resorts Ltd.	126,595
4,523	Yum! Brands, Inc.	329,500

		3,217,215

Diversified Financials – 5.3%
567	Affiliated Managers Group, Inc.*	120,340
9,171	American Express Co.	853,270
1,920	Ameriprise Financial, Inc.	253,920
18,837	Berkshire Hathaway, Inc. Class B*	2,828,376
1,311	BlackRock, Inc.	468,761
5,787	Capital One Financial Corp.	477,717
3,272	CME Group, Inc.	290,063
4,646	Discover Financial Services	304,266
3,134	E*TRADE Financial Corp.*	76,015
4,003	Franklin Resources, Inc.	221,646
1,152	Intercontinental Exchange, Inc.	252,622
4,495	Invesco Ltd.	177,642
1,043	Legg Mason, Inc.	55,665
3,210	Leucadia National Corp.	71,968
2,816	McGraw Hill Financial, Inc.	250,568
1,918	Moody’s Corp.	183,764
15,714	Morgan Stanley	609,703
4,077	Navient Corp.	88,104
2,344	Northern Trust Corp.	157,986
4,326	State Street Corp.	339,591
2,649	T. Rowe Price Group, Inc.	227,443
11,690	The Bank of New York Mellon Corp.	474,263
11,990	The Charles Schwab Corp.	361,978
4,174	The Goldman Sachs Group, Inc.(a)	809,046
1,204	The NASDAQ OMX Group, Inc.	57,744

		10,012,461

Energy – 8.4%
5,280	Anadarko Petroleum Corp.	435,600
3,897	Apache Corp.	244,225
4,528	Baker Hughes, Inc.	253,885
4,417	Cabot Oil & Gas Corp.	130,787
2,121	Cameron International Corp.*	105,944

Common Stocks – (continued)
Energy – (continued)
5,492	Chesapeake Energy Corp.	$107,478
19,577	Chevron Corp.	2,196,148
935	Cimarex Energy Co.	99,110
12,649	ConocoPhillips	873,540
2,339	CONSOL Energy, Inc.	79,082
3,836	Denbury Resources, Inc.	31,187
4,009	Devon Energy Corp.	245,391
746	Diamond Offshore Drilling, Inc.	27,386
2,513	Ensco PLC Class A	75,264
5,643	EOG Resources, Inc.	519,551
1,612	EQT Corp.	122,028
43,755	Exxon Mobil Corp.	4,045,150
2,437	FMC Technologies, Inc.*	114,149
8,874	Halliburton Co.	349,014
1,076	Helmerich & Payne, Inc.	72,544
2,625	Hess Corp.	193,777
17,653	Kinder Morgan, Inc.	746,898
7,004	Marathon Oil Corp.	198,143
2,866	Marathon Petroleum Corp.	258,685
1,708	Murphy Oil Corp.	86,288
2,846	Nabors Industries Ltd.	36,941
4,499	National Oilwell Varco, Inc.	294,819
1,404	Newfield Exploration Co.*	38,076
2,712	Noble Corp. PLC	44,938
3,762	Noble Energy, Inc.	178,432
7,983	Occidental Petroleum Corp.	643,510
2,183	ONEOK, Inc.	108,692
5,773	Phillips 66	413,924
1,502	Pioneer Natural Resources Co.	223,573
1,816	QEP Resources, Inc.	36,720
1,777	Range Resources Corp.	94,981
13,350	Schlumberger Ltd.	1,140,224
3,671	Southwestern Energy Co.*	100,182
6,978	Spectra Energy Corp.	253,301
1,267	Tesoro Corp.	94,201
7,006	The Williams Companies, Inc.	314,850
3,483	Transocean Ltd.	63,843
5,332	Valero Energy Corp.	263,934

		15,956,395

Food & Staples Retailing – 2.5%
4,548	Costco Wholesale Corp.	644,679
11,824	CVS Health Corp.	1,138,769
2,304	Safeway, Inc.	80,917
6,086	Sysco Corp.	241,553
5,050	The Kroger Co.	324,261
9,031	Walgreens Boots Alliance, Inc.	688,162
16,341	Wal-Mart Stores, Inc.	1,403,365
3,722	Whole Foods Market, Inc.	187,663

		4,709,369

Food, Beverage & Tobacco – 5.2%
20,421	Altria Group, Inc.	1,006,143
6,603	Archer-Daniels-Midland Co.	343,356

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
1,588	Brown-Forman Corp. Class B	$139,490
1,875	Campbell Soup Co.	82,500
2,314	Coca-Cola Enterprises, Inc.	102,325
4,407	ConAgra Foods, Inc.	159,886
1,730	Constellation Brands, Inc. Class A*	169,834
1,985	Dr. Pepper Snapple Group, Inc.	142,285
6,253	General Mills, Inc.	333,472
1,364	Hormel Foods Corp.	71,064
2,667	Kellogg Co.	174,528
1,257	Keurig Green Mountain, Inc.	166,421
6,044	Kraft Foods Group, Inc.	378,717
3,738	Lorillard, Inc.	235,270
1,324	McCormick & Co., Inc.	98,373
2,093	Mead Johnson Nutrition Co.	210,430
1,654	Molson Coors Brewing Co. Class B	123,256
17,442	Mondelez International, Inc. Class A	633,581
1,480	Monster Beverage Corp.*	160,358
15,496	PepsiCo, Inc.	1,465,302
16,031	Philip Morris International, Inc.	1,305,725
3,213	Reynolds American, Inc.	206,500
40,684	The Coca-Cola Co.	1,717,678
1,567	The Hershey Co.	162,858
1,090	The J.M. Smucker Co.	110,068
3,019	Tyson Foods, Inc. Class A	121,032

		9,820,452

Health Care Equipment & Services – 4.6%
15,531	Abbott Laboratories	699,206
3,604	Aetna, Inc.	320,143
2,112	AmerisourceBergen Corp.	190,418
2,749	Anthem, Inc.	345,467
5,631	Baxter International, Inc.	412,696
1,998	Becton, Dickinson and Co.	278,042
13,853	Boston Scientific Corp.*	183,552
776	C. R. Bard, Inc.	129,297
3,441	Cardinal Health, Inc.	277,792
2,108	CareFusion Corp.*	125,089
3,127	Cerner Corp.*	202,192
2,682	Cigna Corp.	276,005
4,680	Covidien PLC	478,670
1,780	DaVita HealthCare Partners, Inc.*	134,817
1,506	DENTSPLY International, Inc.	80,225
1,038	Edwards Lifesciences Corp.*	132,220
7,612	Express Scripts Holding Co.*	644,508
1,604	Humana, Inc.	230,382
371	Intuitive Surgical, Inc.*	196,237
868	Laboratory Corp. of America Holdings*	93,657
2,401	McKesson Corp.	498,400
10,119	Medtronic, Inc.	730,592
908	Patterson Companies, Inc.	43,675
1,529	Quest Diagnostics, Inc.	102,535
2,985	St. Jude Medical, Inc.	194,114
3,057	Stryker Corp.	288,367

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,062	Tenet Healthcare Corp.*	$53,811
9,896	UnitedHealth Group, Inc.	1,000,387
939	Universal Health Services, Inc. Class B	104,473
996	Varian Medical Systems, Inc.*	86,164
1,777	Zimmer Holdings, Inc.	201,547

		8,734,680

Household & Personal Products – 2.1%
4,817	Avon Products, Inc.	45,232
8,907	Colgate-Palmolive Co.	616,275
3,829	Kimberly-Clark Corp.	442,403
1,345	The Clorox Co.	140,162
2,366	The Estee Lauder Companies, Inc. Class A	180,289
27,923	The Procter & Gamble Co.	2,543,506

		3,967,867

Insurance – 2.8%
3,434	ACE Ltd.	394,498
4,707	Aflac, Inc.	287,551
14,543	American International Group, Inc.	814,553
2,925	Aon PLC	277,378
710	Assurant, Inc.	48,585
1,516	Cincinnati Financial Corp.	78,574
5,397	Genworth Financial, Inc. Class A*	45,874
2,690	Lincoln National Corp.	155,132
3,159	Loews Corp.	132,741
5,639	Marsh & McLennan Companies, Inc.	322,776
11,685	MetLife, Inc.	632,042
2,854	Principal Financial Group, Inc.	148,237
4,705	Prudential Financial, Inc.	425,614
4,312	The Allstate Corp.	302,918
2,404	The Chubb Corp.	248,742
4,417	The Hartford Financial Services Group, Inc.	184,145
5,544	The Progressive Corp.	149,632
3,400	The Travelers Companies, Inc.	359,890
1,321	Torchmark Corp.	71,559
2,620	Unum Group	91,386
2,637	XL Group PLC	90,634

		5,262,461

Materials – 3.1%
1,997	Air Products & Chemicals, Inc.	288,027
631	Airgas, Inc.	72,679
12,283	Alcoa, Inc.	193,949
1,171	Allegheny Technologies, Inc.	40,716
925	Avery Dennison Corp.	47,989
1,429	Ball Corp.	97,415
516	CF Industries Holdings, Inc.	140,631
9,396	E.I. du Pont de Nemours & Co.	694,740
1,528	Eastman Chemical Co.	115,914
2,745	Ecolab, Inc.	286,907

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
1,388	FMC Corp.	$79,158
10,795	Freeport-McMoRan, Inc.	252,171
823	International Flavors & Fragrances, Inc.	83,419
4,356	International Paper Co.	233,395
4,334	LyondellBasell Industries NV Class A	344,076
666	Martin Marietta Materials, Inc.	73,473
1,777	MeadWestvaco Corp.	78,881
4,996	Monsanto Co.	596,872
5,334	Newmont Mining Corp.	100,813
3,339	Nucor Corp.	163,778
1,826	Owens-Illinois, Inc.*	49,284
1,407	PPG Industries, Inc.	325,228
3,022	Praxair, Inc.	391,530
2,008	Sealed Air Corp.	85,199
1,244	Sigma-Aldrich Corp.	170,764
11,462	The Dow Chemical Co.	522,782
3,303	The Mosaic Co.	150,782
833	The Sherwin-Williams Co.	219,112
1,366	Vulcan Materials Co.	89,787

		5,989,471

Media – 3.5%
2,316	Cablevision Systems Corp. Class A	47,802
4,879	CBS Corp. Class B	270,004
26,591	Comcast Corp. Class A	1,542,544
5,152	DIRECTV*	446,678
1,590	Discovery Communications, Inc. Class A*	54,775
2,890	Discovery Communications, Inc. Class C*	97,451
2,271	Gannett Co., Inc.	72,513
5,189	News Corp. Class A*	81,415
2,591	Omnicom Group, Inc.	200,725
1,012	Scripps Networks Interactive, Inc. Class A	76,173
4,476	The Interpublic Group of Companies, Inc.	92,967
16,146	The Walt Disney Co.	1,520,792
2,885	Time Warner Cable, Inc.	438,693
8,637	Time Warner, Inc.	737,773
19,253	Twenty-First Century Fox, Inc. Class A	739,411
3,783	Viacom, Inc. Class B	284,671

		6,704,387

Pharmaceuticals, Biotechnology & Life Sciences – 9.5%
16,391	AbbVie, Inc.	1,072,627
2,730	Actavis PLC*	702,729
3,527	Agilent Technologies, Inc.	144,395
2,047	Alexion Pharmaceuticals, Inc.*	378,756
3,084	Allergan, Inc.	655,628
7,834	Amgen, Inc.	1,247,878
2,430	Biogen Idec, Inc.*	824,864

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
17,069	Bristol-Myers Squibb Co.	$1,007,583
8,230	Celgene Corp.*	920,608
10,191	Eli Lilly & Co.	703,077
15,580	Gilead Sciences, Inc.*	1,468,571
1,753	Hospira, Inc.*	107,371
28,916	Johnson & Johnson	3,023,746
1,200	Mallinckrodt PLC*	118,836
29,429	Merck & Co., Inc.	1,671,273
3,928	Mylan, Inc.*	221,421
1,238	PerkinElmer, Inc.	54,138
1,383	Perrigo Co. PLC	231,182
65,059	Pfizer, Inc.	2,026,588
756	Regeneron Pharmaceuticals, Inc.*	310,149
4,115	Thermo Fisher Scientific, Inc.	515,568
2,492	Vertex Pharmaceuticals, Inc.*	296,050
887	Waters Corp.*	99,983
5,269	Zoetis, Inc.	226,725

		18,029,746

Real Estate – 2.4%
4,101	American Tower Corp. (REIT)	405,384
1,564	Apartment Investment & Management Co. Class A (REIT)	58,103
1,349	AvalonBay Communities, Inc. (REIT)	220,413
1,585	Boston Properties, Inc. (REIT)	203,974
2,891	CBRE Group, Inc. Class A*	99,017
3,473	Crown Castle International Corp. (REIT)	273,325
3,761	Equity Residential (REIT)	270,190
664	Essex Property Trust, Inc. (REIT)	137,182
6,503	General Growth Properties, Inc. (REIT)	182,929
4,767	HCP, Inc. (REIT)	209,891
3,397	Health Care REIT, Inc. (REIT)	257,051
7,864	Host Hotels & Resorts, Inc. (REIT)	186,927
1,891	Iron Mountain, Inc. (REIT)	73,106
4,214	Kimco Realty Corp. (REIT)	105,940
1,784	Plum Creek Timber Co., Inc. (REIT)	76,337
5,118	Prologis, Inc. (REIT)	220,228
1,503	Public Storage (REIT)	277,830
3,193	Simon Property Group, Inc. (REIT)	581,477
1,424	The Macerich Co. (REIT)	118,776
3,033	Ventas, Inc. (REIT)	217,466
1,833	Vornado Realty Trust (REIT)	215,763
5,216	Weyerhaeuser Co. (REIT)	187,202

		4,578,511

Retailing – 4.4%
3,920	Amazon.com, Inc.*	1,216,572
799	AutoNation, Inc.*	48,268
327	AutoZone, Inc.*	202,449
1,917	Bed Bath & Beyond, Inc.*	146,018
2,996	Best Buy Co., Inc.	116,784
2,243	CarMax, Inc.*	149,339
3,155	Dollar General Corp.*	223,059

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
2,097	Dollar Tree, Inc.*	$147,587
1,060	Expedia, Inc.	90,482
981	Family Dollar Stores, Inc.	77,705
1,119	GameStop Corp. Class A	37,822
1,612	Genuine Parts Co.	171,791
2,136	Kohl’s Corp.	130,381
2,558	L Brands, Inc.	221,395
10,018	Lowe’s Companies, Inc.	689,238
3,598	Macy’s, Inc.	236,569
623	Netflix, Inc.*	212,823
1,441	Nordstrom, Inc.	114,401
1,034	O’Reilly Automotive, Inc.*	199,169
988	PetSmart, Inc.	80,319
2,161	Ross Stores, Inc.	203,696
6,712	Staples, Inc.	121,621
6,592	Target Corp.	500,399
2,844	The Gap, Inc.	119,761
13,629	The Home Depot, Inc.	1,430,636
545	The Priceline Group, Inc.*	621,414
7,178	The TJX Companies, Inc.	492,267
1,107	Tiffany & Co.	118,294
1,413	Tractor Supply Co.	111,373
1,141	TripAdvisor, Inc.*	85,187
1,108	Urban Outfitters, Inc.*	38,924

		8,355,743

Semiconductors & Semiconductor Equipment – 2.4%
3,155	Altera Corp.	116,546
3,167	Analog Devices, Inc.	175,832
12,680	Applied Materials, Inc.	315,986
2,628	Avago Technologies Ltd.	264,350
5,594	Broadcom Corp. Class A	242,388
780	First Solar, Inc.*	34,784
49,918	Intel Corp.	1,811,524
1,738	KLA-Tencor Corp.	122,216
1,673	Lam Research Corp.	132,736
2,472	Linear Technology Corp.	112,723
2,078	Microchip Technology, Inc.	93,739
11,170	Micron Technology, Inc.*	391,062
5,489	NVIDIA Corp.	110,054
10,870	Texas Instruments, Inc.	581,165
2,818	Xilinx, Inc.	121,991

		4,627,096

Software & Services – 10.3%
6,483	Accenture PLC Class A	578,997
4,841	Adobe Systems, Inc.*	351,941
1,893	Akamai Technologies, Inc.*	119,183
657	Alliance Data Systems Corp.*	187,935
2,345	Autodesk, Inc.*	140,841
4,948	Automatic Data Processing, Inc.	412,515
3,267	CA, Inc.	99,480
1,709	Citrix Systems, Inc.*	109,034

Common Stocks – (continued)
Software & Services – (continued)
6,316	Cognizant Technology Solutions Corp. Class A*	$332,600
1,507	Computer Sciences Corp.	95,016
11,718	eBay, Inc.*	657,614
3,249	Electronic Arts, Inc.*	152,752
21,673	Facebook, Inc. Class A*	1,690,927
2,994	Fidelity National Information Services, Inc.	186,227
2,544	Fiserv, Inc.*	180,548
2,928	Google, Inc. Class A*	1,553,772
2,927	Google, Inc. Class C*	1,540,773
9,495	International Business Machines Corp.	1,523,378
2,948	Intuit, Inc.	271,776
10,129	Mastercard, Inc. Class A	872,715
85,173	Microsoft Corp.	3,956,286
33,507	Oracle Corp.	1,506,810
3,381	Paychex, Inc.	156,101
1,964	Red Hat, Inc.*	135,791
5,981	salesforce.com inc*	354,733
7,024	Symantec Corp.	180,201
1,580	Teradata Corp.*	69,014
5,245	The Western Union Co.	93,938
1,806	Total System Services, Inc.	61,332
1,155	VeriSign, Inc.*	65,835
5,040	Visa, Inc. Class A	1,321,488
10,893	Xerox Corp.	150,977
9,111	Yahoo!, Inc.*	460,196

		19,570,726

Technology Hardware & Equipment – 6.8%
3,236	Amphenol Corp. Class A	174,129
60,619	Apple, Inc.	6,691,125
52,541	Cisco Systems, Inc.	1,461,428
13,131	Corning, Inc.	301,094
21,077	EMC Corp.	626,830
736	F5 Networks, Inc.*	96,022
1,526	FLIR Systems, Inc.	49,305
1,069	Harris Corp.	76,776
19,378	Hewlett-Packard Co.	777,639
3,989	Juniper Networks, Inc.	89,034
2,148	Motorola Solutions, Inc.	144,088
3,329	NetApp, Inc.	137,987
17,241	QUALCOMM, Inc.	1,281,524
2,247	SanDisk Corp.	220,161
3,377	Seagate Technology PLC	224,570
4,266	TE Connectivity Ltd.	269,825
2,230	Western Digital Corp.	246,861

		12,868,398

Telecommunication Services – 2.3%
53,455	AT&T, Inc.	1,795,553
5,978	CenturyLink, Inc.	236,609
10,443	Frontier Communications Corp.	69,655
2,900	Level 3 Communications, Inc.*	143,202

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – (continued)
42,935	Verizon Communications, Inc.	$2,008,499
6,282	Windstream Holdings, Inc.	51,764

		4,305,282

Transportation – 2.2%
1,522	C.H. Robinson Worldwide, Inc.	113,983
10,385	CSX Corp.	376,248
8,722	Delta Air Lines, Inc.	429,035
2,085	Expeditors International of Washington, Inc.	93,012
2,707	FedEx Corp.	470,098
1,156	Kansas City Southern	141,067
3,202	Norfolk Southern Corp.	350,971
527	Ryder System, Inc.	48,932
7,118	Southwest Airlines Co.	301,234
9,171	Union Pacific Corp.	1,092,541
7,237	United Parcel Service, Inc. Class B	804,537

		4,221,658

Utilities – 3.2%
7,046	AES Corp.	97,023
1,304	AGL Resources, Inc.	71,081
2,546	Ameren Corp.	117,447
5,103	American Electric Power Co., Inc.	309,854
4,431	CenterPoint Energy, Inc.	103,818
2,929	CMS Energy Corp.	101,783
3,043	Consolidated Edison, Inc.	200,868
5,977	Dominion Resources, Inc.	459,631
1,843	DTE Energy Co.	159,180
7,323	Duke Energy Corp.	611,763
3,335	Edison International	218,376
1,871	Entergy Corp.	163,675
8,969	Exelon Corp.	332,571
4,390	FirstEnergy Corp.	171,166
870	Integrys Energy Group, Inc.	67,730
4,485	NextEra Energy, Inc.	476,711
3,276	NiSource, Inc.	138,968
3,301	Northeast Utilities	176,670
3,457	NRG Energy, Inc.	93,166
2,730	Pepco Holdings, Inc.	73,519
4,814	PG&E Corp.	256,297
1,110	Pinnacle West Capital Corp.	75,824

Common Stocks – (continued)
Utilities – (continued)
6,932	PPL Corp.	$251,840
5,166	Public Service Enterprise Group, Inc.	213,924
1,446	SCANA Corp.	87,338
2,423	Sempra Energy	269,825
2,312	TECO Energy, Inc.	47,373
9,190	The Southern Co.	451,321
2,336	Wisconsin Energy Corp.	123,201
5,277	Xcel Energy, Inc.	189,550

		6,111,493

TOTAL COMMON STOCKS
(Cost $91,128,154)		$188,660,548

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(b)(c) – 0.0%
United States Treasury Bill
$100,000	0.000%	01/29/15	$99,999
(Cost $100,000)

TOTAL INVESTMENTS – 99.3%
(Cost $91,228,154)			$188,760,547

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			1,248,385

NET ASSETS – 100.0%			$190,008,932

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	13	March 2015	$1,334,060	$40,336

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 99.2%
Automobiles & Components – 2.3%
53,429	BorgWarner, Inc.	$2,935,924
7,712	Tesla Motors, Inc.*	1,715,226

		4,651,150

Banks – 3.1%
79,265	First Republic Bank	4,131,292
237,204	MGIC Investment Corp.*	2,210,741

		6,342,033

Capital Goods – 11.9%
57,913	AMETEK, Inc.	3,047,961
38,031	Flowserve Corp.	2,275,395
60,695	Generac Holdings, Inc.*	2,838,098
44,776	Graco, Inc.	3,590,140
24,461	Hubbell, Inc. Class B	2,613,169
41,756	Quanta Services, Inc.*	1,185,453
63,600	Sensata Technologies Holding NV*	3,333,276
19,832	W.W. Grainger, Inc.	5,054,978

		23,938,470

Commercial & Professional Services – 0.7%
32,651	Waste Connections, Inc.	1,436,318

Consumer Durables & Apparel – 7.8%
131,655	Kate Spade & Co.*	4,214,277
31,120	PVH Corp.	3,988,650
50,953	Toll Brothers, Inc.*	1,746,159
34,955	Under Armour, Inc. Class A*	2,373,444
46,644	VF Corp.	3,493,636

		15,816,166

Consumer Services – 2.7%
2,974	Chipotle Mexican Grill, Inc.*	2,035,733
19,638	Panera Bread Co. Class A*	3,432,722

		5,468,455

Diversified Financials – 5.1%
23,033	Intercontinental Exchange, Inc.	5,050,906
156,224	Navient Corp.	3,376,001
175,196	SLM Corp.	1,785,247

		10,212,154

Energy – 4.7%
5,387	Concho Resources, Inc.*	537,353
28,676	Dril-Quip, Inc.*	2,200,309
24,710	Pioneer Natural Resources Co.	3,678,084
192,295	Weatherford International PLC*	2,201,778
25,043	Whiting Petroleum Corp.*	826,419

		9,443,943

Food & Staples Retailing – 2.4%
97,213	Whole Foods Market, Inc.	4,901,479

Food, Beverage & Tobacco – 7.1%
56,366	Coca-Cola Enterprises, Inc.	2,492,505
23,500	Keurig Green Mountain, Inc.	3,111,282

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
47,543	McCormick & Co., Inc.	$3,532,445
40,446	The Hain Celestial Group, Inc.*	2,357,597
31,971	TreeHouse Foods, Inc.*	2,734,480

		14,228,309

Health Care Equipment & Services – 5.6%
35,492	Cerner Corp.*	2,294,913
19,208	Henry Schein, Inc.*	2,615,169
112,435	HMS Holdings Corp.*	2,376,876
4,799	Intuitive Surgical, Inc.*	2,538,383
12,869	Teleflex, Inc.	1,477,619

		11,302,960

Materials – 4.7%
25,404	Airgas, Inc.	2,926,033
28,114	International Flavors & Fragrances, Inc.	2,849,635
13,905	The Sherwin-Williams Co.	3,657,571

		9,433,239

Media – 1.6%
47,264	Discovery Communications, Inc. Class A*	1,628,245
47,264	Discovery Communications, Inc. Class C*	1,593,742

		3,221,987

Pharmaceuticals, Biotechnology & Life Sciences – 8.7%
41,754	Agilent Technologies, Inc.	1,709,409
22,181	Alkermes PLC*	1,298,919
51,263	Cepheid, Inc.*	2,775,379
14,230	Medivation, Inc.*	1,417,450
9,013	Mettler-Toledo International, Inc.*	2,726,072
88,405	Mylan, Inc.*	4,983,390
22,038	Vertex Pharmaceuticals, Inc.*	2,618,115

		17,528,734

Real Estate – 2.2%
128,829	CBRE Group, Inc. Class A*	4,412,393

Retailing – 9.4%
18,473	Dollar General Corp.*	1,306,041
74,101	Five Below, Inc.*	3,025,544
30,681	L Brands, Inc.	2,655,441
105,189	LKQ Corp.*	2,957,915
5,913	Netflix, Inc.*	2,019,940
20,319	Restoration Hardware Holdings, Inc.*	1,950,827
21,011	TripAdvisor, Inc.*	1,568,681
26,917	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,441,069

		18,925,458

Semiconductors & Semiconductor Equipment – 0.5%
22,983	Broadcom Corp. Class A	995,853

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – 11.9%
18,847	Equinix, Inc.	$4,273,180
33,439	Fidelity National Information Services, Inc.	2,079,906
23,157	FleetCor Technologies, Inc.*	3,443,677
46,106	Guidewire Software, Inc.*	2,334,347
20,096	LendingClub Corp.*	508,429
16,837	LinkedIn Corp. Class A*	3,867,627
53,591	Pandora Media, Inc.*	955,528
39,134	Red Hat, Inc.*	2,705,725
40,745	ServiceNow, Inc.*	2,764,548
28,485	Twitter, Inc.*	1,021,757

		23,954,724

Technology Hardware & Equipment – 2.1%
61,175	Amphenol Corp. Class A	3,291,827
28,676	Keysight Technologies, Inc.*	968,388

		4,260,215

Telecommunication Services – 2.8%
33,869	Level 3 Communications, Inc.*	1,672,451
35,873	SBA Communications Corp. Class A*	3,973,294

		5,645,745

Transportation – 1.9%
31,746	Kansas City Southern	3,873,964

TOTAL INVESTMENTS – 99.2%
(Cost $152,139,637)		$199,993,749

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		1,559,019

NET ASSETS – 100.0%		$201,552,768

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 0.5%
Banks – 0.5%
Bank of Montreal
$200,000	2.850%	06/09/15	$202,001
Canadian Imperial Bank of Commerce
100,000	2.600	07/02/15	101,020
The Bank of Nova Scotia
100,000	1.650	10/29/15	100,868

TOTAL CORPORATE OBLIGATIONS
(Cost $404,390)			$403,889

Mortgage-Backed Obligations – 59.0%
Collateralized Mortgage Obligations – 44.4%
Agency Multi-Family(b) – 9.6%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$1,739,081	0.550%	07/25/20	$1,742,689
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
671,760	0.510	01/25/21	671,404
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,489,117	0.536	08/25/23	1,489,117
FNMA
185,029	2.800	03/01/18	191,655
474,506	3.740	05/01/18	506,029
110,000	3.840	05/01/18	117,755
400,000	4.506	06/01/19	434,018
93,261	3.416	10/01/20	98,795
89,131	3.615	12/01/20	95,529
372,430	3.763	12/01/20	401,975
185,981	4.380	06/01/21	206,952
FNMA ACES Series 2013-M11, Class FA
837,680	0.500	01/25/18	838,719
FNMA ACES Series 2014-M5, Class FA
336,055	0.507	01/25/17	336,231
GNMA
69,308	3.950	07/15/25	73,561

			7,204,429

Regular Floater(b) – 34.8%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)
1,833,016	0.467	09/20/66	1,765,595
FHLMC REMIC Series 3208, Class FD(c)
425,385	0.561	08/15/36	427,285
FHLMC REMIC Series 3208, Class FG(c)
1,712,960	0.561	08/15/36	1,720,611
FHLMC REMIC Series 3307, Class FT
2,585,784	0.401	07/15/34	2,597,061
FHLMC REMIC Series 3311, Class KF
3,891,893	0.501	05/15/37	3,904,664
FHLMC REMIC Series 3371, Class FA(c)
1,074,044	0.761	09/15/37	1,087,345

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
FHLMC REMIC Series 4174, Class FB
$1,744,144	0.461%	05/15/39	$1,743,822
FNMA REMIC Series 2006-82, Class F
1,196,409	0.740	09/25/36	1,209,392
FNMA REMIC Series 2006-96, Class FA
1,311,010	0.470	10/25/36	1,316,730
FNMA REMIC Series 2007-85, Class FC
1,014,826	0.710	09/25/37	1,026,838
FNMA REMIC Series 2008-8, Class FB
1,408,083	0.990	02/25/38	1,425,057
FNMA REMIC Series 2012-35, Class QF
2,362,229	0.570	04/25/42	2,378,003
GNMA Series 2005-48, Class AF
1,252,709	0.365	06/20/35	1,251,569
Granite Master Issuer PLC Series 2006-3, Class A4
193,675	0.245	12/20/54	192,011
Granite Master Issuer PLC Series 2007-1, Class 2A1
915,552	0.305	12/20/54	908,302
Leek Finance Number Eighteen PLC Series 18X, Class A2B(c)
142,281	0.507	09/21/38	146,916
Leek Finance Number Seventeen PLC Series 17A, Class A2B(a)(c)
62,698	0.527	12/21/37	65,645
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
2,873,071	0.605	01/08/20	2,888,670

			26,055,516

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$33,259,945

Commercial Mortgage-Backed Securities – 3.0%
Regular Floater(a)(b) – 2.7%
Commercial Mortgage Pass-Through Certificates Series 2014-KYO, Class A
$900,000	1.059%	06/11/27	$898,524
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
1,100,000	1.111	12/15/28	1,100,159

			1,998,683

Sequential Fixed Rate – 0.3%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4(c)
186,663	5.889	07/10/44	195,963

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$2,194,646

Federal Agencies(b) – 11.6%
Adjustable Rate FHLMC – 6.1%
$379,359	2.252%	05/01/35	$403,959
269,913	2.375	09/01/35	289,312
744,563	2.485	12/01/36	794,045
1,041,248	2.800	04/01/37	1,116,082

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC – (continued)
$792,709	2.405%	01/01/38	$849,681
1,044,697	2.406	01/01/38	1,136,242

			4,589,321

Adjustable Rate FNMA – 4.8%
105,157	1.847	05/01/33	110,692
266,194	2.333	05/01/35	283,069
697,536	2.554	06/01/35	739,170
945,970	2.115	11/01/35	1,008,111
147,436	2.388	12/01/35	156,953
556,776	2.493	03/01/37	596,791
668,759	2.292	12/01/37	716,580

			3,611,366

Adjustable Rate GNMA – 0.7%
491,876	1.625	04/20/33	508,723

TOTAL FEDERAL AGENCIES			$8,709,410

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $43,911,428)			$44,164,001

Asset-Backed Securities – 34.1%
Auto(b) – 1.7%
Ally Master Owner Trust Series 2013-1, Class A1
$1,250,000	0.611%	02/15/18	$1,250,702

Collateralized Loan Obligations(b) – 9.1%
Acis CLO Ltd. Series 2013-2A, Class A(a)
925,000	0.730	10/14/22	905,665
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
416,967	0.483	04/29/19	409,286
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
1,037,418	0.502	02/01/22	1,024,872
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
407,557	0.502	02/01/22	403,070
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)
1,237,642	0.582	05/15/21	1,229,391
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
500,000	1.562	01/22/25	494,363
Westbrook CLO Ltd. Series 2006-1X, Class A1
468,560	0.487	12/20/20	465,831
Westchester CLO Ltd. Series 2007-1X, Class A1A
1,930,504	0.457	08/01/22	1,903,662

			6,836,140

Credit Card(b) – 1.3%
Bank of America Credit Card Trust Series 2014-A1, Class A
1,000,000	0.541	06/15/21	997,984

Home Equity(a) – 2.5%
HLSS Servicer Advance Receivables Trust Series 2013-T5, Class AT5
650,000	1.979	08/15/46	653,943

Asset-Backed Securities – (continued)
Home Equity(a) – (continued)
HLSS Servicer Advance Receivables Trust Series 2014-T1, Class AT1
$1,250,000	1.244%	01/17/45	$1,250,806

			1,904,749

Student Loans(b) – 19.5%
Academic Loan Funding Trust Series 2013-1A, Class A(a)(c)
842,979	0.969	12/26/44	840,577
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
681,546	0.969	02/25/41	682,059
Brazos Higher Education Authority Series 2005-2, Class A10(c)
808,517	0.375	12/26/19	805,914
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
592,137	0.969	06/25/26	595,071
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
989,414	0.884	04/25/35	991,587
Educational Services of America, Inc. Series 2010-1, Class A1(a)(c)
1,792,936	1.084	07/25/23	1,803,904
Educational Services of America, Inc. Series 2014-1, Class A(a)(c)
521,643	0.870	02/25/39	520,404
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(a)
1,750,000	1.156	02/25/25	1,766,703
GCO Education Loan Funding Trust Series 2006-1, Class A8L
714,532	0.363	05/25/25	696,801
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
1,201,082	1.165	05/20/30	1,214,336
Nelnet Student Loan Trust Series 2008-3, Class A4(c)
1,200,000	1.883	11/25/24	1,240,929
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
986,241	1.185	07/01/24	993,622
SLM Student Loan Trust Series 2003-12, Class A5(a)
291,165	0.521	09/15/22	290,724
SLM Student Loan Trust Series 2005-9, Class A6
650,000	0.784	10/26/26	652,259
SLM Student Loan Trust Series 2008-5, Class A4(c)
300,000	1.934	07/25/23	313,168
SLM Student Loan Trust Series 2011-2, Class A1
988,419	0.770	11/25/27	991,123
SLM Student Loan Trust Series 2012-2, Class A(c)
190,531	0.870	01/25/29	191,099

			14,590,280

TOTAL ASSET-BACKED SECURITIES
(Cost $25,541,873)			$25,579,855

TOTAL INVESTMENTS – 93.6%
(Cost $69,857,691)			$70,147,745

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.4%			4,778,951

NET ASSETS – 100.0%			$74,926,696

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,422,591, which represents approximately 21.9% of net assets as of December 31, 2014.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(20)	March 2015	$(2,891,250)	$(53,217)
U.S. Ultra Long Treasury Bonds	6	March 2015	991,125	39,519
2 Year U.S. Treasury Notes	10	March 2015	2,185,938	(2,859)
5 Year U.S. Treasury Notes	(29)	March 2015	(3,448,961)	6,732
10 Year U.S. Treasury Notes	7	March 2015	887,578	6,352
TOTAL				$(3,473)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2014

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $110,748,559, $90,750,222, $152,139,637 and $69,857,691)	$114,516,283	$187,951,501	$199,993,749	$70,147,745
Investments in affiliated issuers, at value (cost $477,932 for the Equity Index Fund)	—	809,046	—	—
Cash	44,172	383,412	2,269,425	5,088,060
Foreign currencies, at value (cost $66,056 for the Core Fixed Income Fund)	66,145	—	—	—
Receivables:
Investments sold on an extended-settlement basis	15,708,040	—	—	20,120
Investments sold	—	711,629	19,421	—
Interest and dividends	727,886	253,669	54,926	64,587
Reimbursement from investment adviser	22,621	9,280	—	13,031
Collateral on certain derivative contracts(a)	76,528	—	—	346,000
Unrealized gain on forward foreign currency exchange contracts	230,569	—	—	—
Fund shares sold	87,498	83,696	729	278
Other assets	3,946	5,968	6,204	2,653
Total assets	131,483,688	190,208,201	202,344,454	75,682,474

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	22,024,023	—	—	—
Investments purchased	—	—	396,548	—
Forward sale contracts, at value (proceeds receivable, $2,002,500 for the Core Fixed Income Fund)	2,024,219	—	—	—
Unrealized loss on forward foreign currency exchange contracts	116,365	—	—	—
Fund shares redeemed	49,368	14,846	89,558	630,003
Management fees	36,523	34,031	198,535	19,989
Distribution and Service fees and Transfer Agent fees	24,647	43,755	30,639	17,414
Variation margin on certain derivative contracts	23,703	21,712	—	6,092
Accrued expenses	95,706	84,925	76,406	82,280
Total liabilities	24,394,554	199,269	791,686	755,778

Net Assets:
Paid-in capital	109,694,102	102,094,765	152,414,478	75,265,347
Undistributed (distributions in excess of) net investment income (loss)	174,914	251,773	(1)	69,758
Accumulated net realized gain (loss)	(6,407,335)	(9,910,335)	1,284,179	(694,990)
Net unrealized gain	3,627,453	97,572,729	47,854,112	286,581
NET ASSETS	$107,089,134	$190,008,932	$201,552,768	$74,926,696
Net Assets:
Institutional	$25,874	$—	$33,338	$25,176
Service	107,063,260	190,008,932	201,519,430	74,891,528
Advisor(b)	—	—	—	9,992
Total Net Assets	$107,089,134	$190,008,932	$201,552,768	$74,926,696
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,406	—	4,317	2,399
Service	9,954,628	12,745,449	26,189,969	7,153,217
Advisor(b)	—	—	—	952
Net asset value, offering and redemption price per share:
Institutional	$10.75	—	$7.72	$10.49
Service	10.76	14.91	7.69	10.47
Advisor(b)	—	—	—	10.49

(a)	Segregated for initial margin of $76,528 on swap transactions for Core Fixed Income Fund and $346,000 on future transactions for High Quality Floating Rate Fund, respectively.

(b) Commenced operations on October 15, 2014.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2014

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$3,079,541	$18	$—	$705,528
Dividends — unaffiliated issuer (net of foreign taxes withheld of $0, $432, $8,419 and $0)	—	3,867,138	1,528,524	—
Dividends — affiliated issuers	—	10,220	—	—
Total investment income	3,079,541	3,877,376	1,528,524	705,528

Expenses:
Management fees	448,546	568,963	1,981,321	310,063
Distribution and Service fees(a)	280,277	474,133	495,251	193,729
Professional fees	99,610	84,766	76,571	112,725
Custody, accounting and administrative services	81,384	56,600	52,484	39,865
Printing and mailing costs	39,578	53,196	54,546	22,933
Trustee fees	23,065	23,851	23,863	22,998
Transfer Agent fees(a)	22,424	37,928	39,624	15,501
Other	26,455	45,527	37,598	23,057
Total expenses	1,021,339	1,344,964	2,761,258	740,871
Less — expense reductions	(256,003)	(407,441)	(450,420)	(226,552)
Net expenses	765,336	937,523	2,310,838	514,319
NET INVESTMENT INCOME (LOSS)	2,314,205	2,939,853	(782,314)	191,209

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $10,629 for the Growth Opportunities Fund)	1,026,697	8,668,459	35,749,537	46,002
Investments — affiliated issuer	—	21,025	—	—
Futures contracts	(544,898)	176,042	—	(412,695)
Swap contracts	(26,225)	—	—	—
Forward foreign currency exchange contracts	563,198	—	—	—
Foreign currency transactions	(94,651)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	2,991,572	11,602,152	(13,891,246)	340,623
Investments — affiliated issuers	—	46,801	—	—
Futures contracts	(216,870)	(14,108)	—	(223,688)
Swap contracts	(8,532)	—	—	—
Forward foreign currency exchange contracts	84,064	—	—	—
Foreign currency translation	(4,477)	—	—	—
Net realized and unrealized gain (loss)	3,769,878	20,500,371	21,858,291	(249,758)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,084,083	$23,440,224	$21,075,977	$(58,549)

(a) Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Services Fees				Transfer Agent Fees
Fund	Service	Advisor			Institutional	Service	Advisor
Core Fixed Income	$280,277	$	N/A		$4	$22,420	$	N/A
Equity Index	474,133		N/A		N/A	37,928		N/A
Growth Opportunities	495,251		N/A		7	39,617		N/A
High Quality Floating Rate	193,721		8	(b)	4	15,496		1	(b)

(b) Commenced operations on October 15, 2014.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund			Equity Index Fund
	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income (loss)	$2,314,205	$2,363,216		$2,939,853	$2,931,988
Net realized gain (loss)	924,121	(348,336)		8,865,526	368,727
Net change in unrealized gain (loss)	2,845,757	(3,727,022)		11,634,845	46,620,411
Net increase (decrease) in net assets resulting from operations	6,084,083	(1,712,142)		23,440,224	49,921,126

Distributions to shareholders:
From net investment income
Institutional Shares	(758)	(453	)(b)	—	—
Service Shares	(3,005,705)	(3,066,413)		(3,027,833)	(2,941,172)
From net realized gains
Institutional Shares	—	—	(b)	—	—
Service Shares	—	—		(3,936,430)	—
From capital
Institutional Shares	—	—	(b)	—	—
Service Shares	—	—		—	—
Total distributions to shareholders	(3,006,463)	(3,066,866)		(6,964,263)	(2,941,172)

From share transactions:
Proceeds from sales of shares	4,700,540	5,351,449		2,039,103	3,333,154
Reinvestment of distributions	3,006,463	3,066,866		6,964,263	2,941,172
Cost of shares redeemed	(20,249,586)	(22,521,179)		(29,369,734)	(27,165,802)
Net increase (decrease) in net assets resulting from share transactions	(12,542,583)	(14,102,864)		(20,366,368)	(20,891,476)
TOTAL INCREASE (DECREASE)	(9,464,963)	(18,881,872)		(3,890,407)	26,088,478

Net assets:

Beginning of year	116,554,097	135,435,969		193,899,339	167,810,861
End of year	$107,089,134	$116,554,097		$190,008,932	$193,899,339
Undistributed (distributions in excess of) net investment income (loss)	$174,914	$162,288		$251,773	$342,045

(a) The Advisor Shares commenced operations on October 15, 2014.

(b) Commenced operations on April 30, 2013.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund			High Quality Floating Rate Fund
For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2014(a)	For the Fiscal Year Ended December 31, 2013

$(782,314)	$(894,350)		$191,209	$56,435
35,749,537	17,405,818		(366,693)	927,052
(13,891,246)	35,965,761		116,935	(667,213)
21,075,977	52,477,229		(58,549)	316,274

—	—	(b)	(90)	(103	)(b)
—	—		(229,445)	(348,230)

(6,255)	(1,862	)(b)	—	(129	)(b)
(38,065,653)	(12,613,777)		—	(400,357)

—	—	(b)	—	(13	)(b)
—	—		—	(38,172)
(38,071,908)	(12,615,639)		(229,535)	(787,004)

10,066,903	6,060,135		9,127,538	21,557,292
38,071,908	12,615,639		229,535	787,004
(31,492,267)	(28,504,978)		(12,308,954)	(12,600,399)
16,646,544	(9,829,204)		(2,951,881)	9,743,897
(349,387)	30,032,386		(3,239,965)	9,273,167

201,902,155	171,869,769		78,166,661	68,893,494
$201,552,768	$201,902,155		$74,926,696	$78,166,661
$(1)	$1,041		$69,758	$1

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$10.48	$0.25	$0.34	$0.59	$(0.32)	$10.75	5.68%	$26	0.44%		0.65%		2.31%		353%
2014 - Service	10.47	0.22	0.36	0.58	(0.29)	10.76	5.61	107,063	0.68		0.91		2.06		353
2013 - Institutional (Commenced April 30, 2013)	10.91	0.15	(0.38)	(0.23)	(0.20)	10.48	(2.13)	24	0.43	(d)	0.69	(d)	2.10	(d)	557
2013 - Service	10.88	0.20	(0.35)	(0.15)	(0.26)	10.47	(1.35)	116,530	0.67		0.89		1.88		557
2012	10.43	0.17	0.52	0.69	(0.24)	10.88	6.70	135,436	0.67		0.83		1.57		727
2011	10.00	0.23	0.46	0.69	(0.26)	10.43	6.96	148,114	0.67		0.83		2.22		644
2010	9.62	0.28	0.41	0.69	(0.31)	10.00	7.18	170,720	0.67		0.81		2.80		399

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	56

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014	$13.68	$0.22	$1.58	$1.80	$(0.25)	$(0.32)	$(0.57)	$14.91	13.22%	$190,009	0.49%	0.71%	1.55%	2%
2013	10.54	0.20	3.15	3.35	(0.21)	—	(0.21)	13.68	31.83	193,899	0.49	0.73	1.61	3
2012	9.29	0.19	1.26	1.45	(0.20)	—	(0.20)	10.54	15.50	167,811	0.48	0.72	1.82	3
2011	9.29	0.15	0.01	0.16	(0.16)	—	(0.16)	9.29	1.75	169,711	0.48	0.70	1.59	3
2010	8.22	0.13	1.08	1.21	(0.14)	—	(0.14)	9.29	14.92	193,874	0.51	0.71	1.52	4

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$8.59	$(0.02)		$0.94	$0.92	$(1.79)	$7.72	11.32%	$33	1.01%		1.15%		(0.24)%		62%
2014 - Service	8.58	(0.03)		0.93	0.90	(1.79)	7.69	11.10	201,519	1.17		1.39		(0.39)		62
2013 - Institutional (Commenced April 30, 2013)	7.66	(0.02)		1.52	1.50	(0.57)	8.59	19.73	30	1.00	(d)	1.16	(d)	(0.27	)(d)	42
2013 - Service	6.93	(0.04)		2.26	2.22	(0.57)	8.58	32.20	201,872	1.16		1.39		(0.47)		42
2012 - Service	6.34	(0.02	)(e)	1.25	1.23	(0.64)	6.93	19.37	171,870	1.15		1.39		(0.26	)(e)	46
2011 - Service	6.72	(0.03)		(0.24)	(0.27)	(0.11)	6.34	(3.97)	159,324	1.17		1.41		(0.46)		53
2010 - Service	5.63	(0.03)		1.12	1.09	—	6.72	19.36	145,904	1.18		1.43		(0.56)		57

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	58

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions		Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$10.51	$0.05		$(0.03)	$0.02	$(0.04)	$—	$(0.04)		$10.49	0.17%	$25	0.40%		0.70%		0.51%		17%
2014 - Service	10.51	0.03		(0.04)	(0.01)	(0.03)	—	(0.03)		10.47	(0.09)	74,892	0.66		0.96		0.25		17
2014 - Advisor (Commenced October 15, 2014)	10.51	—	(d)	(0.02)	(0.02)	—	—	—		10.49	(0.10)*	10	0.77	(e)	1.13	(e)	0.15	(e)	17
2013 - Institutional (Commenced April 30, 2013)	10.56	0.02		0.03	0.05	(0.04)	(0.06)	(0.10	)(f)	10.51	0.50	25	0.40	(e)	0.86	(e)	0.25	(e)	467
2013 - Service	10.58	0.01		0.03	0.04	(0.05)	(0.06)	(0.11	)(f)	10.51	0.40	78,142	0.70		1.10		0.08		467
2012 - Service	10.70	0.04		0.25	0.29	(0.08)	(0.33)	(0.41)		10.58	2.78	68,893	0.79		1.06		0.36		1045
2011 - Service	10.56	0.09		0.57	0.66	(0.10)	(0.42)	(0.52)		10.70	6.35	67,327	0.81		1.13		0.81		960
2010 - Service	10.29	0.17		0.37	0.54	(0.19)	(0.08)	(0.27)		10.56	5.19	72,311	0.81		1.08		1.56		614

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Included a distribution from capital of less than $0.01 per share.
*	Represents cumulative total returns.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income

ii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$32,452,832	$—
Mortgage-Backed Obligations	—	38,684,603	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	23,878,926	4,413,219	—
Asset-Backed Securities	—	7,297,346	—
Foreign Debt Obligations	2,031,477	2,384,273	—
Municipal Debt Obligations	—	1,490,379	—
Government Guarantee Obligations	—	1,883,228	—
Total	$25,910,403	$88,605,880	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,024,219)	$—

Derivative Type
Assets(a)
Futures Contracts	$64,297	$—	$—
Forward Foreign Currency Exchange Contracts	—	230,569	—
Interest Rate Swap Contracts	—	90,952	—
Total	$64,297	$321,521	$—
Liabilities(a)
Futures Contracts	$(285,438)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(116,365)	—
Interest Rate Swap Contracts	—	(99,484)	—
Total	$(285,438)	$(215,849)	$—
EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$188,660,548	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	99,999	—	—
Total	$188,760,547	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$40,336	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$199,993,749	$—	$—
HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$403,889	$—
Mortgage-Backed Obligations	—	44,164,001	—
Asset-Backed Securities	—	25,579,855	—
Total	$—	$70,147,745	$—

Derivative Type
Assets(a)
Futures Contracts	$52,603	$—	$—
Liabilities(a)
Futures Contracts	$(56,076)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk		Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest Rate		Variation margin on certain derivative contracts	$155,249(a)	Variation margin on certain derivative contracts	$(384,922	)(a)
Currency		Receivables for unrealized gain on forward foreign currency exchange contracts	230,569	Payable for unrealized loss on forward foreign currency exchange contracts	(116,365)
Total			$385,818		$(501,287)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on certain derivative contracts	40,336	—	$—
High Quality Floating Rate	Interest Rate	Variation margin on certain derivative contracts	52,603	Variation margin on certain derivative contracts	(56,076)

(a)	Includes unrealized gain (loss) on futures contracts and swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(571,123)	$(225,402)	349
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	563,198	84,064	168
Total		$(7,925)	$(141,338)	517

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2014.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2014

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statement of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$176,042	$(14,108)	15
High Quality Floating Rate	Interest Rate	(412,695)	(223,688)	164

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2014.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.97	*
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve net effective management fee rates, as defined in the Fund’s most recent prospectus. These waivers will be effective through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2014, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 30, 2015 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2014.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively. For the fiscal year ended December 31, 2014 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2015, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.074%, respectively. These Other Expense limitations will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$—	$—	$2,818	$253,185	$256,003
Equity Index	170,692	—	794	235,955	407,441
Growth Opportunities	59,438	178,294	1,831	210,857	450,420
High Quality Floating Rate	69,766	—	2,063	154,723	226,552

E.  Line of Credit Facility — As of December 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2014

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $34 and $941 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income and Growth Opportunities, respectively.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the fiscal year ended December 31, 2014:

Fund	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2014	Dividend Income
Equity Index	$865,029	$—	$(123,809)	$21,025	$46,801	$809,046	$10,220

As of December 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% the Institutional Class Shares of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$396,717,745	26,854,838	$385,294,189	37,142,801
Equity Index	—	4,617,299	—	28,632,354
Growth Opportunities	—	122,782,598	—	145,860,342
High Quality Floating Rate	1,159,998	11,653,888	4,887,017	13,516,072

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$3,006,463	$3,027,833	$5,164,234	$229,535
Net long-term capital gains	—	3,936,430	32,907,674	—
Total taxable distributions	$3,006,463	$6,964,263	$38,071,908	$229,535

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$3,066,866	$2,941,172	$2,428,892	$677,458
Net long-term capital gains	—	—	10,186,747	71,361
Total taxable distributions	$3,066,866	$2,941,172	$12,615,639	$748,819
Tax return of capital	$—	$—	$—	$38,185

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Undistributed ordinary income — net	$289,198	$230,946	$100,371	$69,757
Undistributed long-term capital gains	—	1,661,672	2,740,050	—
Total undistributed earnings	$289,198	$1,892,618	$2,840,421	$69,757
Capital loss carryforwards:(1)
Expiring 2017	$(965,538)	$—	$—	$—
Expiring 2018	(4,488,774)	—	—	—
Perpetual short-term				(231,681)
Perpetual long-term				(405,174)
Total capital loss carryforwards	$(5,454,312)	$—	$—	$(636,855)
Timing differences (Qualified late year loss and straddle loss deferrals and deferred dividend)	(1,164,225)	1,801	(1,022,515)	(61,609)
Unrealized gains — net	3,724,371	86,019,748	47,320,384	290,056
Total accumulated earnings (losses) — net	$(2,604,968)	$87,914,167	$49,138,290	$(338,651)

(1)	Expiration occurs on December 31 of the year indicated. The Core Fixed Income and Equity Index Funds utilized $1,173,775 and $2,006,527, respectively, of capital losses in the current fiscal year.

As of December 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$110,750,408	$102,740,799	$152,673,365	$69,857,689
Gross unrealized gain	4,427,479	99,847,550	51,176,690	435,524
Gross unrealized loss	(661,604)	(13,827,802)	(3,856,306)	(145,468)
Net unrealized security gain	$3,765,875	$86,019,748	$47,320,384	$290,056

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2014

7.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, differences related to the tax treatment of underlying fund investments and foreign currency transactions, real estate investment trust investments, and securities on loan.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, and differences in the tax treatment of foreign currency transactions and partnership investments, paydown gains and losses, real estate investment trust investments and underlying fund investments.

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Core Fixed Income	$(704,884)	$704,884
Equity Index	2,292	(2,292)
Growth Opportunities	(781,272)	781,272
High Quality Floating Rate	(108,083)	108,083

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transaction Risk — The Funds may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions may cause the Funds to sell portfolio securities at times when they would not otherwise do so, which may negatively impact the Funds’ NAVs and liquidity. Similarly, large Fund share purchases may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash and are required to maintain larger cash positions than they ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Funds’ current expenses being allocated over smaller asset bases, leading to increases in the Funds’ expense ratios.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	—	$—	2,292	$25,005
Reinvestment of distributions	71	758	43	453
	71	758	2,335	25,458
Service Shares
Shares sold	438,205	4,700,540	499,125	5,326,444
Reinvestment of distributions	280,874	3,005,705	289,474	3,066,413
Shares redeemed	(1,889,001)	(20,249,586)	(2,116,494)	(22,521,179)
	(1,169,922)	(12,543,341)	(1,327,895)	(14,128,322)
NET DECREASE	(1,169,851)	$(12,542,583)	(1,325,560)	$(14,102,864)

(a)	Commenced operations on April 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2014

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	142,493	$2,039,103	269,672	$3,333,154
Reinvestment of distributions	477,986	6,964,263	219,654	2,941,172
Shares redeemed	(2,049,644)	(29,369,734)	(2,232,495)	(27,165,802)
NET DECREASE	(1,429,165)	$(20,366,368)	(1,743,169)	$(20,891,476)

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	—	$—	3,264	$25,008
Reinvestment of distributions	832	6,255	221	1,862
	832	6,255	3,485	26,870
Service Shares
Shares sold	1,141,458	10,066,903	785,642	6,035,127
Reinvestment of distributions	5,082,196	38,065,653	1,498,073	12,613,777
Shares redeemed	(3,572,070)	(31,492,267)	(3,560,989)	(28,504,978)
	2,651,584	16,640,289	(1,277,274)	(9,856,074)
NET INCREASE (DECREASE)	2,652,416	$16,646,544	(1,273,789)	$(9,829,204)

(a)	Commenced operations on April 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	—	$—	2,368	$25,001
Reinvestment of distributions	8	90	23	245
	8	90	2,391	25,246
Service Shares
Shares sold	869,494	9,117,538	2,042,245	21,532,291
Reinvestment of distributions	21,888	229,445	74,885	786,759
Shares redeemed	(1,174,122)	(12,308,954)	(1,195,532)	(12,600,399)
	(282,740)	(2,961,971)	921,598	9,718,651
Advisor shares(b)
Shares sold	952	10,000	–	–
NET INCREASE (DECREASE)	(281,780)	$(2,951,881)	923,989	$9,743,897

(a)	Commenced operations on April 30, 2013.
(b)	Commenced operations on October 15, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs High Quality Floating Rate Fund (formerly the Goldman Sachs Government Income Fund) (collectively the “Funds”), Funds of Goldman Sachs Variable Insurance Trust, at December 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$1,017.40		$2.39	N/A	N/A		N/A	$1,000	$1,061.30		$5.40	$1,000	$999.80		$1.97
Hypothetical 5% return	1,000	1,022.84	+	2.40	N/A	N/A		N/A	1,000	1,019.96	+	5.30	1,000	1,023.24	+	1.99
Service
Actual	$1,000	$1,016.70		$3.56	$1,000	$1,059.40		$2.44	$1,000	$1,060.30		$6.23	$1,000	$999.10		$3.33
Hypothetical 5% return	1,000	1,021.68	+	3.57	1,000	1,022.84	+	2.40	1,000	1,019.16	+	6.11	1,000	1,021.88	+	3.36
Advisor(a)
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	$1,000	$1,049.00		$1.66
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.32	+	3.92

(a)	Commenced operations on October 15, 2014
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.47%	0.70%	N/A
Equity Index	N/A	0.47%	N/A
Growth Opportunities	1.04%	1.20%	N/A
High Quality Floating Rate	0.39%	0.66%	0.77%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2014, 100% and 34.91% of the dividends paid, respectively, from net investment company taxable income by the Equity Index and Growth Opportunities Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index and Growth Opportunities Funds designate $3,936,430 and $32,907,674 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2014.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2015 Goldman Sachs. All rights reserved.

VITMFAR-15/153899.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund*

*	Effective April 30, 2014, the Goldman Sachs Structured Small Cap Equity Fund was renamed the Goldman Sachs Small Cap Equity Insights Fund.

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Small Cap Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective April 30, 2014, Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund was re-named Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 6.93% and 6.69%, respectively. These returns compare to the 4.89% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the annual period?

Representing the U.S. equity market, the S&P 500® Index gave back 0.25% in December 2014, but finished the fourth calendar quarter up 4.93% and gained 13.69% during the Reporting Period as a whole, as it posted its third consecutive year of broad double-digit gains.

Diverging global economies, strong merger and acquisition activity, weakening oil prices and declining U.S. interest rates were major themes affecting U.S. equities throughout 2014. The U.S. economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. U.S. equity market volatility picked up during the second half of 2014 from exceptionally low levels mid-year, but the S&P 500® Index had no more than three consecutive down days during 2014, a feat not seen since 1928.

For the Reporting Period overall, nine of the ten sectors within the S&P 500® Index were up. Merger and acquisition activity rose to its highest annual level since 2007 largely due to transactions within the information technology and health care sectors, which handily outperformed the broader market. The top-weighted information technology sector was also the largest positive contributor (weight times performance) to S&P 500® Index returns. Given the unexpected decline in U.S. interest rates, real estate investment trusts (“REITs”) and the utilities sector also outperformed the broader market during the Reporting Period. Conversely, the energy sector underperformed most during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices. Telecommunication services also performed poorly during the year as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side. Seven of the ten sectors in the Russell Index, representing the U.S. small-cap equity market, also were up, with the utilities and health care sectors gaining the most. Energy was weakest by a wide margin, generating double-digit negative returns, followed at some distance by materials, which also lost ground, albeit more modestly.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap and mid-cap stocks, as measured by the Russell 1000® Index and the Russell Midcap® Index, respectively, gaining most and almost exactly in line with each other. Following at some distance were small-cap stocks, as measured by the Russell 2000® Index. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth-oriented stocks outperformed value-oriented stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period. Our stock selection and quantitative model’s investment themes added to relative performance overall.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes contributed positively to the Fund’s relative performance. The Quality theme, which assesses both firm and financial quality, contributed most positively to relative performance, followed by Valuation and Sentiment. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Fund’s Momentum theme detracted most from the Fund’s relative performance, followed by Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital.

The Management theme had a rather neutral impact on the Fund’s relative performance during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Security selection in the information technology, financials and consumer staples sectors contributed most positively to the Fund’s relative returns. Stock selection in the energy, health care and utilities sectors dampened the Fund’s results relative to the Russell Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in biotechnology company Isis Pharmaceuticals, airline JetBlue Airways and insurance firm AmTrust Financial Services. We chose to overweight Isis Pharmaceuticals because of our positive views on Quality and Sentiment. The Fund was overweight JetBlue Airways and AmTrust Financial Services due to our positive views on Quality and Value.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in oil and gas exploration and production company Comstock Resources, oil and gas services and equipment provider Basic Energy Services and biopharmaceutical company Aegerion Pharmaceuticals. The Fund was overweight Comstock Resources due to our positive views on Quality and Value. Our positive views on Quality led us to overweight Basic Energy Services. The Fund was overweight Aegerion Pharmaceuticals because of our positive views on Momentum and Quality.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. In the first quarter of 2014, we implemented an enhancement to our U.S. investment model within the small-capitalization segment of the market. Based on our research, we have adjusted our model to place more weight on fundamental factors, such as attractive valuations and high quality earnings, compared to the large- and mid-capitalization segments of the market. Our research found that behavioral factors, such as positive sentiment and exposure to global themes and trends, allow us to seek more dynamic returns within more liquid segments of the market, including large-and mid-capitalization stocks. Additionally, we made refinements to our transaction cost model, an important component of our portfolio construction process for all regions.

In the second quarter of 2014, we enhanced our Sentiment theme in the U.S., Europe and emerging markets, and global linkages theme in the U.S. and Europe, utilizing natural language processing to analyze thousands of earnings call transcripts and sell-side analyst reports. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases that capture the underlying tone of the management team. This provides a better insight into management’s perception of their company. We also enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports daily to identify groups of companies related to common trending topics in the market.

We made no significant changes to our quantitative models during the third quarter of 2014. In the fourth quarter of 2014, we made a number of enhancements across a variety of themes. We enhanced our sector-specific Valuation theme in all regions by introducing a signal that evaluates the reserves of energy companies. As energy reserves are not capitalized on the balance sheet, reserve-based valuation metrics may provide a more accurate picture of the intrinsic value of an energy company.

We enhanced our Sentiment theme in all regions by introducing a signal that analyzes short selling of stocks in order to gain a more comprehensive understanding of investor conviction of future price declines. We analyze more than 9,000 stocks on a daily basis to identify companies with large, “fresh” short positions, which may indicate negative return expectations.

We enhanced our Momentum theme in developed markets, except for Europe, by evaluating price pressures created through consistent trade imbalances between buyers and sellers. In certain instances, traders may push prices as they engage in end-of-day hedging, inventory management and index trading. Persistent instances of these events can create buying and selling opportunities should stock prices revert to long-term views.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2014, the Fund was overweight the information technology, consumer discretionary, health care and materials sectors relative to the Russell Index. The Fund was underweight utilities, industrials and consumer staples and was rather neutrally weighted in financials, energy and telecommunication services compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	6.93%	16.46%	6.03%	6.59%	2/13/98
Service	6.69	16.20	N/A	7.23	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.82%	0.99%
Service	1.07	1.24

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/143

Holding	% of Net Assets	Line of Business
Isis Pharmaceuticals, Inc.	1.0%	Pharmaceuticals, Biotechnology & Life Sciences
SS&C Technologies Holdings, Inc.	0.9	Software & Services
Graphic Packaging Holding Co.	0.9	Materials
JetBlue Airways Corp.	0.9	Transportation
RLJ Lodging Trust	0.8	Real Estate Investment Trust
NPS Pharmaceuticals, Inc.	0.8	Pharmaceuticals, Biotechnology & Life Sciences
Sunstone Hotel Investors, Inc.	0.8	Real Estate Investment Trust
Pebblebrook Hotel Trust	0.8	Real Estate Investment Trust
Sovran Self Storage, Inc.	0.8	Real Estate Investment Trust
PrivateBancorp, Inc.	0.8	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2013

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 6.1% of the Fund’s net assets at December 31, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	6.93%	16.46%	6.03%	6.59%
Service (Commenced August 31, 2007)	6.69%	16.20%	N/A	7.23%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 95.4%
Automobiles & Components – 1.5%
16,537	Cooper Tire & Rubber Co.	$573,007
41,103	Modine Manufacturing Co.*	559,001
15,852	Stoneridge, Inc.*	203,857
13,506	Tower International, Inc.*	345,078

		1,680,943

Banks – 4.1%
4,876	1st Source Corp.	167,296
1,335	Banner Corp.	57,432
1,422	Berkshire Hills Bancorp, Inc.	37,910
42,430	Brookline Bancorp, Inc.	425,573
50,696	CVB Financial Corp.	812,150
6,132	First Bancorp, Inc.	110,928
25,165	First Interstate Bancsystem, Inc. Class A	700,090
1,939	FirstMerit Corp.	36,628
10,472	International Bancshares Corp.	277,927
38,869	OFG Bancorp	647,169
17,229	Old National Bancorp	256,367
3,260	Oritani Financial Corp.	50,204
26,262	PrivateBancorp, Inc.	877,151
10,527	Umpqua Holdings Corp.	179,064

		4,635,889

Capital Goods – 5.0%
21,391	AAR Corp.	594,242
8,679	Aegion Corp.*	161,516
11,479	Aircastle Ltd.	245,306
1,294	American Science & Engineering, Inc.	67,159
5,860	American Woodmark Corp.*	236,978
8,183	Barnes Group, Inc.	302,853
6,629	Ducommun, Inc.*	167,581
14,530	Engility Holdings, Inc.*	621,884
7,391	General Cable Corp.	110,126
11,645	Hillenbrand, Inc.	401,752
8,281	Hyster-Yale Materials Handling, Inc.	606,169
5,240	Kadant, Inc.	223,696
20,835	LSI Industries, Inc.	141,470
9,579	Miller Industries, Inc.	199,147
2,345	Orbital Sciences Corp.*	63,057
16,117	Polypore International, Inc.*	758,305
2,179	Quanex Building Products Corp.	40,922
2,839	Raven Industries, Inc.	70,975
1,957	Teledyne Technologies, Inc.*	201,062
8,090	Universal Forest Products, Inc.	430,388

		5,644,588

Commercial & Professional Services – 3.4%
11,013	CDI Corp.	195,040
12,497	Deluxe Corp.	777,938
8,302	Heidrick & Struggles International, Inc.	191,361
726	Huron Consulting Group, Inc.*	49,651

Common Stocks – (continued)
Commercial & Professional Services – (continued)
6,688	Insperity, Inc.	$226,656
38,104	Kimball International, Inc. Class B	347,509
6,423	Knoll, Inc.	135,975
24,911	Korn/Ferry International*	716,441
3,098	Navigant Consulting, Inc.*	47,616
20,955	Quad/Graphics, Inc.	481,127
27,613	RPX Corp.*	380,507
13,161	TrueBlue, Inc.*	292,832

		3,842,653

Consumer Durables & Apparel – 3.9%
4,597	Callaway Golf Co.	35,397
8,491	Cavco Industries, Inc.*	673,082
2,729	CSS Industries, Inc.	75,429
20,001	Ethan Allen Interiors, Inc.	619,431
12,212	Helen of Troy Ltd.*	794,513
10,617	Iconix Brand Group, Inc.*	358,748
10,136	La-Z-Boy, Inc.	272,050
4,786	Movado Group, Inc.	135,779
11,988	Skechers U.S.A., Inc. Class A*	662,337
5,024	TRI Pointe Homes, Inc.*	76,616
10,078	Universal Electronics, Inc.*	655,372

		4,358,754

Consumer Services – 5.4%
8,824	BJ’s Restaurants, Inc.*	443,053
23,999	Bloomin’ Brands, Inc.*	594,215
19,200	Bridgepoint Education, Inc.*	217,344
3,108	Capella Education Co.	239,192
2,805	Cracker Barrel Old Country Store, Inc.	394,832
1,032	DineEquity, Inc.	106,956
9,757	Jack in the Box, Inc.	780,170
29,727	K12, Inc.*	352,860
11,665	Marriott Vacations Worldwide Corp.	869,509
14,400	Papa John’s International, Inc.	803,520
35,419	Regis Corp.*	593,622
24,284	Sonic Corp.	661,253
546	Strayer Education, Inc.*	40,557

		6,097,083

Diversified Financials – 3.7%
15,794	Arlington Asset Investment Corp. Class A(a)	420,278
26,922	Cash America International, Inc.	608,976
677	Diamond Hill Investment Group, Inc.	93,453
8,656	Enova International, Inc.*	192,683
823	Evercore Partners, Inc. Class A	43,101
51,266	Ezcorp, Inc. Class A*	602,376
7,909	GAMCO Investors, Inc. Class A	703,426
2,905	Green Dot Corp. Class A*	59,523
12,193	Piper Jaffray Companies*	708,291

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Diversified Financials – (continued)
1,982	Springleaf Holdings, Inc.*	$71,689
8,394	World Acceptance Corp.*(a)	666,903

		4,170,699

Energy – 3.7%
45,494	Alon USA Energy, Inc.	576,409
20,242	Basic Energy Services, Inc.*	141,896
28,201	Comstock Resources, Inc.(a)	192,049
4,468	Contango Oil & Gas Co.*	130,644
23,342	Delek US Holdings, Inc.	636,770
26,723	Dorian LPG Ltd.*	371,183
24,127	Green Plains, Inc.	597,867
22,357	ION Geophysical Corp.*	61,482
43,459	Key Energy Services, Inc.*	72,577
50,549	Pioneer Energy Services Corp.*	280,041
5,780	REX American Resources Corp.*	358,187
15,220	Tesco Corp.	195,120
14,185	Western Refining, Inc.	535,909

		4,150,134

Food & Staples Retailing – 0.2%
3,790	The Pantry, Inc.*	140,457
905	Weis Markets, Inc.	43,277

		183,734

Food, Beverage & Tobacco – 0.6%
14,268	Cal-Maine Foods, Inc.(a)	556,880
916	Lancaster Colony Corp.	85,774

		642,654

Health Care Equipment & Services – 5.3%
10,085	Anika Therapeutics, Inc.*	410,863
440	Atrion Corp.	149,604
15,015	Cantel Medical Corp.	649,549
2,128	Computer Programs & Systems, Inc.	129,276
13,239	Greatbatch, Inc.*	652,683
7,557	ICU Medical, Inc.*	618,918
3,435	Invacare Corp.	57,571
10,565	Magellan Health Services, Inc.*	634,217
5,939	Masimo Corp.*	156,433
2,475	MedAssets, Inc.*	48,906
5,767	Molina Healthcare, Inc.*	308,707
18,154	Natus Medical, Inc.*	654,270
17,967	NuVasive, Inc.*	847,324
2,372	Orthofix International NV*	71,302
22,345	Skilled Healthcare Group, Inc. Class A*	191,497
7,470	Triple-S Management Corp. Class B*	178,608
8,175	Vascular Solutions, Inc.*	222,033

		5,981,761

Common Stocks – (continued)
Insurance – 3.0%
29,664	American Equity Investment Life Holding Co.	$865,892
14,006	AmTrust Financial Services, Inc.(a)	787,838
13,405	Argo Group International Holdings Ltd.	743,575
1,442	Global Indemnity PLC*	40,910
4,422	Maiden Holdings Ltd.	56,557
6,955	Selective Insurance Group, Inc.	188,967
32,570	Symetra Financial Corp.	750,739

		3,434,478

Materials – 5.5%
15,476	A. Schulman, Inc.	627,242
8,870	FutureFuel Corp.	115,488
34,300	Globe Specialty Metals, Inc.	590,989
71,971	Graphic Packaging Holding Co.*	980,245
11,373	Innophos Holdings, Inc.	664,752
10,000	Kaiser Aluminum Corp.	714,300
19,473	Materion Corp.	686,034
10,320	OM Group, Inc.	307,536
4,865	P.H. Glatfelter Co.	124,398
20,709	PolyOne Corp.	785,078
25,163	Schnitzer Steel Industries, Inc. Class A	567,677

		6,163,739

Media – 0.5%
8,061	Entercom Communications Corp. Class A*	98,022
7,679	Harte-Hanks, Inc.	59,435
15,213	Time, Inc.	374,392

		531,849

Pharmaceuticals, Biotechnology & Life Sciences – 10.4%
20,409	Acorda Therapeutics, Inc.*(b)	834,116
20,068	Aegerion Pharmaceuticals, Inc.*(a)	420,224
37,633	Affymetrix, Inc.*(a)	371,438
20,542	Arena Pharmaceuticals, Inc.*(a)	71,281
55,760	Dyax Corp.*	783,985
26,849	Emergent Biosolutions, Inc.*	731,098
20,774	Genomic Health, Inc.*(a)	664,145
5,009	ImmunoGen, Inc.*	30,555
26,319	Impax Laboratories, Inc.*	833,786
34,853	Infinity Pharmaceuticals, Inc.*	588,667
18,936	Isis Pharmaceuticals, Inc.*(a)	1,169,109
12,391	Ligand Pharmaceuticals, Inc.*	659,325
26,099	NPS Pharmaceuticals, Inc.*	933,561
8,524	Ophthotech Corp.*	382,472
2,862	Pacira Pharmaceuticals, Inc.*	253,745
13,480	PAREXEL International Corp.*	748,949
17,371	Prestige Brands Holdings, Inc.*	603,121
1,553	Puma Biotechnology, Inc.*	293,936
28,464	Repligen Corp.*	563,587
17,816	Sagent Pharmaceuticals, Inc.*	447,360

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
25,949	Sciclone Pharmaceuticals, Inc.*	$227,313
2,119	Ultragenyx Pharmaceutical, Inc.*	92,982

		11,704,755

Real Estate Investment Trust – 13.1%
20,665	American Assets Trust, Inc.	822,674
115,864	Anworth Mortgage Asset Corp.	608,286
15,409	CoreSite Realty Corp.	601,721
36,088	CubeSmart	796,462
24,406	CyrusOne, Inc.	672,385
3,507	DiamondRock Hospitality Co.	52,149
24,961	DuPont Fabros Technology, Inc.	829,704
10,467	Empire State Realty Trust, Inc.	184,010
44,950	FelCor Lodging Trust, Inc.	486,359
34,570	First Industrial Realty Trust, Inc.	710,759
11,279	Getty Realty Corp.	205,391
19,986	LaSalle Hotel Properties	808,833
3,802	Mack-Cali Realty Corp.	72,466
19,636	Pebblebrook Hotel Trust	895,991
33,998	Pennsylvania Real Estate Investment Trust	797,593
9,212	PS Business Parks, Inc.	732,722
27,860	RLJ Lodging Trust	934,146
11,923	Rouse Properties, Inc.	220,814
10,225	Sovran Self Storage, Inc.	891,825
57,907	Strategic Hotels & Resorts, Inc.*	766,110
10,268	Sun Communities, Inc.	620,803
55,387	Sunstone Hotel Investors, Inc.	914,439
15,693	The Geo Group, Inc.	633,369
39,631	Western Asset Mortgage Capital Corp.(a)	582,576

		14,841,587

Retailing – 3.7%
21,720	Brown Shoe Co., Inc.	698,298
9,838	Core-Mark Holding Co., Inc.	609,267
23,299	Haverty Furniture Companies, Inc.	512,811
11,564	hhgregg, Inc.*(a)	87,539
7,655	Lands’ End, Inc.*(a)	413,064
5,657	Mattress Firm Holding Corp.*(a)	328,559
19,925	Pier 1 Imports, Inc.	306,845
28,023	Select Comfort Corp.*	757,462
10,406	The Cato Corp. Class A	438,925

		4,152,770

Semiconductors & Semiconductor Equipment – 5.0%
8,391	Brooks Automation, Inc.	106,985
23,076	Diodes, Inc.*	636,205
45,370	Fairchild Semiconductor International, Inc.*	765,846
40,073	Integrated Device Technology, Inc.*	785,431
5,018	International Rectifier Corp.*	200,218
46,849	Intersil Corp. Class A	677,905

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
29,771	Lattice Semiconductor Corp.*	$205,122
23,921	OmniVision Technologies, Inc.*	621,946
14,228	Silicon Laboratories, Inc.*	677,537
4,625	Spansion, Inc. Class A*	158,268
28,141	TriQuint Semiconductor, Inc.*	775,285

		5,610,748

Software & Services – 10.7%
21,131	Advent Software, Inc.	647,454
220	Alliance Data Systems Corp.*	63,045
21,330	Aspen Technology, Inc.*	746,977
33,344	AVG Technologies NV*	658,211
3,352	Barracuda Networks, Inc.*	120,136
17,992	Blackbaud, Inc.	778,334
5,158	Blucora, Inc.*	71,438
39,913	Ciber, Inc.*	141,691
22,044	Constant Contact, Inc.*	809,015
6,920	Ebix, Inc.(a)	117,571
8,486	Envestnet, Inc.*	417,002
2,411	ExlService Holdings, Inc.*	69,220
15,178	LogMeIn, Inc.*	748,882
21,551	ManTech International Corp. Class A	651,487
19,803	Marchex, Inc. Class B	90,896
303	MicroStrategy, Inc. Class A*	49,207
22,609	Monotype Imaging Holdings, Inc.	651,817
18,047	NetScout Systems, Inc.*	659,437
28,908	Pegasystems, Inc.	600,419
24,158	Progress Software Corp.*	652,749
7,763	QAD, Inc. Class A	175,599
17,084	SS&C Technologies Holdings, Inc.	999,243
19,860	Sykes Enterprises, Inc.*	466,114
14,145	Synchronoss Technologies, Inc.*	592,110
8,629	TeleTech Holdings, Inc.*	204,335
30,219	Web.com Group, Inc.*	573,859
8,283	WebMD Health Corp.*(a)	327,593

		12,083,841

Technology Hardware & Equipment – 3.5%
8,552	Aruba Networks, Inc.*	155,475
29,704	Benchmark Electronics, Inc.*	755,670
8,863	Calix, Inc.*	88,807
49,144	Harmonic, Inc.*	344,499
1,714	Insight Enterprises, Inc.*	44,376
28,578	Kimball Electronics, Inc.*	343,508
2,599	NETGEAR, Inc.*	92,472
9,016	OSI Systems, Inc.*	638,062
53,775	Polycom, Inc.*	725,963
32,633	Sanmina Corp.*	767,855

		3,956,687

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – 0.2%
8,305	magicJack VocalTec Ltd.*	$67,437
11,582	Spok Holdings, Inc.	201,063

		268,500

Transportation – 2.2%
677	Allegiant Travel Co.	101,773
16,863	ArcBest Corp.	781,937
61,104	JetBlue Airways Corp.*	969,110
4,399	Saia, Inc.*	243,529
12,444	SkyWest, Inc.	165,256
2,859	Swift Transportation Co.*	81,853
5,890	Werner Enterprises, Inc.	183,474

		2,526,932

Utilities – 0.8%
9,924	Cleco Corp.	541,255
10,695	PNM Resources, Inc.	316,893

		858,148

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $95,599,851)		$107,522,926

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 6.1%
Goldman Sachs Financial Square Money Market Fund — FST Shares
6,925,868	0.060%	$6,925,868
(Cost $6,925,868)

TOTAL INVESTMENTS – 101.5%
(Cost $102,525,719)		$114,448,794

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(1,662,424)

NET ASSETS – 100.0%		$112,786,370

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	35	March 2015	$4,202,450	$47,536

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $95,599,851)(a)	$107,522,926
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,925,868
Cash	5,165,263
Receivables:
Dividends	178,082
Investments sold	139,120
Reimbursement from investment adviser	34,676
Securities lending income	15,847
Fund shares sold	2,661
Other assets	3,972
Total assets	119,988,415

Liabilities:
Payables:
Payable upon return of securities loaned	6,925,868
Fund shares redeemed	73,030
Management fees	65,253
Variation margin on certain derivative contracts	33,941
Distribution and Service fees and Transfer Agent fees	6,869
Accrued expenses	97,084
Total liabilities	7,202,045

Net Assets:
Paid-in capital	98,689,923
Undistributed net investment income	164,576
Accumulated net realized gain	1,961,260
Net unrealized gain	11,970,611
NET ASSETS	$112,786,370
Net Assets:
Institutional	$89,042,752
Service	23,743,618
Total Net Assets	$112,786,370
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,512,635
Service	1,746,419
Net asset value, offering and redemption price per share:
Institutional	$13.67
Service	13.60

(a) Includes loaned securities having a market value of $6,712,718.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:
Dividends (net of foreign taxes withheld of $649)	$1,383,805
Securities lending income — affiliated issuer	157,037
Total investment income	1,540,842

Expenses:
Management fees	850,253
Printing and mailing costs	86,624
Professional fees	84,324
Custody, accounting and administrative services	61,757
Distribution and Service fees — Service Class	60,313
Trustee fees	23,410
Transfer Agent fees(a)	22,672
Other	45,489
Total expenses	1,234,842
Less — expense reductions	(237,340)
Net expenses	997,502
NET INVESTMENT INCOME	543,340

Realized and unrealized gain (loss):
Net realized gain from:
Investments	14,013,678
Futures contracts	135,399
Net change in unrealized gain (loss) on:
Investments	(7,825,321)
Futures contracts	33,906
Net realized and unrealized gain	6,357,662
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,901,002

(a) Institutional and Service Shares had Transfer Agent fees of $17,847 and $4,825, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$543,340	$835,904
Net realized gain	14,149,077	26,620,244
Net change in unrealized gain (loss)	(7,791,415)	7,419,372
Net increase in net assets resulting from operations	6,901,002	34,875,520

Distributions to shareholders:
From net investment income
Institutional Shares	(647,639)	(886,878)
Service Shares	(120,277)	(173,884)
From net realized gains
Institutional Shares	(12,160,677)	(11,194,690)
Service Shares	(3,387,666)	(2,979,013)
Total distributions to shareholders	(16,316,259)	(15,234,465)

From share transactions:
Proceeds from sales of shares	16,974,960	15,763,057
Reinvestment of distributions	16,316,259	15,234,465
Cost of shares redeemed	(35,135,496)	(32,227,693)
Net decrease in net assets resulting from share transactions	(1,844,277)	(1,230,171)
TOTAL INCREASE (DECREASE)	(11,259,534)	18,410,884

Net assets:

Beginning of year	124,045,904	105,635,020
End of year	$112,786,370	$124,045,904
Undistributed net investment income	$164,576	$441,796

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$15.07	$0.08		$0.90		$0.98	$(0.12)	$(2.26)	$(2.38)	$13.67	6.93%		$89,043	0.83%	1.04%	0.53%		119%
2014 - Service	15.00	0.04		0.90		0.94	(0.08)	(2.26)	(2.34)	13.60	6.69		23,744	1.08	1.29	0.28		119
2013 - Institutional	12.71	0.11		4.37		4.48	(0.16)	(1.96)	(2.12)	15.07	35.62		98,114	0.82	0.98	0.77		152
2013 - Service	12.65	0.08		4.34		4.42	(0.11)	(1.96)	(2.07)	15.00	35.38		25,932	1.07	1.23	0.52		152
2012 - Institutional	11.40	0.19	(d)	1.27	(e)	1.46	(0.15)	—	(0.15)	12.71	12.79	(e)	82,961	0.81	0.97	1.55	(d)	95
2012 - Service	11.35	0.17	(d)	1.25	(e)	1.42	(0.12)	—	(0.12)	12.65	12.47	(e)	22,674	1.06	1.22	1.34	(d)	95
2011 - Institutional	11.42	0.06	(f)	0.02	(g)	0.08	(0.10)	—	(0.10)	11.40	0.67		87,956	0.83	0.99	0.55	(f)	33
2011 - Service	11.37	0.03	(f)	0.02	(g)	0.05	(0.07)	—	(0.07)	11.35	0.41		22,973	1.08	1.24	0.30	(f)	33
2010 - Institutional	8.82	0.08	(h)	2.58		2.66	(0.06)	—	(0.06)	11.42	30.12		106,646	0.85	0.97	0.82	(h)	63
2010 - Service	8.78	0.06	(h)	2.56		2.62	(0.03)	—	(0.03)	11.37	29.86		27,428	1.10	1.22	0.58	(h)	63

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.08 per share. Excluding such payment, the total return would have been 12.44% and 12.12%, respectively.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(g)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.
(h)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.43% of average net assets.

The accompanying notes are an integral part of these financial statements.	16

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) (formerly the Goldman Sachs Structured Small Cap Equity Fund). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC and centrally cleared derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$107,522,926	$—	$—
Securities Lending Reinvestment Vehicle	6,925,868	—	—
Total	$114,448,794	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$47,536	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets
Equity	Variation margin on certain derivative contracts	$47,536	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$135,399	$33,906	11

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2014.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rate before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2014, GSAM waived $56,685 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2014, GSAM reimbursed $177,856 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2014, custody fee credits were $2,799.

E.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $431 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were $131,516,268 and $150,860,960, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2014, is reported under Investment Income on the Statement of Operations.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year ended December 31, 2014
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2014
$17,443	$45,773	$3,128,046

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2014:

Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
9,795,085	64,282,115	(67,151,332)	6,925,868	$6,925,868

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2014 was as follows:

	2013	2014
Distributions paid from:
Ordinary income	$1,762,746	$6,700,936
Net long-term capital gains	13,471,719	9,615,323
Total taxable distributions	$15,234,465	$16,316,259

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,071,149
Undistributed long-term capital gains	1,154,374
Total undistributed earnings	$2,225,523
Timing differences (Relating to REIT Adjustments)	$40,745
Unrealized gains — net	$11,830,179
Total accumulated gains — net	$14,096,447

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$102,618,615
Gross unrealized gain	17,261,307
Gross unrealized loss	(5,431,128)
Net unrealized security gain	$11,830,179

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

8.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $52,644 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and result primarily from the differences in the tax treatment of real estate investment trust investments and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,123,938	$16,714,665	1,027,098	$15,552,232
Reinvestment of distributions	960,144	12,808,316	822,995	12,081,568
Shares redeemed	(2,080,842)	(31,192,672)	(1,870,005)	(27,808,623)
	3,240	(1,669,691)	(19,912)	(174,823)
Service Shares
Shares sold	16,602	260,295	14,725	210,825
Reinvestment of distributions	264,351	3,507,943	215,804	3,152,897
Shares redeemed	(263,368)	(3,942,824)	(293,595)	(4,419,070)
	17,585	(174,586)	(63,066)	(1,055,348)
NET DECREASE	20,825	$(1,844,277)	(82,978)	$(1,230,171)

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund (“formerly known as the Goldman Sachs Structured Small Cap Equity Fund”):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) (“formerly known as the Goldman Sachs Structured Small Cap Equity Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2014 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$1,029.00		$4.19
Hypothetical 5% return	1,000	1,021.07	+	4.18
Service
Actual	1,000	1,027.80		5.47
Hypothetical 5% return	1,000	1,019.81	+	5.45

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.82% and 1.07% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER, and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2014, 16.20% of the dividends paid from net investment company taxable income by the Small Cap Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Equity Insights Fund designates $9,615,323 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr. Diana M. Daniels	Scott M. McHugh, Principal Financial Officer and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, 2013 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insights Fund.

© 2015 Goldman Sachs. All rights reserved.

VITSCAR-15/153847.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 13.64% and 13.38%, respectively. These returns compare to the 13.05% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index fell 0.25% in December 2014, but finished the fourth calendar quarter up 4.93% and gained 13.69% during the Reporting Period as a whole, as it posted its third consecutive year of broad double-digit gains.

Diverging global economies, strong merger and acquisition activity, weakening oil prices and declining U.S. interest rates were major themes affecting U.S. equities throughout 2014. The U.S. economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. U.S. equity market volatility picked up during the second half of 2014 from exceptionally low levels mid-year, but the S&P 500® Index had no more than three consecutive down days during 2014, a feat not seen since 1928.

For the Reporting Period overall, nine of the ten sectors within the S&P 500® Index were up. Merger and acquisition activity rose to its highest annual level since 2007 largely due to transactions within the information technology and health care sectors, which handily outperformed the broader market. The top-weighted information technology sector was also the largest positive contributor (weight times performance) to S&P 500® Index returns. Given the unexpected decline in U.S. interest rates, real estate investment trusts (“REITs”) and the utilities sector also outperformed the broader market during the Reporting Period. Conversely, the energy sector underperformed most during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices. Telecommunication services also performed poorly during the year as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap and mid-cap stocks, as measured by the Russell 1000® Index and the Russell Midcap® Index, respectively, gaining most and almost exactly in line with each other. Following at some distance were small-cap stocks, as measured by the Russell 2000® Index. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth-oriented stocks outperformed value-oriented stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s modest outperformance relative to the Russell Index during the Reporting Period can be attributed primarily to stock selection overall.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the information technology, financials, materials and consumer staples sectors. Partially offsetting such positive contributors was stock selection in the consumer discretionary, industrials and energy sectors, which detracted.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in specialty coffee and coffeemaker company Keurig Green Mountain, specialty retailer L Brands and pharmaceuticals company Regeneron Pharmaceuticals.

Specialty coffee and coffeemaker company Keurig Green Mountain was the top contributor to the Fund’s performance during the Reporting Period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company also benefited from exposure to the Starbucks, Dunkin, Folgers and Costco brands. Further, shareholders approved the company’s official name change to Keurig Green Mountain from Green Mountain Coffee Roasters, recognizing the value that Keurig has brought to the overall franchise and creating a powerful corporate identity. Following the stock’s strong performance, we trimmed the Fund’s position in Keurig Green Mountain during the Reporting Period, taking profits.

L Brands was a top contributor to the Fund’s relative performance during the Reporting Period. The company reported strong third quarter 2014 results and raised its fiscal year earnings guidance in November 2014. Strong comparable store sales growth at both Victoria’s Secret and Bath & Body Works, combined with margin expansion, drove L Brands’ upside performance. At the end of the Reporting Period, we believed L Brands was well positioned for long-term growth based upon three key initiatives — Victoria’s Secret U.S. square footage growth, international expansion and operating margin expansion through supply chain improvements that should reduce lead times and allow stores to stay lean and reduce markdowns.

Regeneron Pharmaceuticals was a strong performer during the Reporting Period, with its share price gaining after the company reported in July 2014 that is flagship drug, Eylea, was approved by the Food and Drug Administration (“FDA”) for the treatment of diabetic macular edema. While we believe Eylea should be well received by the market, we viewed this as an opportunity to take profits and consolidate positioning into higher conviction opportunities. We thus exited the Fund’s position in Regeneron Pharmaceuticals.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in energy services company Halliburton, online retailer Amazon and global clothing manufacturer PVH.

The sell-off in oil prices weighed on the energy sector broadly, and shares of Halliburton, a new purchase for the Fund during the Reporting Period, were no exception. While we acknowledge the near-term volatility of oil prices, we continue to believe Halliburton is a high quality company, well positioned to be a strong performer over the long term. During the Reporting Period, Halliburton announced its intention to purchase oilfield services competitor Baker Hughes. This transaction would create the second-largest oilfield services company globally. We believe the deal will be accretive for Halliburton, which is anticipated to primarily benefit from Baker Hughes’ strong technology presence in North America and from an estimated $2 billion in cost synergies by the end of 2017. At the end of the Reporting Period, we believed shares of Halliburton were attractively valued and the company was well positioned to benefit from its leadership position in North America. Additionally, we were positive on Halliburton’s efficiency program in North America, which supports additional margin improvement, in our view.

Amazon, the world’s largest online retailer, was a top detractor from returns during the Reporting Period. Its shares declined following the company’s first quarter earnings release and soft guidance due to increased spending levels. However, we believed its long-term growth story remained on track. Indeed, Amazon’s revenues accelerated in the first quarter of 2014 driven by both international growth and Amazon Web Services (“AWS”). Also, importantly, gross margins were better than expected. At the end of the Reporting Period, we continued to believe Amazon would maintain its dominant market share in the online retail market. We also believed the company has compelling opportunities for revenue growth driven by new category and geographic expansion and strength in AWS. In addition, the company has indicated a potential increase in the annual membership fee for Amazon Prime, which could drive revenue growth and, in our view, further boost confidence in the loyalty of Amazon’s customer base.

PVH detracted from the Fund’s relative returns during the Reporting Period. While no specific data points were released to indicate a reason for the share price decline, we believe its shares were challenged by fears of a slowdown in apparel spending in the U.S. and on concerns around potential weakness in European retail sales. However, at the end of the Reporting Period, we believed PVH remains a high quality growth company that has an attractive opportunity to expand its Tommy Hilfiger and Calvin Klein brands globally. In addition, we believe the company should continue to benefit from its Warnaco (a textile/clothing corporation) acquisition, as, in our view, it optimizes the Calvin Klein brand and realizes greater efficiencies.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Comcast, the largest broadcasting and cable company in the world. We believe Comcast should trade at a premium valuation to its cable peers due to its unique content assets, which make it a structurally higher growth company. In addition, we believe the market was underappreciating, at the time of the Fund’s purchase, the positive momentum in the business as NBC, owned by Comcast, has historically surpassed CBS as the number one broadcast network and, during the Reporting Period, reported positive net video gains after years of losing subscribers. Finally, Comcast has agreed to merge with Time Warner Cable in a deal worth more than $45 billion, though the deal had not yet closed at the end of 2014. Should the deal come to fruition, we believe it would create operating efficiencies and economies of scale. It would also add several metropolitan areas to Comcast’s portfolio, such as New York City and Los Angeles. Lastly, in our view, Comcast was trading at the end of the Reporting Period at an attractive valuation for a company with a strong brand and what we consider to be solid long-term growth prospects.

We initiated a Fund position in professional networking website LinkedIn. We believe LinkedIn is one of the fastest growing and most open-ended opportunities in the Internet industry. The company has been a disruptive force in the recruitment industry and has what we view as an unmatched value proposition with limited competition. The company is seeking to expand its addressable market and its user base beyond the white collar professional. LinkedIn also continues to add new and premium services to drive growth and deepen user engagement. Additionally, the company has, we believe, a significant advertising revenue opportunity. We initiated the Fund’s position as the stock pulled back, and even while the stock may not have appeared inexpensive on a number of valuation metrics, we believe its valuation was reasonable relative to its rapid growth rate and versus other rapidly growing technology companies at a similar stage in its life cycle.

During the Reporting Period, we added a Fund position in Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally. We believe Mylan is a high quality franchise that operates in segments of the generics market with high barriers to entry and that its management team is comprised of solid operators. The company has above-average profitability and, in our view, underappreciated growth potential. We expect Mylan to deliver better than expected revenue growth over the next couple of years with continued margin expansion. Ultimately, the catalyst for us initiating the position was that we believe the market is significantly undervaluing the growth potential of Mylan, and we believe consensus estimates are too low. In other words, we believed shares of Mylan presented a compelling risk/reward opportunity at the time of purchase.

In addition to those sales already mentioned, we sold the Fund’s position in leading discount retailer Dollar General during the Reporting Period. Our conviction in the stock was tested by the company’s weakening fundamentals and growth outlook as well as by ongoing uncertainty around its acquisition of Family Dollar. As a result, we decided to sell the position and pursue higher conviction ideas.

We exited the Fund’s position in Schlumberger during the Reporting Period. The stock had performed well, and we decided to sell out of the Fund’s position to help fund other higher conviction opportunities in the energy sector.

We exited the Fund’s position in FedEx during the Reporting Period. While we continue to believe in the strength of FedEx’s business, the stock has historically been a strong performer since we initiated the position and thus we took the opportunity to take profits and reallocate the assets into names with what we considered to have more attractive risk/reward profiles.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, consumer discretionary and information technology increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in health care, energy, telecommunication services, materials and industrials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2014, the Fund had overweighted positions relative to the Russell Index in the financials, consumer staples and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

industrials, materials and energy and was rather neutrally weighted to the Russell Index in information technology and health care. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

We believe many of the trends that drove equities higher in 2014 — a slowly improving global economy, increased growth spending and rising corporate earnings — may well continue to influence equity returns in 2015. In addition, diverging central bank policies, U.S. dollar strength and a dramatic drop in commodity prices, notably oil, appear to be shaping up as macro themes that may also drive equities in the coming year. We believe that equity returns will once again look attractive when compared to the low expected returns for bonds, cash and commodities.

Indeed, in our view, improving global economic growth, led by the U.S., should be a tailwind for equities and support further earnings growth, which we expect to be the main driver of higher prices. While there is a case for possible multiple expansion, we are not counting on re-rating to drive stocks higher. (Re-rating is when the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower.) We believe “animal spirits” (or the human emotion that drives consumer confidence) will continue to drive the bull market, supported by healthy merger and acquisition activity and capital expenditure expansion. Companies in the information technology and health care sectors may still benefit from these trends, but stock prices have already risen in these sectors, which may limit upside and compel us to look to other areas of the market, such as financials.

U.S. shale oil production has increased to the point where a dip in global demand has sent oil prices sharply lower. While energy stocks were hard hit during 2014, we are beginning to look for opportunities to invest, given what we view as a wide range of individual company prospects. Similarly, we are actively considering which other industries and economies may benefit from lower oil prices and which ones might be negatively impacted.

For much of 2014, there were a number of factors hindering global consumption, despite our bullish long-term view on the consumer. At the end of the Reporting Period, however, we saw lower oil prices as a possible, if not probable, catalyst to spur consumption. A consumer comeback in the U.S. is particularly meaningful to U.S. Gross Domestic Product (“GDP”) and could therefore have global implications because of the size of the U.S. economy. Yet, at the end of the Reporting Period, the U.S. stock market appeared to already reflect some of this positive scenario, while European stock markets appeared to reflect dire sentiment on Europe. We believe European corporate earnings could benefit from improving U.S. consumption and therein may lie the investment opportunity. In addition, both the euro and yen depreciated meaningfully against the U.S. dollar in 2014, and we expect these currencies to remain relatively weak, which should, we believe, benefit exports in both countries and contribute to corporate earnings growth.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Strategic Growth Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	13.64%	14.23%	7.49%	5.36%	4/30/98
Service	13.38	13.95	N/A	7.41	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.85%
Service	1.06	1.10

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/143

Holding	% of Net Assets	Line of Business
Apple, Inc.	5.7%	Technology Hardware & Equipment
Costco Wholesale Corp.	2.6	Food & Staples Retailing
American Tower Corp. (REIT)	2.4	Real Estate
Oracle Corp.	2.3	Software & Services
Amazon.com, Inc.	2.2	Retailing
Equinix, Inc.	2.1	Software & Services
NIKE, Inc. Class B	2.1	Consumer Durables & Apparel
QUALCOMM, Inc.	2.1	Technology Hardware & Equipment
EMC Corp.	2.0	Technology Hardware & Equipment
Honeywell International, Inc.	2.0	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 1998)	13.64%	14.23%	7.49%	5.36%
Service (Commenced January 9, 2006)	13.38%	13.95%	N/A	7.41%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 99.5%
Automobiles & Components – 0.7%
64,480	BorgWarner, Inc.	$3,543,176

Banks – 1.5%
40,590	Citigroup, Inc.	2,196,325
100,324	First Republic Bank	5,228,887

		7,425,212

Capital Goods – 8.3%
21,355	Cummins, Inc.	3,078,751
85,972	Danaher Corp.	7,368,660
103,440	Honeywell International, Inc.	10,335,725
56,811	Ingersoll-Rand PLC	3,601,249
38,050	Precision Castparts Corp.	9,165,484
63,617	Sensata Technologies Holding NV*	3,334,167
23,425	W.W. Grainger, Inc.	5,970,798

		42,854,834

Consumer Durables & Apparel – 4.2%
111,179	NIKE, Inc. Class B	10,689,861
56,117	PVH Corp.	7,192,516
114,342	Toll Brothers, Inc.*	3,918,500

		21,800,877

Consumer Services – 3.8%
77,681	Las Vegas Sands Corp.	4,517,927
82,929	Starbucks Corp.	6,804,324
112,593	Yum! Brands, Inc.	8,202,400

		19,524,651

Diversified Financials – 2.7%
42,362	Intercontinental Exchange, Inc.	9,289,563
209,922	Navient Corp.	4,536,414

		13,825,977

Energy – 3.5%
69,391	Anadarko Petroleum Corp.	5,724,758
58,657	Cameron International Corp.*	2,929,917
151,698	Halliburton Co.	5,966,282
22,955	Pioneer Natural Resources Co.	3,416,852

		18,037,809

Food & Staples Retailing – 5.6%
95,892	Costco Wholesale Corp.	13,592,691
68,212	Walgreens Boots Alliance, Inc.	5,197,754
194,875	Whole Foods Market, Inc.	9,825,598

		28,616,043

Food, Beverage & Tobacco – 5.7%
49,575	Coca-Cola Enterprises, Inc.	2,192,206
18,210	Keurig Green Mountain, Inc.	2,410,913
61,412	McCormick & Co., Inc.	4,562,912
189,677	The Coca-Cola Co.	8,008,163
119,182	The Hain Celestial Group, Inc.*	6,947,119
50,366	The Hershey Co.	5,234,538

		29,355,851

Common Stocks – (continued)
Health Care Equipment & Services – 3.9%
139,357	Abbott Laboratories	$6,273,852
92,921	Cerner Corp.*	6,008,272
38,385	McKesson Corp.	7,967,958

		20,250,082

Household & Personal Products – 1.2%
87,505	Colgate-Palmolive Co.	6,054,471

Materials – 1.9%
37,858	Airgas, Inc.	4,360,484
19,769	The Sherwin-Williams Co.	5,200,038

		9,560,522

Media – 4.5%
161,546	Comcast Corp. Class A	9,371,284
76,052	Discovery Communications, Inc. Class A*	2,619,991
76,053	Discovery Communications, Inc. Class C*	2,564,507
222,862	Twenty-First Century Fox, Inc. Class A	8,559,015

		23,114,797

Pharmaceuticals, Biotechnology & Life Sciences – 10.2%
101,236	AbbVie, Inc.	6,624,884
16,797	Actavis PLC*	4,323,716
80,916	Agilent Technologies, Inc.	3,312,701
44,208	Amgen, Inc.	7,041,892
19,480	Biogen Idec, Inc.*	6,612,486
73,057	Celgene Corp.*	8,172,156
49,360	Gilead Sciences, Inc.*	4,652,673
155,819	Mylan, Inc.*	8,783,517
14,953	Shire PLC ADR	3,178,111

		52,702,136

Real Estate – 4.1%
127,257	American Tower Corp. (REIT)	12,579,355
253,173	CBRE Group, Inc. Class A*	8,671,175

		21,250,530

Retailing – 7.3%
37,044	Amazon.com, Inc.*	11,496,605
83,172	L Brands, Inc.	7,198,537
10,423	Netflix, Inc.*	3,560,601
65,270	The Home Depot, Inc.	6,851,392
7,308	The Priceline Group, Inc.*	8,332,655

		37,439,790

Software & Services – 19.1%
32,658	Alibaba Group Holding Ltd. ADR*	3,394,473
105,286	eBay, Inc.*	5,908,650
47,323	Equinix, Inc.	10,729,544
130,060	Facebook, Inc. Class A*	10,147,281
34,506	FleetCor Technologies, Inc.*	5,131,387
17,826	Google, Inc. Class A*	9,459,545

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
17,827	Google, Inc. Class C*	$9,384,133
24,871	International Business Machines Corp.	3,990,303
39,607	LinkedIn Corp. Class A*	9,098,124
158,263	Microsoft Corp.	7,351,316
264,051	Oracle Corp.	11,874,374
83,360	ServiceNow, Inc.*	5,655,976
23,768	Visa, Inc. Class A	6,231,970

		98,357,076

Technology Hardware & Equipment – 10.0%
265,033	Apple, Inc.	29,254,343
349,688	EMC Corp.	10,399,721
40,446	Keysight Technologies, Inc.*	1,365,861
143,455	QUALCOMM, Inc.	10,663,010

		51,682,935

Transportation – 1.3%
54,990	Kansas City Southern	6,710,430

TOTAL INVESTMENTS – 99.5%
(Cost $406,641,926)		$512,107,199

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		2,573,866

NET ASSETS – 100.0%		$514,681,065

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $406,641,926)	$512,107,199
Cash	4,475,627
Receivables:
Dividends	178,018
Fund shares sold	50,844
Reimbursement from investment adviser	8,591
Other assets	15,125
Total assets	516,835,404

Liabilities:
Payables:
Investments purchased	1,117,371
Fund shares redeemed	540,191
Management fees	311,682
Distribution and Service fees and Transfer Agent fees	92,793
Accrued expenses	92,302
Total liabilities	2,154,339

Net Assets:
Paid-in capital	399,912,178
Undistributed net investment income	297,250
Accumulated net realized gain	9,006,364
Net unrealized gain	105,465,273
NET ASSETS	$514,681,065
Net Assets:
Institutional	$119,934,176
Service	394,746,889
Total Net Assets	$514,681,065
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	7,422,046
Service	24,478,316
Net asset value, offering and redemption price per share:
Institutional	$16.16
Service	16.13

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:
Dividends (net of foreign taxes withheld of $10,547)	$5,876,419

Expenses:
Management fees	3,801,511
Distribution and Service fees — Service Class	965,712
Transfer Agent fees(a)	101,365
Professional fees	75,723
Printing and mailing costs	69,657
Custody, accounting and administrative services	58,222
Trustee fees	24,176
Other	84,734
Total expenses	5,181,100
Less — expense reductions	(212,399)
Net expenses	4,968,701
NET INVESTMENT INCOME	907,718

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $15,917)	81,439,469
Net change in unrealized loss on investments	(18,833,285)
Net realized and unrealized gain	62,606,184
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,513,902

(a) Institutional and Service Shares had Transfer Agent fees of $24,114 and $77,251, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$907,718	$745,084
Net realized gain	81,439,469	97,831,625
Net change in unrealized gain (loss)	(18,833,285)	31,169,880
Net increase in net assets resulting from operations	63,513,902	129,746,589

Distributions to shareholders:
From net investment income
Institutional Shares	(434,364)	(449,137)
Service Shares	(456,398)	(569,206)
From net realized gains
Institutional Shares	(22,539,042)	(4,219,342)
Service Shares	(73,827,385)	(13,559,994)
Total distributions to shareholders	(97,257,189)	(18,797,679)

From share transactions:
Proceeds from sales of shares	20,904,256	32,225,990
Reinvestment of distributions	97,257,189	18,797,679
Cost of shares redeemed	(83,176,257)	(58,717,338)
Net increase (decrease) in net assets resulting from share transactions	34,985,188	(7,693,669)
TOTAL INCREASE	1,241,901	103,255,241

Net assets:

Beginning of year	513,439,164	410,183,923
End of year	$514,681,065	$513,439,164
Undistributed net investment income	$297,250	$280,294

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$17.64	$0.07		$2.24	$2.31	$(0.07)	$(3.72)	$(3.79)	$16.16	13.64%	$119,934	0.79%	0.81%	0.37%		48%
2014 - Service	17.61	0.02		2.24	2.26	(0.02)	(3.72)	(3.74)	16.13	13.38	394,747	1.04	1.08	0.12		48
2013 - Institutional	13.86	0.06		4.42	4.48	(0.07)	(0.63)	(0.70)	17.64	32.42	122,220	0.80	0.84	0.35		66
2013 - Service	13.85	0.02		4.40	4.42	(0.03)	(0.63)	(0.66)	17.61	32.00	391,219	1.05	1.09	0.10		66
2012 - Institutional	11.64	0.10	(d)	2.21	2.31	(0.09)	—	(0.09)	13.86	19.83	106,119	0.80	0.84	0.79	(d)	42
2012 - Service	11.63	0.07	(d)	2.21	2.28	(0.06)	—	(0.06)	13.85	19.57	304,065	1.05	1.09	0.56	(d)	42
2011 - Institutional	12.01	0.06		(0.37)	(0.31)	(0.06)	—	(0.06)	11.64	(2.62)	102,018	0.83	0.85	0.47		35
2011 - Service	12.00	0.03		(0.37)	(0.34)	(0.03)	—	(0.03)	11.63	(2.86)	246,208	1.08	1.10	0.23		35
2010 - Institutional	10.89	0.05		1.12	1.17	(0.05)	—	(0.05)	12.01	10.74	120,027	0.86	0.86	0.49		38
2010 - Service	10.88	0.03		1.11	1.14	(0.02)	—	(0.02)	12.00	10.50	238,353	1.11	1.11	0.24		38

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.27% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a) North America	$512,107,199	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2014, GSAM waived $202,750 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2014, GSAM reimbursed $6,632 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expenses” limitation described above. For the fiscal year ended December 31, 2014, custody fee credits were $3,017.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2014

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $951 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were $244,501,021 and $304,755,568, respectively.

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2014 was as follows:

	2013	2014
Distributions paid from:
Ordinary income	$1,018,343	$15,942,732
Net long-term capital gains	17,779,336	81,314,457
Total taxable distributions	$18,797,679	$97,257,189

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$297,250
Undistributed long-term capital gains	9,858,338
Total undistributed earnings	$10,155,588
Timing differences (Post October Loss Deferral)	(808,865)
Unrealized gains — net	105,422,164
Total accumulated gains — net	$114,768,887

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$406,685,035
Gross unrealized gain	113,589,692
Gross unrealized loss	(8,167,528)
Net unrealized security gain	$105,422,164

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

6.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2014

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	355,839	$6,506,630	295,816	$4,655,407
Reinvestment of distributions	1,456,779	22,973,406	270,323	4,668,479
Shares redeemed	(1,319,775)	(24,281,424)	(1,290,904)	(20,366,601)
	492,843	5,198,612	(724,765)	(11,042,715)
Service Shares
Shares sold	771,692	14,397,626	1,828,667	27,570,583
Reinvestment of distributions	4,719,427	74,283,783	819,559	14,129,200
Shares redeemed	(3,229,668)	(58,894,833)	(2,392,516)	(38,350,737)
	2,261,451	29,786,576	255,710	3,349,046
NET INCREASE (DECREASE)	2,754,294	$34,985,188	(469,055)	$(7,693,669)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic Growth Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2014 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$1,085.90		$4.15
Hypothetical 5% return	1,000	1,021.22	+	4.02
Service
Actual	1,000	1,085.10		5.47
Hypothetical 5% return	1,000	1,019.96	+	5.30

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.79% and 1.04% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2014, 34.93% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Growth Fund designates $81,314,457 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

©2015 Goldman Sachs. All rights reserved.

VITGRWAR-15/153848.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Income Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly, through loan assignments, or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the period since its inception on April 14, 2014 through December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Advisor, Institutional and Service Shares generated cumulative total returns of -0.79%, -0.51% and -0.70%, respectively. These returns compare to the 0.17% cumulative total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Fund during the Reporting Period?

When the Reporting Period started in April 2014, spread, or non-U.S. Treasury, sectors performed well, as intermediate-term and longer-term yields fell. The Federal Reserve (the “Fed”) reduced its quantitative easing asset purchases and maintained its hawkish stance, wherein it had dropped the threshold of 6.5% unemployment as a condition for raising interest rates. The U.S. announced first quarter 2014 Gross Domestic Product (“GDP”) growth had contracted by 2.9%, but second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first calendar quarter contraction might have been due to inclement winter weather and that economic growth could accelerate in the second quarter of 2014. In the Eurozone, during June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending.

After a strong start, spread sectors generally declined during the third calendar quarter, as geopolitical tensions surrounding Russia and the Middle East weighed on risk sentiment. Global economic divergence was also a major theme. U.S. data remained generally strong, suggesting an above-trend pace of growth, leading the Fed to shift up its forecasts for the future path of interest rates. Meanwhile, the ECB implemented further easing measures in the form of rate cuts, targeted long-term refinancing operations and asset purchase programs, as a result of persistently low inflation and weaker economic data.

Spread sector weakness persisted into the fourth quarter of 2014, as falling oil prices heightened market volatility and sparked a flight to quality. At the same time, the theme of economic divergence continued. In the U.S., economic conditions improved, leading the Fed to end its quantitative easing asset purchase program, as planned, in October 2014. Meanwhile, soft economic data in the Eurozone and Japan resulted in further monetary easing by their central banks.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Our duration strategy detracted most from results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our government/swaps strategy and our municipal bond strategy also dampened returns.

On the positive side, our currency, country and corporate credit strategies added to performance. Within our currency strategy, the Fund benefited from an overweighted position in the U.S. dollar and an underweight in the Swiss franc, primarily relative to emerging markets currencies, which were volatile toward the end of the Reporting Period on slower global economic growth and increasing divergence in central bank monetary policy. Within our country strategy, an overweight in European peripheral nations, specifically Italy and Spain, versus developed European countries was advantageous as market expectations for easy monetary policy from the ECB encouraged yield hunting activity in the peripheral nations’ markets. Allocation decisions within our corporate credit strategy helped most.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

What fixed income market sectors most significantly affected Fund performance?

Issue selection within the government/swaps sector detracted from performance, driven mainly by the Fund’s positions in longer-maturity securities. Within the municipal bond sector, the Fund was hampered by its issue selection of Puerto Rican municipal debt.

Conversely, the Fund benefited from an overweighted position in select high yield corporate bonds.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The combined effect of the Fund’s tactical duration and yield curve positioning detracted from performance during the Reporting Period. Because we believed accelerating economic growth would pressure interest rates higher, the Fund held a short duration position on the U.S. Treasury yield curve, which hurt results as rates fell during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating) and interest rate swaps to manage exposure to fluctuations in interest rates.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. During the Reporting Period, the Fund’s positioning remained fairly consistent, with the major themes being short duration, an emphasis on growth-sensitive assets and interest rate volatility. That said, we reduced the Fund’s overweight in high yield corporate bonds on strong second calendar quarter performance, subsequently increasing the overweight after high yield corporate bond spreads widened. During the fourth calendar quarter, we meaningfully increased the Fund’s exposure to investment grade corporate bonds and high yield corporate bonds.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Fund’s duration was less than one year, as we had reduced short positions, particularly in the U.S., during the last five months of 2014. In terms of sector positioning, the Fund was overweight investment grade corporate bonds and high yield corporate bonds at the end of the Reporting Period. We maintained the Fund’s exposure to other fixed income sectors and at the end of the Reporting Period, the Fund was overweight non-agency mortgage-backed securities and held a relatively neutral position in emerging markets debt.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected the evolving theme of global economic divergence to reach a pivotal point in 2015, as markets react to contrasting economic growth and monetary policy drivers. In our view, U.S. economic growth will likely accelerate in 2015, which is, in turn, likely to trigger the first interest rate hike since the financial crisis. We believe robust economic growth and labor market indicators may well persuade the Fed to look through any short-term softness in inflation. A rate hike is likely in June 2015, in our opinion, though it may be delayed until September 2015. In contrast, the central banks of the next-largest economies are likely to remain firmly in easing mode as a result of continued economic weakness. That said, we believe a modest pickup in economic growth is likely in the Eurozone and Japan, despite persistent disinflationary pressures. In China, we believe monetary and fiscal stimulus should keep economic growth close to 7%.

Lower oil prices are, in our view, a tailwind for global economic growth. Many of the largest economies are net importers, and we think the savings they gain should more than offset the negative impact on oil exporters. The drop in oil prices has also pushed down global inflation, though we believe the impact is likely to be temporary.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

At the end of the Reporting Period, we believed riskier fixed income asset classes were still supported by low inflation, strong U.S. economic growth, and monetary stimulus outside the U.S. We continue to monitor how the drop in oil prices may affect high yield securities, but at the end of the Reporting Period, we saw some attractive opportunities resulting from the decline in certain asset classes, particularly within currencies and the emerging markets.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Index Definitions

The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Strategic Income Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	Since Inception	Inception Date
Institutional	-0.51%	4/14/14
Service	-0.70	4/14/14
Advisor	-0.79	4/14/14

[1]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.87%	1.17%
Service	1.12	1.42
Advisor	1.27	1.57

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on April 14, 2014 (commencement of the Fund’s operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service and Advisor Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 14, 2014 through December 31, 2014.

Cumulative Total Return through December 31, 2014	Since Inception
Institutional (Commenced April 14, 2014)	-0.51%
Service (Commenced April 14, 2014)	-0.70%
Advisor (Commenced April 14, 2014)	-0.79%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

December 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – 11.2%
	Automobiles & Components – 0.1%
	General Motors Co.
	$25,000	5.200%	04/01/45	$26,563

	Banks(a)(b) – 2.9%
	ABN AMRO Bank NV
EUR	50,000	4.310	03/29/49	61,290
	Bank of America Corp. Series V
	$50,000	5.125	12/29/49	48,500
	Bank of America Corp. Series X
	25,000	6.250	09/29/49	24,750
	Bank of America Corp. Series Z
	25,000	6.500	10/29/49	25,500
	Bank of Scotland Capital Funding LP
GBP	50,000	6.059	03/29/49	78,758
	Citigroup Capital XIII
	$1,475	7.875	10/30/40	39,206
	Citigroup, Inc. Series M
	50,000	6.300	12/29/49	49,250
	KBC Groep NV
EUR	100,000	5.625	03/29/49	118,533
	Morgan Stanley Series I
	$1,136	6.375	12/31/49	28,752
	PNC Preferred Funding Trust II (c)
	100,000	1.463	03/29/49	94,000

				568,539

	Containers & Packaging(b) – 1.5%
	Berry Plastics Corp.
	50,000	9.750	01/15/21	55,875
	Beverage Packaging Holdings Luxembourg II SA(c)
	25,000	5.625	12/15/16	24,562
	Reynolds Group Issuer, Inc.
	100,000	7.875	08/15/19	105,500
	100,000	9.875	08/15/19	105,500

				291,437

	Energy – 0.8%
	Halcon Resources Corp.(b)
	100,000	8.875	05/15/21	75,250
	Kodiak Oil & Gas Corp.(b)
	50,000	8.125	12/01/19	51,000
	Petroleos de Venezuela SA
	20,000	6.000	05/16/24	7,550
	30,000	6.000	11/15/26	10,950
	20,000	5.375	04/12/27	7,150

				151,900

	Food & Beverage(b) – 0.8%
	Bumble Bee Holdings, Inc.(c)
	46,000	9.000	12/15/17	48,415
	50,000	9.625	03/15/18	52,500
	Post Holdings, Inc.
	50,000	7.375	02/15/22	50,250

				151,165

	Corporate Obligations – (continued)
	Food & Staples Retailing(b) – 0.6%
	1011778 BC ULC(c)
	$50,000	6.000%	04/01/22	$51,250
	BI-LO LLC(c)
	50,000	9.375	09/15/18	37,625
	Walgreens Boots Alliance, Inc.
	25,000	4.800	11/18/44	26,440

				115,315

	Media – 1.4%
	21st Century Fox America, Inc.(b)(c)
	25,000	3.700	09/15/24	25,757
	25,000	4.750	09/15/44	27,315
	CCO Holdings LLC(b)
	50,000	7.000	01/15/19	51,937
	Comcast Corp.
	25,000	4.650	07/15/42	27,054
	NBCUniversal Media LLC
	25,000	4.450	01/15/43	26,551
	Univision Communications, Inc.(b)(c)
	100,000	8.500	05/15/21	106,500

				265,114

	Pipelines – 0.5%
	Sabine Pass LNG LP
	100,000	7.500	11/30/16	104,500

	Retailing(b) – 0.3%
	Amazon.com, Inc.
	25,000	3.800	12/05/24	25,583
	The Men’s Wearhouse, Inc.(c)
	25,000	7.000	07/01/22	25,500

				51,083

	Software & Services – 0.6%
	First Data Corp.(b)(c)
	100,000	8.875	08/15/20	107,500

	Wireless Telecommunications – 0.8%
	Intelsat Jackson Holdings SA(b)
	50,000	7.250	04/01/19	52,125
	Sprint Corp.
	100,000	7.875	09/15/23	98,750

				150,875

	Wirelines Telecommunications – 0.9%
	Level 3 Financing, Inc.(b)
	60,000	8.625	07/15/20	64,950
	Verizon Communications, Inc.
	25,000	5.150	09/15/23	27,629
	50,000	6.550	09/15/43	63,956
	Verizon Communications, Inc.(c)
	25,000	4.862	08/21/46	25,760

				182,295

	TOTAL CORPORATE OBLIGATIONS
	(Cost $2,252,495)			$2,166,286

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – 14.3%
	Adjustable Rate Non-Agency(a) – 1.9%
	Alternative Loan Trust Series 2005-51, Class 2A1(b)
	$74,655	0.465%	11/20/35	$61,217
	Alternative Loan Trust Series 2006-HY11, Class A1(b)
	79,724	0.290	06/25/36	66,140
	CHL Mortgage Pass-Through Trust Series 2006-OA5, Class 1A1(b)
	54,343	0.370	04/25/46	44,252
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	53,351	0.309	07/25/47	45,491
	IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1(b)
	65,073	2.562	09/25/36	55,477
	JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A(b)
	52,996	0.330	10/25/36	42,337
	Lehman XS Trust Series 2005-7N, Class 1A1A(b)
	57,489	0.439	12/25/35	50,547

				365,461

	Collateralized Mortgage Obligations – 6.6%
	Agency Multi-Family(b) – 4.8%
	FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
	400,000	2.373	05/25/22	397,440
	FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
	500,000	3.320	02/25/23	526,487

				923,927

	Regular Floater(a) – 1.6%
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	70,495	0.379	09/20/66	82,477
	Alternative Loan Trust Series 2005-36, Class 2A1A(b)
	$96,748	0.479	08/25/35	73,122
	Connecticut Avenue Securities Series 2014-C03, Class 1M1(b)
	17,979	1.370	07/25/24	17,782
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(b)
	167,567	0.340	11/25/36	70,068
	Paragon Mortgages No. 13 PLC Series 13X, Class A2B(b)
EUR	57,345	0.322	01/15/39	64,592

				308,041

	Sequential Fixed Rate – 0.2%
	Residential Accredit Loans, Inc. Trust Series 2007-QS1, Class 2A5(b)
	$59,385	6.000	01/25/37	48,887

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$1,280,855

	Mortgage-Backed Obligations – (continued)
	Federal Agencies – 5.8%
	FNMA – 5.8%
	$220,035	6.000%	08/01/36	$249,121
	224,490	6.000	09/01/36	254,410
	555,475	6.000	12/01/36	629,383

				1,132,914

	TOTAL FEDERAL AGENCIES			$1,132,914

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $2,772,231)			$2,779,230

	Asset-Backed Securities – 12.8%
	Collateralized Loan Obligations(a)(c) – 11.2%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A
	$180,002	0.882%	11/01/18	$178,720
	Acis CLO Ltd. Series 2014-4A, Class ACOM
	150,000	1.713	05/01/26	146,490
	Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A
	250,000	1.732	07/28/26	247,649
	Hildene CLO II Ltd. Series 2014-2A, Class A
	250,000	1.681	07/19/26	246,583
	MidOcean Credit CLO Series 2014-3A, Class A
	250,000	1.690	07/21/26	247,180
	Ocean Trails CLO IV Series 2013-4A, Class A
	250,000	1.533	08/13/25	246,089
	OFSI Fund V Ltd. Series 2014-7A, Class ACOM
	100,000	1.872	10/18/26	98,010
	Regatta IV Funding Ltd. Series 2014-1A, Class ACOM
	250,000	1.744	07/25/26	245,400
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM
	250,000	1.691	07/15/26	243,325
	Wasatch Ltd. Series 2006-1A, Class A1B
	276,673	0.473	11/14/22	268,867

				2,168,313

	Home Equity(b) – 1.6%
	Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3(a)
	100,000	0.569	01/25/36	81,996
	Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2
	15,961	4.184	12/25/35	16,144
	Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3
	25,000	5.749	12/25/35	23,759
	Lehman XS Trust Series 2007-3, Class 1BA2(a)
	56,814	0.824	03/25/37	38,316
	Saxon Asset Securities Trust Series 2007-2, Class A2C(a)
	98,026	0.650	05/25/47	70,680

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – (continued)
	Home Equity(b) – (continued)
	Structured Asset Securities Corp. Mortgage Loan Trust 2005-NC2 Series 2005-NC2, Class M4(a)
	$100,000	0.640%	05/25/35	$81,766

				312,661

	TOTAL ASSET-BACKED SECURITIES
	(Cost $2,492,096)			$2,480,974

	Foreign Debt Obligations – 22.0%
	Sovereign – 22.0%
	Argentine Republic Government International Bond(d)
	$577,000	0.000%	12/15/35	$42,121
	Brazilian Government International Bond
BRL	74,000	0.000 (d)	01/01/16	24,629
	239,000	6.000	08/15/50	219,419
	Bundesrepublik Deutschland
EUR	210,000	2.000	08/15/23	288,603
	Dominican Republic International Bond(c)
	$100,000	7.450	04/30/44	109,500
	Italy Buoni Poliennali Del Tesoro
EUR	80,000	1.150	05/15/17	97,975
	110,000	4.500	02/01/18	148,479
	199,381	2.350	09/15/19	260,441
	100,000	4.750	09/01/21	147,252
	240,000	5.500	11/01/22	373,446
	50,000	4.500	05/01/23	73,741
	80,000	3.750	09/01/24	112,960
	80,000	2.500	12/01/24	102,132
	40,000	5.000	09/01/40	63,908
	Mexico Government International Bond(d)
MXN	1,211,180	0.000	01/15/15	81,916
	1,128,910	0.000	01/29/15	76,186
	600,720	0.000	02/05/15	40,557
	234,590	0.000	02/19/15	15,820
	554,310	0.000	03/05/15	37,339
	2,493,900	0.000	03/12/15	168,122
	2,558,700	0.000	03/19/15	172,180
	650,890	0.000	03/26/15	43,835
	2,332,480	0.000	04/01/15	156,783
	Mexico Government International Bond Series M 10
	1,733,000	7.750	12/14/17	128,449
	Russia Government Bond
	$65,500	7.500	03/31/30	67,989
	Spain Government Bond
EUR	80,000	2.100	04/30/17	100,374
	100,000	0.500	10/31/17	120,728
	210,000	4.500	01/31/18	283,958
	110,000	5.900	07/30/26	187,389
	Spain Government Bond(c)
	20,000	5.400	01/31/23	31,649
	120,000	4.400	10/31/23	179,628
	80,000	2.750	10/31/24	106,766

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Spain Government Inflation Linked Bond(c)
EUR	120,235	0.550%	11/30/19	$146,565
	Venezuela Government International Bond
	$30,000	8.250	10/13/24	13,200
	40,000	7.650	04/21/25	17,300
	20,000	9.250	05/07/28	8,900
	10,000	7.000	03/31/38	4,125

				4,254,364

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $4,410,693)			$4,254,364

	Municipal Debt Obligations – 2.4%
	Puerto Rico – 2.4%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A
	$5,000	6.000%	07/01/44	$3,539
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	10,000	5.750	07/01/37	7,124
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	5,000	5.000	07/01/33	3,440
	5,000	5.125	07/01/37	3,346
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	265,000	8.000	07/01/35	230,900
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A
	10,000	5.500	07/01/32	7,229
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2009 B
	10,000	6.000	07/01/39	7,337
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
	20,000	5.500	08/01/28	15,848
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
	45,000	6.000	08/01/42	33,929
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
	5,000	5.500	08/01/37	3,644
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
	20,000	5.375	08/01/39	14,001
	25,000	5.500	08/01/42	17,768
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
	10,000	5.375	08/01/38	7,041
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
	25,000	5.250	08/01/41	17,412
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1
	120,000	5.000	08/01/43	79,973

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A(e)
$15,000	0.000%	08/01/32	$11,408

			463,939

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $475,181)			$463,939

Bank Loan Obligations – 4.0%
Aerospace/Defense – 0.1%
Transdigm, Inc.
$24,937	3.750%	06/04/21	$24,459

Building Materials – 0.1%
HD Supply, Inc.
24,936	4.000	06/28/18	24,666

Consumer Services – 0.4%
Burger King Worldwide, Inc.
75,000	0.000	12/31/15	74,678

Energy – 0.4%
Magnum Hunter Resources Corp.
74,813	8.500	10/22/19	72,942

Environmental – 0.3%
ADS Waste Holdings, Inc.
49,449	3.750	10/09/19	47,919

Food & Beverage – 0.2%
Diamond Foods, Inc.
24,937	4.250	08/20/18	24,688
HJ Heinz Co.(a)
21,648	3.500	06/05/20	21,490

			46,178

Healthcare – 0.7%
Community Health Systems, Inc.
49,874	4.250	01/27/21	49,698
HCA, Inc.
49,874	3.005	05/01/18	49,383
MPH Acquisition Holdings LLC
24,038	3.750	03/31/21	23,329

			122,410

Lodging – 0.2%
Hilton Worldwide LLC
48,077	3.500	10/26/20	47,456

Media – 0.6%
Checkout Holding Corp.
24,937	4.500	04/09/21	23,675
Clear Channel Communications, Inc.
98,444	3.819	01/29/16	97,312

			120,987

Bank Loan Obligations – (continued)
Restaurants – 0.1%
Seminole Hard Rock Entertainment, Inc.
$24,937	3.500%	05/14/20	$24,002

Retailing – 0.1%
Burlington Coat Factory Warehouse Corp.
24,938	4.250	08/13/21	24,579

Software & Services – 0.2%
Bright Horizons Family Solutions, Inc.
24,936	3.750	01/30/20	24,516
Sabre GLBL, Inc.
24,936	4.000	02/19/19	24,455

			48,971

Technology Hardware & Equipment – 0.3%
Avago Technologies Ltd.
49,875	3.750	05/06/21	49,646

Wireless Telecommunications – 0.3%
Intelsat Jackson Holdings SA
50,000	3.750	06/30/19	49,187

TOTAL BANK LOAN OBLIGATIONS
(Cost $780,674)			$778,080

U.S. Treasury Obligations – 30.4%
United States Treasury Bonds
$100,000	3.625%	08/15/43	$117,680
300,000	3.750	11/15/43	360,831
200,000	3.375	05/15/44	225,304
United States Treasury Inflation Indexed Bonds
101,329	0.125	04/15/19	100,363
United States Treasury Inflation-Protected Securities
109,561	0.500	04/15/15	108,122
104,903	0.125	01/15/22	102,264
101,877	1.375	02/15/44	115,806
United States Treasury Notes
600,000	1.750	09/30/19	603,234
600,000	1.500	11/30/19	596,112
500,000	1.625	12/31/19	499,260
400,000	2.000	10/31/21	400,920
400,000	2.500	05/15/24	411,780
2,200,000	2.375	08/15/24	2,239,358

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,741,084)			$5,881,034

TOTAL INVESTMENTS – 97.1%
(Cost $18,924,454)			$18,803,907

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%			559,003

NET ASSETS – 100.0%			$19,362,910

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,369,105, which represents approximately 17.4% of net assets as of December 31, 2014.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Zero coupon bond until next reset date.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
CD KSDA	—Certificates of Deposit by the Korean Securities Dealers Association
EURIBOR	—Euro Interbank Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Renminbi
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America, N.A.	EUR/HUF	03/18/15	$60,543	$510
	GBP/USD	01/09/15	108,087	263
	IDR/USD	01/20/15	26,202	1,402
	JPY/USD	03/18/15	31,360	360
	NOK/EUR	03/18/15	30,300	28
	NZD/USD	03/18/15	62,354	15
	USD/AUD	03/18/15	121,821	2,784
	USD/CHF	03/18/15	359,361	5,876
	USD/COP	01/09/15	38,448	2,782
	USD/EUR	03/18/15	216,742	6,440
	USD/JPY	03/18/15	123,987	1,013
	USD/NZD	03/18/15	95,743	793
Barclays Bank PLC	CAD/USD	03/18/15	63,102	102
	CNH/USD	03/18/15	63,833	252
	EUR/PLN	03/18/15	61,753	719
	GBP/EUR	03/18/15	126,157	1,439
	JPY/USD	03/18/15	31,202	202
	NOK/EUR	03/18/15	32,082	1,811
	USD/AUD	03/18/15	115,591	5,943
	USD/CNH	03/18/15	124,060	940
	USD/EUR	03/18/15	66,199	1,845
	USD/MYR	01/09/15	18,775	42
	USD/SEK	02/12/15	57,689	1,460
	USD/SGD	03/18/15	59,300	1,224
	USD/ZAR	03/18/15	30,462	538
BNP Paribas SA	EUR/NOK	03/18/15	60,543	2,050
	GBP/EUR	03/18/15	248,877	3,074
	MYR/USD	01/20/15	31,046	46
	USD/CHF	03/18/15	197,017	5,363
	USD/EUR	03/18/15	184,049	3,934
	USD/JPY	03/18/15	154,873	2,127
Citibank, N.A.	NZD/USD	01/08/15	45,660	211
	USD/BRL	01/13/15	28,224	587
	USD/BRL	01/15/15	31,081	427
	USD/BRL	01/23/15	263,940	11,989
	USD/CAD	03/18/15	153,479	2,521
	USD/CHF	03/18/15	200,622	3,424
	USD/CNH	03/18/15	101,421	790
	USD/EUR	01/28/15	2,563,820	53,494
	USD/GBP	01/09/15	188,620	1,118

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank, N.A. (continued)	USD/JPY	01/15/15	$66,852	$248
	USD/JPY	03/18/15	184,213	3,787
	USD/MYR	01/09/15	31,161	151
	USD/RUB	01/26/15	25,820	3,180
	ZAR/USD	03/18/15	31,636	136
Deutsche Bank AG	BRL/USD	01/09/15	32,251	1,251
	CNH/USD	03/18/15	358,860	1,240
	EUR/HUF	03/18/15	36,340	332
	IDR/USD	01/20/15	32,707	1,707
	JPY/USD	03/18/15	63,020	20
	MXN/USD	03/18/15	63,148	148
	NOK/EUR	03/18/15	125,663	4,577
	USD/AUD	03/18/15	153,495	1,690
	USD/CNH	03/18/15	492,778	3,380
	USD/EUR	03/18/15	228,843	6,450
	USD/MXN	01/20/15	536,044	12,493
	USD/MXN	03/18/15	220,341	531
	USD/MYR	01/09/15	93,534	1,466
	USD/SGD	03/18/15	183,232	2,058
	USD/TRY	03/18/15	29,591	1,409
	USD/ZAR	03/18/15	95,461	2,253
Morgan Stanley Co., Inc.	BRL/USD	01/09/15	31,920	920
	BRL/USD	01/15/15	64,084	1,084
	RUB/USD	01/20/15	100,315	5,815
	USD/BRL	01/09/15	30,474	526
	USD/BRL	01/15/15	31,378	122
	USD/EUR	03/18/15	30,271	973
	USD/RUB	01/20/15	24,568	432
	USD/TRY	03/18/15	121,711	3,289
	ZAR/USD	03/18/15	31,480	480
Royal Bank of Canada	BRL/USD	01/09/15	65,022	2,022
	BRL/USD	01/16/15	253,508	1,508
	CAD/USD	03/18/15	63,030	30
	USD/BRL	01/09/15	89,770	2,793
	USD/BRL	01/12/15	31,120	380
	USD/CAD	03/18/15	214,733	4,267
	USD/MXN	01/29/15	75,800	7,065
	USD/MYR	01/09/15	26,532	124
Royal Bank of Scotland	AUD/USD	03/18/15	62,535	46
	USD/AUD	03/18/15	118,573	5,332
	USD/JPY	03/18/15	125,211	789
	USD/MXN	01/20/15	323,127	14,649

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
State Street Bank	CAD/CHF	03/18/15	$52,017	$448
	JPY/EUR	03/18/15	127,962	3,244
	USD/CAD	03/18/15	174,735	3,340
	USD/CHF	03/18/15	157,009	4,366
	USD/CNH	03/18/15	101,961	803
	USD/JPY	03/18/15	125,041	959
	USD/MXN	03/18/15	61,028	1,972
	USD/NZD	03/18/15	91,184	365
UBS AG	BRL/USD	01/16/15	14,053	53
	BRL/USD	01/26/15	32,606	606
	CNH/USD	03/18/15	64,283	283
	EUR/NOK	03/18/15	60,543	1,992
	NZD/USD	03/18/15	125,482	722
	USD/BRL	01/09/15	59,736	1,936
	USD/BRL	01/13/15	30,521	479
	USD/BRL	01/15/15	61,899	1,311
	USD/BRL	01/16/15	91,539	3,010
	USD/BRL	01/23/15	31,943	57
	USD/CAD	03/18/15	122,340	2,660
	USD/CHF	03/18/15	220,893	5,418
	USD/CNH	03/18/15	214,732	1,540
	USD/COP	01/09/15	54,786	1,534
	USD/PLN	03/18/15	60,814	3,251
	USD/ZAR	03/18/15	30,781	219
	ZAR/USD	03/18/15	31,369	369
Westpac Banking Corp.	NZD/USD	03/18/15	62,741	116
	USD/AUD	03/18/15	30,049	1,033
	USD/EUR	01/28/15	733,982	18,356
	USD/EUR	03/18/15	372,062	6,782
	USD/SGD	03/18/15	63,188	1,387
TOTAL				$299,702

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America, N.A.	COP/USD	01/09/15	$61,364	$(1,635)
	EUR/USD	03/18/15	121,691	(3,544)
	NZD/USD	03/18/15	61,192	(575)
	USD/IDR	01/20/15	31,784	(784)
	USD/NZD	03/18/15	280,226	(3,998)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	AUD/USD	03/18/15	$52,789	$(711)
	CHF/USD	03/18/15	94,305	(695)
	EUR/GBP	03/18/15	126,320	(775)
	HUF/USD	03/18/15	59,419	(3,824)
	JPY/USD	03/18/15	61,795	(1,205)
	MYR/USD	01/20/15	62,954	(46)
	USD/IDR	01/20/15	25,867	(867)
	USD/PHP	01/13/15	34,066	(137)
BNP Paribas SA	EUR/JPY	03/18/15	61,753	(1,335)
	EUR/USD	03/18/15	437,930	(7,772)
	HUF/USD	03/18/15	64,056	(4,057)
	JPY/USD	03/18/15	278,482	(3,518)
	NOK/USD	03/18/15	48,113	(4,604)
	USD/GBP	03/18/15	127,731	(469)
Citibank, N.A.	AUD/USD	03/18/15	115,591	(6,014)
	CAD/USD	03/18/15	177,458	(5,541)
	EUR/NOK	03/18/15	60,543	(1,544)
	EUR/USD	01/28/15	38,730	(1,340)
	EUR/USD	03/18/15	306,346	(7,176)
	INR/USD	01/12/15	34,531	(552)
	JPY/USD	03/18/15	62,413	(587)
	NOK/EUR	03/18/15	29,698	(573)
	TRY/USD	03/18/15	64,875	(2,813)
	USD/IDR	01/16/15	31,375	(375)
Deutsche Bank AG	CNH/USD	03/18/15	156,874	(126)
	EUR/NOK	03/18/15	31,482	(86)
	EUR/USD	03/18/15	126,303	(427)
	HUF/USD	03/18/15	59,293	(3,374)
	MXN/USD	03/18/15	93,763	(237)
	MYR/USD	01/20/15	30,977	(23)
	PLN/EUR	03/18/15	60,055	(1,698)
	PLN/USD	03/18/15	59,518	(3,482)
	RUB/USD	01/26/15	23,821	(7,179)
	USD/CLP	01/09/15	31,240	(240)
	USD/IDR	01/20/15	32,030	(1,030)
	USD/KRW	01/09/15	31,546	(546)
	USD/KRW	01/15/15	62,532	(532)
	USD/PHP	01/12/15	25,736	(174)
	USD/TRY	03/18/15	63,419	(1,419)
	ZAR/USD	03/18/15	60,945	(2,829)
Merrill Lynch & Co., Inc.	TRY/USD	03/18/15	82,857	(3,250)
Morgan Stanley Co., Inc.	INR/USD	01/27/15	61,968	(1,032)
	JPY/USD	03/18/15	62,102	(898)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc. (continued)	TRY/USD	03/18/15	$61,659	$(2,527)
	USD/BRL	01/16/15	62,842	(842)
	USD/RUB	01/20/15	37,422	(1,772)
Royal Bank of Canada	CAD/USD	03/18/15	185,933	(3,067)
	JPY/USD	03/18/15	62,431	(569)
	MXN/USD	03/18/15	58,488	(3,042)
	TRY/USD	03/18/15	58,861	(2,193)
Royal Bank of Scotland	EUR/USD	03/18/15	30,271	(819)
	INR/USD	01/15/15	116,781	(2,115)
	INR/USD	01/27/15	61,216	(1,284)
	USD/TRY	03/18/15	50,077	(1,077)
State Street Bank	GBP/USD	03/18/15	125,480	(635)
	JPY/USD	01/15/15	53,332	(207)
	MXN/USD	03/18/15	206,854	(2,855)
UBS AG	CAD/USD	03/18/15	178,330	(5,733)
	CLP/USD	01/09/15	59,828	(1,068)
	EUR/JPY	03/18/15	30,877	(703)
	EUR/NOK	03/18/15	31,482	(168)
	EUR/USD	01/28/15	75,691	(1,080)
	TRY/USD	03/18/15	60,274	(2,633)
Westpac Banking Corp.	EUR/USD	01/28/15	36,620	(1,022)
	NZD/USD	03/18/15	52,672	(56)
	SEK/USD	02/12/15	29,721	(650)
	USD/NZD	01/08/15	31,255	(153)
	USD/NZD	03/18/15	151,646	(1,015)
TOTAL				$(132,933)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	12	June 2015	$2,986,950	$686
90 Day Eurodollar	6	September 2015	1,490,250	725
Euro-OAT Future	(3)	March 2015	(534,431)	(8,116)
U.S. Long Bond	(1)	March 2015	(144,563)	360
U.S. Ultra Long Treasury Bonds	(4)	March 2015	(660,750)	(16,769)
2 Year U.S. Treasury Notes	(8)	March 2015	(1,748,750)	2,643
5 Year U.S. Treasury Notes	7	March 2015	832,508	1,387
10 Year U.S. Treasury Notes	(7)	March 2015	(887,578)	2,377
TOTAL				$(16,707)

SWAP CONTRACTS — At December 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$1,675	5.000%	12/20/19	3.557%	$72,970	$33,895
CDX North America Investment Grade Index	3,600	1.000	12/20/19	0.661	60,186	(1,282)
TOTAL					$133,156	$32,613

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2014	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America, N.A.	People’s Republic of China, 7.500%, 10/28/27	$180	(1.000)%	06/20/19	0.720%	$(1,021)	$(1,270)
		30	(1.000)	06/20/19	0.720	(178)	(204)
JPMorgan Chase Bank, N.A.	People’s Republic of China, 7.500%, 10/28/27	50	(1.000)	06/20/19	0.720	(307)	(330)
		1,200	(1.000)	06/20/19	0.720	(5,064)	(10,215)
TOTAL						$(6,570)	$(12,019)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$1,600	(a)	08/04/17	3 Month LIBOR	2.195%	$(2,502)	$(3,065)
GBP	570	(a)	09/12/17	6 Month LIBOR	2.250	1,260	(8,349)
	$300	(a)	03/18/18	3 Month LIBOR	1.500	(988)	395
PLN	90		06/17/19	3.048%	6 Month WIBOR	471	1,156
	90		06/17/19	6 Month WIBOR	3.045	—	(1,623)
AUD	550		12/17/19	6 Month BBR	3.750	(7,030)	(15,938)
NZD	710		12/17/19	4.500	3 Month BBR	(1,503)	14,988
EUR	280	(a)	03/18/20	0.750	6 Month EURIBOR	5,726	490
	$3,240	(a)	03/18/20	3 Month LIBOR	2.250	(71,485)	12,578
	2,200	(a)	08/04/21	3.025	3 Month LIBOR	24,880	35,553
GBP	570	(a)	09/12/21	2.680	6 Month LIBOR	(7,400)	41,274
EUR	110	(a)	03/18/22	6 Month EURIBOR	1.250	(5,477)	(908)
JPY	100,430	(a)	03/18/22	6 Month LIBOR	0.500	(7,307)	(1,737)
	$3,600	(a)	03/18/22	3 Month LIBOR	2.500	(112,842)	23,769
AUD	790	(a)	09/17/24	4.500	6 Month BBR	4,262	18,258
GBP	490	(a)	09/17/24	6 Month LIBOR	3.250	(10,920)	(23,997)
EUR	790	(a)	12/18/24	6 Month EURIBOR	2.000	951	(34,795)
GBP	580	(a)	12/18/24	3.250	6 Month LIBOR	4,970	35,393
AUD	560	(a)	03/18/25	3.500	6 Month BBR	4,999	8,374
CAD	1,020	(a)	03/18/25	2.500	3 Month BA	3,365	11,574
EUR	730	(a)	03/18/25	6 Month EURIBOR	1.500	(44,939)	(11,990)
GBP	630	(a)	03/18/25	6 Month LIBOR	3.000	(78,347)	(24,993)
	$260	(a)	03/18/25	3 Month LIBOR	3.000	(16,189)	767
	1,200	(a)	08/04/26	3 Month LIBOR	3.409	(29,252)	(47,667)
GBP	310	(a)	09/12/26	6 Month LIBOR	2.980	4,830	(42,509)
	$2,700	(a)	03/18/30	3 Month LIBOR	3.250	(261,901)	22,054
EUR	20	(a)	03/18/45	6 Month EURIBOR	2.250	(4,461)	(342)
GBP	330	(a)	03/18/45	6 Month LIBOR	3.250	(81,561)	(37,443)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	39,650	(a)	03/18/45	1.500	6 Month LIBOR	$(420)	$13,894
	$200	(a)	03/18/45	3.500	3 Month LIBOR	31,098	1,670
	TOTAL					$(657,712)	$(13,169)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2014.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged

Counterparty	Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(b)
Bank of America, N.A.	KRW	290,710	11/04/17	2.060%	3 Month CD KSDA	$(292)
		693,840	08/06/24	3 Month CD KSDA	2.970%	(30,275)
Deutsche Bank AG	KRW	142,230	10/06/17	2.245	3 Month CD KSDA	494
		209,280	10/15/17	2.253	3 Month CD KSDA	799
		173,640	11/04/17	2.075	3 Month CD KSDA	(105)
TOTAL						$(29,379)

(b)	Unrealized gain (loss) is equal to the market value of contracts.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $18,924,454)	$18,803,907
Cash	70,013
Foreign currencies, at value (cost $89,998 )	90,350
Receivables:
Collateral on certain derivative contracts(a)	518,649
Unrealized gain on forward foreign currency exchange contracts	299,702
Interest	144,082
Investments sold	100,000
Unrealized gain on swap contracts	1,293
Deferred offering costs	41,397
Total assets	20,069,393

Liabilities:
Payables:
Investments purchased	345,435
Unrealized loss on forward foreign currency exchange contracts	132,933
Amounts owed to affiliates	44,725
Unrealized loss on swap contracts	42,691
Variation margin on certain derivative contracts	19,728
Management fees	9,764
Upfront payments received on swap contracts	6,570
Distribution and Service fees and Transfer Agent fees	717
Accrued expenses and other liabilities	103,920
Total liabilities	706,483

Net Assets:
Paid-in capital	19,939,522
Undistributed net investment income	62,465
Accumulated net realized loss	(642,010)
Net unrealized gain	2,933
NET ASSETS	$19,362,910
Net Assets:
Institutional	$18,179,501
Service	9,930
Advisor	1,173,479
Total Net Assets	$19,362,910
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	1,874,039
Service	1,024
Advisor	121,148
Net asset value, offering and redemption price per share:
Institutional	$9.70
Service	9.70
Advisor	9.69

(a) Segregated for initial margin of $35,504 on futures contracts and $483,145 on swaps transactions.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Operations

For the Period Ended December 31, 2014(a)

Investment income:

Interest	$281,496

Expenses:
Offering costs	103,892
Professional fees	98,929
Management fees	80,459
Custody, accounting and administrative services	44,763
Printing and mailing costs	27,021
Trustee fees	14,813
Organization costs	12,000
Transfer Agent fees(b)	2,686
Distribution and Service fees(b)	1,414
Other	6,671
Total expenses	392,648
Less — expense reductions	(275,899)
Net expenses	116,749
NET INVESTMENT INCOME	164,747

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(19,817)
Futures contracts	(168,734)
Swap contracts	(678,258)
Forward foreign currency exchange contracts	655,911
Foreign currency transactions	(69,687)
Net change in unrealized gain (loss) on:
Investments	(120,547)
Futures contracts	(16,707)
Swap contracts	(21,954)
Forward foreign currency exchange contracts	166,769
Foreign currency translation	(4,628)
Net realized and unrealized loss	(277,652)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(112,905)

(a) Commenced operations on April 14, 2014.

(b) Class specific Distribution and Service and Transfer Agent fees were as follows:

Distribution and Service Fees		Transfer Agent Fees
Service	Advisor	Institutional	Service	Advisor
$18	$1,396	$2,610	$3	$73

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Changes in Net Assets

For the Period Ended December 31, 2014(a)

From operations:
Net investment income	$164,747
Net realized loss	(280,585)
Net change in unrealized gain	2,933
Net decrease in net assets resulting from operations	(112,905)

Distributions to shareholders:
From net investment income:
Institutional Shares	(454,918)
Service Shares	(229)
Advisor Shares	(23,752)
Total distributions to shareholders	(478,899)

From share transactions:
Proceeds from sales of shares	20,054,257
Reinvestment of distributions	478,899
Cost of shares redeemed	(578,442)
Net increase in net assets resulting from share transactions	19,954,714
TOTAL INCREASE	19,362,910

Net assets:

Beginning of period	—
End of period	$19,362,910
Undistributed net investment income	$62,465

(a) Commenced operations on April 14, 2014.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 14, 2014)	$10.00	$0.09	$(0.14)	$(0.05)	$(0.25)	$9.70	(0.51)%	$18,180	0.86	%(d)	2.77	%(d)	1.23	%(d)	157%
2014 - Service (Commenced April 14, 2014)	10.00	0.07	(0.14)	(0.07)	(0.23)	9.70	(0.70)	10	1.13	(d)	3.05	(d)	0.96	(d)	157
2014 - Advisor (Commenced April 14, 2014)	10.00	0.09	(0.17)	(0.08)	(0.23)	9.69	(0.79)	1,173	1.26	(d)	2.64	(d)	1.30	(d)	157

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Fund commenced operations on April 14, 2014.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into United States (“U.S.”) dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$67,958	$2,098,328	$—
Mortgage-Backed Obligations	—	2,779,230	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	5,881,034	—	—
Asset-Backed Securities	—	2,480,974	—
Foreign Debt Obligations	1,165,242	3,089,122	—
Municipal Debt Obligations	—	463,939	—
Bank Loan Obligations	—	705,138	72,942
Total	$7,114,234	$11,616,731	$72,942

Derivative Type
Assets(a)
Futures Contracts	$8,178	$—	$—
Forward Foreign Currency Exchange Contracts	—	299,702	—
Credit Default Swaps	—	33,895	—
Interest Rate Swaps	—	243,480	—
Total	$8,178	$577,077	$—
Liabilities(a)
Futures Contracts	$(24,885)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(132,933)	—
Credit Default Swaps	—	(13,301)	—
Interest Rate Swaps	—	(286,028)	—
Total	$(24,885)	$(432,262)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2014

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	$33,895(a)		Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	$(13,301	)(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	299,702		Payable for unrealized loss on forward foreign currency exchange contracts	(132,933)
Interest Rate	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	251,658	(a)	Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	(310,913	)(a)
Total		$585,255			$(457,147)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended December 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(16,141)	$20,594	5
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	655,911	166,769	285
Interest Rate	Net realized gain (loss) from future contracts and swap contracts/Net change in unrealized gain (loss) on future contracts and swap contracts	(830,851)	(59,255)	110
Total		$(191,081)	$128,108	400

(a)	Average number of contracts is based on the average of month end balances for the period ended December 31, 2014.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set off that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2014

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2014:

	Derivative Assets(1)	Derivative Liabilities(1)
Counterparty	Forwards	Forwards	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America, N.A.	$22,266	$(10,536)	$11,730	$—	$11,730
Barclays Bank PLC	16,517	(8,260)	8,257	—	8,257
BNP Paribas SA	16,594	(21,755)	(5,161)	—	(5,161)
Citibank, N.A.	82,063	(26,515)	55,548	—	55,548
Deutsche Bank AG	41,005	(23,402)	17,603	—	17,603
Merrill Lynch & Co., Inc.	—	(3,250)	(3,250)	—	(3,250)
Morgan Stanley Co., Inc.	13,641	(7,071)	6,570	—	6,570
Royal Bank of Canada	18,189	(8,871)	9,318	—	9,318
Royal Bank of Scotland	20,816	(5,295)	15,521	—	15,521
State Street Bank	15,497	(3,697)	11,800	—	11,800
UBS AG	25,440	(11,385)	14,055	—	14,055
Westpac Banking Corp.	27,674	(2,896)	24,778	—	24,778
Total	$299,702	$(132,933)	$166,769	$—	$166,769

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.60%	0.54%	0.51%	0.50%	0.49%	0.60%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.254%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the period ended December 31, 2014, GSAM reimbursed $274,033 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the period ended December 31, 2014, custody fee credits were $1,866.

As of December 31, 2014 the amounts owed to affiliates were $44,725 for over reimbursement of Other Expenses.

E.  Other Transactions with Affiliates — For the period ended December 31, 2014, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

As of December 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 98% of Institutional Class Shares and 100% of the Service Class Shares.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2014, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations
$25,040,615	$17,611,757	$18,334,988	$6,332,380

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2014

7.    TAX INFORMATION

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

2014
Distributions paid from ordinary income	$478,899

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$229,771
Capital loss carryforwards:
Perpetual short-term	(72,161)
Perpetual long-term	(82,759)
Total capital loss carryforwards	$(154,920)
Timing differences (Straddle Deferral/Post October Loss Deferral)	(504,736)
Unrealized losses — net	(146,727)
Total accumulated losses — net	$(576,612)

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$18,934,798
Gross unrealized gain	212,453
Gross unrealized loss	(343,344)
Unrealized security loss	(130,891)
Net unrealized loss on other investments	(15,836)
Net unrealized loss	$(146,727)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of swap transactions and inflation protected securities.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $15,192 of paid-in capital and $361,425 of accumulated investment gain/(loss) into undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses, differences in the tax treatment of swap transactions, foreign currency transactions and paydown gains and losses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable), and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2014

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended December 31, 2014(a)
	Shares	Dollars
Institutional Shares
Shares sold	1,827,210	$18,272,275
Reinvestment of distributions	46,920	454,918
Shares redeemed	(91)	(914)
	1,874,039	18,726,279
Service Shares
Shares sold	1,000	10,000
Reinvestment of distributions	24	229
	1,024	10,229
Advisor Shares
Shares sold	176,940	1,771,982
Reinvestment of distributions	2,459	23,752
Shares redeemed	(58,251)	(577,528)
	121,148	1,218,206
NET INCREASE	1,996,211	$19,954,714

(a)	Commenced operations on April 14, 2014.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic Income Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

39

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$992.60		$4.32
Hypothetical 5% return	1,000	1,020.87	+	4.38
Service
Actual	1,000	991.30		5.72
Hypothetical 5% return	1,000	1,019.46	+	5.80
Advisor
Actual	1,000	990.80		6.32
Hypothetical 5% return	1,000	1,018.85	+	6.41

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86%, 1.14% and 1.26% for the Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

43

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2014, 0.20% of the dividends paid from net investment company taxable income by the Strategic Income Fund qualify for the dividends received deduction available to corporations.

44

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr. Diana M. Daniels	Scott M. McHugh, Principal Financial Officer and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Income Fund.

© 2015 Goldman Sachs. All rights reserved.

VITSTIAR-15/153846.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -7.54% and -7.70%, respectively. These returns compare to the -4.90% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of -4.90% in U.S. dollar terms for the Reporting Period as a whole.

Diverging economies around the globe, U.S. dollar appreciation, strong merger and acquisition activity and weakening oil prices were major themes affecting international equities throughout 2014. The U.S. dollar appreciated against most major currencies, notably reducing returns of non-U.S. equities expressed in U.S. dollars. The U.S. dollar’s strength was a direct reflection of divergence in developed market economies that played out through the calendar year. Investors increasingly prepared for rising interest rates in the U.S., as its economic recovery accelerated. In Europe and Japan, however, Gross Domestic Product (“GDP”) growth disappointed. International equity markets anticipated further monetary policy easing from these regions’ respective central banks and reflected concern about the potential for deflation in Europe. On the positive side, merger and acquisition activity rose toward its prior 2007 peak and was particularly prominent in the information technology and health care sectors. However, only the health care and utilities sectors of the MSCI EAFE Index gained during the Reporting Period. The energy sector severely declined, as the international Brent crude oil price tumbled from a high of $115 per barrel in June 2014 to approximately $57 per barrel at the end of December 2014. The materials and industrials sectors, also weighed on by commodity prices pressures, were particularly weak as well.

For the Reporting Period overall, Denmark, Belgium, Singapore and Ireland were the best performing equity markets in the MSCI EAFE Index. China was the weakest equity market in the MSCI EAFE Index by a wide margin, followed at some distance by Germany, France and Italy, which also lost substantial ground.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were German sports apparel, footwear and equipment manufacturer Adidas, U.K. oil and gas exploration and production company Tullow Oil and Russian supermarket retailer Magnit.

Adidas detracted most from the Fund’s results during the Reporting Period, in part due to the significant currency headwind of a weak Russian ruble and Argentine peso, which led to weaker operating margins given Adidas’ exposure to these regions. For similar reason, tensions between Russia and Ukraine caused a sell-off in the company’s stock. However, at the end of the Reporting Period, we believed the company was well positioned to benefit from an increased focus on direct-to-consumer distribution driven by online expansion. We also continued to like the company’s underlying business and were beginning to see, we believe, a change in sales momentum across most geographies.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Tullow Oil detracted from Fund performance during the Reporting Period. Its shares fell due to declining oil prices, which dropped significantly through the second half of 2014. A new purchase for the Fund during the Reporting Period, we sold it by the end of the Reporting Period given what we viewed as a change in its prospects ahead.

Magnit detracted from Fund performance during the Reporting Period as well. Its underperformance relative to the MSCI EAFE Index is linked to the current state of Russia, which is dealing with a combination of geopolitical tensions and the significantly lower price of oil. The situation in Russia has caused inflation to rise, which despite strong sales in 2014, caused Magnit’s stock price to take a hit.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were U.K.-based biopharmaceutical company Shire, Sweden-based truck manufacturer Scania and Japanese-based manufacturing company of sanitary napkins and baby products Unicharm.

Shire was the top contributor to the Fund’s results. During the Reporting Period, Shire rejected an acquisition offer from U.S. pharmaceuticals company AbbVie, stating it felt the proposal undervalued the company. Shire has underlined its new target to double its sales by 2020, which is higher than previous market expectations. At the end of the Reporting Period, we believed Shire’s shares offered further upside both on a stand-alone basis if its Chief Executive Officer meets his targets and also as a potential acquisition target. At the same time, we recognized there could be downward pressure if AbbVie does not proceed with another formal offer. We thus decided to take profits and sell the Fund’s position in favor of other high conviction opportunities.

Scania was a top positive contributor to the Fund’s relative results during the Reporting Period. Its shares rose after Volkswagen announced it would make an offer for the remaining outstanding shares of Scania it does not already own. We decided to take profits and sell out of the Fund’s position in favor of other high conviction opportunities.

Unicharm was another top contributor to the Fund’s relative results. Strong momentum of sales and earnings, driven by margin improvement and growth of infant-related business in China, contributed significantly to the company’s returns in 2014.

Which equity market sectors most significantly affected Fund performance?

Security selection in the financials, utilities and energy sectors detracted most from the Fund’s relative results. Effective security selection within the health care, industrials and information technology sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were the U.K., Russia and Spain, where positioning overall hurt. The Fund’s effective stock selection in France and Sweden and exposure to India contributed most positively to the Fund’s returns relative to the MSCI EAFE Index.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Mitsubishi UFJ Financial Group, Intesa Sanpaolo and Nidec.

We initiated a Fund position in Japanese banking company Mitsubishi UFJ Financial Group because, in our view, the company’s earnings momentum and attractive valuation provided an opportunistic entry point. Furthermore, we believe the company is well positioned to protect its net profit better than its competitors, as it is supported by overseas companies, such as Morgan Stanley and Bank of Ayudhya, that are linked on its balance sheet.

We initiated a Fund position in Intesa SanPaolo, the largest bank in Italy. In our view, the bank is well capitalized with a solid balance sheet, as shown by the European Central Bank’s Asset Quality Review in October 2014. We believe Intesa SanPaolo’s strong balance sheet may allow the bank to grow by gaining market share over weaker domestic players and pay an attractive dividend to shareholders. Together, we believe these factors made a compelling investment proposition.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

We established a Fund position in Japanese comprehensive motor manufacturer Nidec. Nidec is the world’s leading manufacturer of small precision motors, mainly used in hard disc drives and optical disk drives. We expect its mid-term earnings growth to be led by its automotive and industrial motor business.

In addition to those sales already mentioned, we exited the Fund’s positions in HSBC, BNP Paribas and BP.

We sold the Fund’s position in U.K.-based diversified bank HSBC Holdings. While we think the business remains solid, regulatory pressures have been a drag on capital. We are also cautious on the increasing regulatory burden banks have been facing. In our view, such a regulatory environment may result in HSBC Holdings having to retain more capital, making it difficult for the bank to demonstrate profitability.

BNP Paribas was a strong contributor to the Fund’s results during the Reporting Period, as it announced profits before tax that were above expectations. However, after the announcement that it was under criminal investigation for violations of U.S. sanctions against Sudan, Cuba and Iran, we withdrew the Fund’s position. BNP Paribas was subsequently fined $9 billion.

We eliminated the Fund’s position in U.K-based energy company BP upon the court ruling that the company had been found guilty of gross negligence with respect to the Gulf of Mexico oil spill in 2010. The gross negligence ruling was unexpected by us and the market, as the vast majority of independent studies conducted in the lead-up to the trial had determined the oil spill was the result of a series of operational mistakes but not gross negligence. The ruling subjects BP to the possibility of a much higher fine under the Clean Water Act and was another indicator of BP not faring well in the litigation process surrounding the Gulf of Mexico spill. With the company consistently losing its legal battles with the claimants’ trust and the forthcoming trials with the Gulf Coast states still looming, we felt the risk of higher fines and penalties had become significantly higher.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2014, the Fund had greater weightings than the MSCI EAFE Index in the consumer staples and information technology sectors. The Fund had underweighted allocations to the consumer discretionary, financials, utilities and industrials sectors and was rather neutrally weighted to the MSCI EAFE Index in the materials, energy, health care and telecommunication services sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in Belgium, South Korea, Ireland, Sweden, Taiwan and India relative to the MSCI EAFE Index at the end of December 2014. The Fund had less exposure to the U.K., Hong Kong, Australia, Germany and the Netherlands than the MSCI EAFE Index at the end of the Reporting Period. On the same date, the Fund had rather neutral exposures to the remaining components of the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Edward Perkin, managing director and chief investment officer (“CIO”) of International and Emerging Markets Equity and a lead portfolio manager of the Fund, left the firm. Suneil Mahindru, current lead portfolio manager for the firm’s Global Equity Partners strategy, became the CIO of International Equity and was named a lead portfolio manager on the Fund with Alexis Deladerriere.

What is the Fund’s tactical view and strategy for the months ahead?

We believe many of the trends that drove equities higher in 2014 — a slowly improving global economy, increased growth spending and rising corporate earnings — may well continue to influence equity returns in 2015. In addition, diverging central bank policies, U.S. dollar strength and a dramatic drop in commodity prices, notably oil, appear to be shaping up as macro themes that may also drive equities in the coming year. We believe that equity returns will once again look attractive when compared to the low expected returns for bonds, cash and commodities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Indeed, in our view, improving global economic growth, led by the U.S., may be a tailwind for equities and support further earnings growth, which we expect to be the main driver of higher prices. While there is a case for possible multiple expansion, we are not counting on re-rating to drive stocks higher. (Re-rating is when the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower.) We believe “animal spirits” (or the human emotion that drives consumer confidence) will continue to drive the bull market, supported by healthy merger and acquisition activity and capital expenditure expansion. Companies in the information technology and health care sectors may still benefit from these trends, but stock prices have already risen in these sectors, which may limit upside potential and compel us to look to other areas of the market, such as financials.

U.S. shale oil production has increased to the point where a dip in global demand has sent oil prices sharply lower. While energy stocks were hard hit during 2014, we are seeking opportunities to invest, given what we view as a wide range of individual company prospects. Similarly, we are actively considering which other industries and economies may benefit from lower oil prices and which ones might be negatively impacted.

For much of 2014, there were a number of factors hindering global consumption, despite our bullish long-term view on the consumer. At the end of the Reporting Period, however, we saw lower oil prices as a possible, if not probable, catalyst to spur consumption. A consumer comeback in the U.S. is particularly meaningful to U.S. GDP and may therefore have global implications because of the size of the U.S. economy. Yet, at the end of the Reporting Period, the U.S. stock market appeared to already reflect some of this positive scenario, while European stock markets appeared to reflect dire sentiment on Europe. We believe European corporate earnings may benefit from improving U.S. consumption and therein may lie the investment opportunity. In addition, both the euro and yen depreciated meaningfully against the U.S. dollar in 2014, and we expect these currencies to remain relatively weak, which should, we believe, benefit exports in both countries and contribute to corporate earnings growth.

As always, we seek companies that we believe will generate long-term growth in today’s ever-changing market conditions.

5

FUND BASICS

Strategic International Equity Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-7.54%	5.47%	3.12%	3.60%	1/12/98
Service	-7.70	5.21	N/A	1.21	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.97%	1.08%
Service	1.22	1.33

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/143

Holding	% of Net Assets	Line of Business	Country
iShares MSCI Japan Fund	4.8%	Exchange Traded Fund	United States
Novartis AG (Registered)	4.4	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
iShares MSCI EAFE Fund	3.9	Exchange Traded Fund	United States
Vodafone Group PLC	3.0	Telecommunication Services	United Kingdom
Anheuser-Busch InBev NV	2.8	Food, Beverage & Tobacco	Belgium
Mitsubishi UFJ Financial Group, Inc.	2.5	Banks	Japan
Bayer AG (Registered)	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Computershare Ltd.	2.4	Software & Services	Australia
Novo Nordisk A/S Class B	2.4	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Total SA	2.3	Energy	France

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged, net, with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	-7.54%	5.47%	3.12%	3.60%
Service (Commenced January 9, 2006)	-7.70%	5.21%	N/A	1.21%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 89.2%
Australia – 5.6%
702,693	Aurizon Holdings Ltd. (Transportation)	$2,629,670
111,701	Australia & New Zealand Banking Group Ltd. (Banks)	2,906,456
428,579	Computershare Ltd. (Software & Services)	4,099,638

		9,635,764

Belgium – 3.9%
43,794	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	4,928,637
13,995	Solvay SA (Materials)	1,893,735

		6,822,372

China – 0.7%
305,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	1,255,877

Denmark – 2.3%
96,304	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,073,638

France – 9.3%
20,342	Air Liquide SA (Materials)	2,517,113
14,851	Air Liquide SA-Prime De Fidelite (Materials)*	1,837,658
77,188	Klepierre (REIT)	3,314,313
46,993	Safran SA (Capital Goods)	2,899,231
18,397	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,677,263
76,604	Total SA (Energy)	3,924,578

		16,170,156

Germany – 7.6%
20,113	Adidas AG (Consumer Durables & Apparel)	1,396,758
32,300	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,402,763
40,206	Beiersdorf AG (Household & Personal Products)	3,264,487
40,159	GEA Group AG (Capital Goods)	1,765,638
24,614	Leoni AG (Automobiles & Components)	1,453,918
12,823	Rocket Internet AG (Software & Services)*(a)	797,391

		13,080,955

India – 1.2%
121,076	Thermax Ltd. (Capital Goods)	2,048,831

Ireland – 2.5%
4,430,995	Bank of Ireland (Banks)*	1,660,409
37,587	Kerry Group PLC Class A (Food, Beverage & Tobacco)	2,596,742

		4,257,151

Common Stocks – (continued)
Italy – 3.0%
117,374	Banco Popolare SC (Banks)*	$1,412,214
1,281,722	Intesa Sanpaolo SpA (Banks)	3,718,151

		5,130,365

Japan – 15.4%
101,100	Credit Saison Co. Ltd. (Diversified Financials)	1,880,097
14,900	Disco Corp. (Semiconductors & Semiconductor Equipment)	1,191,740
94,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	2,606,408
31,600	KDDI Corp. (Telecommunication Services)	1,985,240
134,000	Kubota Corp. (Capital Goods)	1,944,980
801,800	Mitsubishi UFJ Financial Group, Inc. (Banks)	4,405,273
57,100	Nidec Corp. (Capital Goods)	3,687,841
50,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	2,030,377
375,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	1,071,019
359,600	Tokyu Fudosan Holdings Corp. (Real Estate)	2,495,016
137,400	Unicharm Corp. (Household & Personal Products)	3,293,354

		26,591,345

Netherlands – 2.9%
378,154	Aegon NV (Insurance)	2,842,195
67,754	Royal Dutch Shell PLC Class A (Energy)	2,261,146

		5,103,341

Russia – 0.8%
8,578	Magnit OJSC (Food & Staples Retailing)*	1,355,753

Singapore – 1.3%
150,921	DBS Group Holdings Ltd. (Banks)	2,336,457

South Korea – 2.3%
53,560	Hana Financial Group, Inc. (Banks)	1,551,220
51,918	Kia Motors Corp. (Automobiles & Components)*	2,466,935

		4,018,155

Spain – 4.4%
260,455	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,459,843
425,038	Banco Popular Espanol SA (Banks)	2,118,743
440,974	Iberdrola SA (Utilities)	2,972,493

		7,551,079

Sweden – 5.1%
61,187	Hennes & Mauritz AB Class B (Retailing)	2,542,015

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
81,339	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	$1,753,563
231,094	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	2,798,111
153,458	Volvo AB Class B (Capital Goods)	1,654,813

		8,748,502

Switzerland – 11.9%
68,974	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,732,713
53,305	Julius Baer Group Ltd. (Diversified Financials)*	2,433,800
81,226	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	7,533,182
8,945	Syngenta AG (Registered) (Materials)	2,877,228
177,692	UBS Group AG (Diversified Financials)*	3,054,472
52,426	Wolseley PLC (Capital Goods)	2,997,288

		20,628,683

Taiwan – 1.3%
161,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,340,526

United Kingdom – 7.7%
197,517	BG Group PLC (Energy)	2,643,113
194,080	Drax Group PLC (Utilities)	1,389,788
452,292	ITV PLC (Media)	1,508,718
55,912	Rio Tinto PLC (Materials)	2,577,378
1,506,812	Vodafone Group PLC (Telecommunication Services)	5,166,296

		13,285,293

TOTAL COMMON STOCKS
(Cost $157,654,713)		$154,434,243

Exchange Traded Funds – 8.8%
United States – 8.8%
112,300	iShares MSCI EAFE Fund	$6,832,332
745,778	iShares MSCI Japan Fund	8,382,545

TOTAL EXCHANGE TRADED FUNDS
(Cost $15,574,568)		15,214,877

Units	Description	Expiration Month	Value
Right – 0.0%
Spain – 0.0%
260,455	Banco Bilbao Vizcaya Argentaria SA (Banks)*	01/15	$24,898
(Cost $0)

TOTAL INVESTMENTS – 98.0%
(Cost $173,229,281)			$169,674,018

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			3,427,792

NET ASSETS – 100.0%			$173,101,810

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $797,391, which represents approximately 0.5% of net assets as of December 31, 2014.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $173,229,281)	$169,674,018
Cash	3,279,473
Foreign currencies, at value (cost $126,956)	119,347
Receivables:
Dividends	289,110
Foreign tax reclaims	217,364
Fund shares sold	1,987
Reimbursement from investment adviser	900
Other assets	6,480
Total assets	173,588,679

Liabilities:
Payables:
Management fees	126,243
Foreign capital gains taxes	117,690
Fund shares redeemed	110,569
Distribution and Service fees and Transfer Agent fees	30,439
Accrued expenses	101,928
Total liabilities	486,869

Net Assets:
Paid-in capital	264,037,460
Undistributed net investment income	496,785
Accumulated net realized loss	(87,759,075)
Net unrealized loss	(3,673,360)
NET ASSETS	$173,101,810
Net Assets:
Institutional	$46,871,371
Service	126,230,439
Total Net Assets	$173,101,810
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,061,368
Service	13,603,144
Net asset value, offering and redemption price per share:
Institutional	$9.26
Service	9.28

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:

Dividends (net of foreign taxes withheld of $551,215)	$9,269,055

Expenses:
Management fees	1,670,324
Distribution and Service fees — Service Class	356,397
Custody, accounting and administrative services	132,926
Professional fees	83,444
Printing and mailing costs	47,615
Transfer Agent fees(a)	39,298
Trustee fees	23,303
Other	45,718
Total expenses	2,399,025
Less — expense reductions	(103,303)
Net expenses	2,295,722
NET INVESTMENT INCOME	6,973,333

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	10,940,813
Foreign currency transactions	(83,551)
Net change in unrealized loss on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $88,412)	(32,387,721)
Foreign currency translation	(42,171)
Net realized and unrealized loss	(21,572,630)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,599,297)

(a) Institutional and Service Shares had Transfer Agent fees of $10,789 and $28,509, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$6,973,333	$3,017,499
Net realized gain	10,857,262	27,808,337
Net change in unrealized gain (loss)	(32,429,892)	12,681,334
Net increase (decrease) in net assets resulting from operations	(14,599,297)	43,507,170

Distributions to shareholders:
From net investment income
Institutional Shares	(1,864,061)	(1,024,417)
Service Shares	(4,656,225)	(2,275,071)
Total distributions to shareholders	(6,520,286)	(3,299,488)

From share transactions:
Proceeds from sales of shares	5,634,642	3,694,114
Reinvestment of distributions	6,520,286	3,299,488
Cost of shares redeemed	(29,633,821)	(31,622,722)
Net decrease in net assets resulting from share transactions	(17,478,893)	(24,629,120)
TOTAL INCREASE (DECREASE)	(38,598,476)	15,578,562

Net assets:

Beginning of year	211,700,286	196,121,724
End of year	$173,101,810	$211,700,286
Undistributed net investment income	$496,785	$156,567

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$10.43	$0.39	(d)	$(1.18)	$(0.79)	$(0.38)	$9.26	(7.54)%	$46,871	0.99%	1.04%	3.75	%(d)	74%
2014 - Service	10.44	0.36	(d)	(1.17)	(0.81)	(0.35)	9.28	(7.70)	126,230	1.24	1.29	3.47	(d)	74
2013 - Institutional	8.56	0.16		1.89	2.05	(0.18)	10.43	24.20	59,187	0.98	1.05	1.67		95
2013 - Service	8.57	0.13		1.90	2.03	(0.16)	10.44	23.73	152,513	1.23	1.30	1.42		95
2012 - Institutional	7.20	0.16		1.38	1.54	(0.18)	8.56	21.17	56,872	0.97	1.03	2.06		110
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	8.57	20.82	139,250	1.22	1.28	1.80		110
2011 - Institutional	8.82	0.26	(e)	(1.59)	(1.33)	(0.29)	7.20	(15.05)	55,954	0.99	1.04	3.03	(e)	143
2011 - Service	8.83	0.24	(e)	(1.58)	(1.34)	(0.27)	7.22	(15.16)	125,991	1.24	1.29	2.80	(e)	143
2010 - Institutional	8.11	0.11		0.73	0.84	(0.13)	8.82	10.36	77,558	1.02	1.05	1.38		112
2010 - Service	8.12	0.09		0.73	0.82	(0.11)	8.83	10.09	159,214	1.27	1.30	1.13		112

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2014

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$8,382,545	$39,946,944	$—
Australia and Oceania	—	9,635,764	—
Europe	—	104,876,433	—
North America	6,832,332	—	—
Total	15,214,877	154,459,141	—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

*	GSAMI has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through April 30, 2015 and prior to such date GSAMI may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waiver had been adjusted, if applicable. For the fiscal year ended December 31, 2014, GSAMI waived $78,604 of its management fee.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.104%. Prior to April 30, 2014 the Other Expense limitation for the Fund was 0.144%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAMI has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2014, GSAMI reimbursed $23,318 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2014, custody fee credits were $1,381.

E.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs did not earn brokerage commissions from portfolio transactions on behalf of the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were $143,024,298 and $162,784,143, respectively.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2014

6.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2014 was as follows:

	2013	2014
Distributions paid from ordinary income	$3,299,488	$6,520,286

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$559,235
Capital loss carryforwards(1)
Expiring 2016	(22,526,379)
Expiring 2017	(63,558,058)
Total capital loss carryforwards	$(86,084,437)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(1,445,542)
Unrealized losses — net	(3,964,906)
Total accumulated losses — net	$(90,935,650)

(1)	Expiration occurs on December 31 of the year indicated. The Fund utilized $12,077,645 of capital losses in the current fiscal year.

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$173,520,827
Gross unrealized gain	13,991,016
Gross unrealized loss	(17,837,825)
Unrealized security loss	(3,846,809)
Net unrealized loss on other investments	(118,097)
Net unrealized loss	$(3,964,906)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $112,829 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and results primarily from differences in the tax treatment of foreign currency transactions and underlying fund investments.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2014

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	62,023	$625,818	36,484	$345,686
Reinvestment of distributions	201,957	1,864,061	101,628	1,024,417
Shares redeemed	(878,847)	(9,090,883)	(1,109,096)	(10,490,500)
	(614,867)	(6,601,004)	(970,984)	(9,120,397)
Service Shares
Shares sold	491,901	5,008,824	355,851	3,348,428
Reinvestment of distributions	503,375	4,656,225	225,478	2,275,071
Shares redeemed	(1,994,697)	(20,542,938)	(2,227,421)	(21,132,222)
	(999,421)	(10,877,889)	(1,646,092)	(15,508,723)
NET DECREASE	(1,614,288)	$(17,478,893)	(2,617,076)	$(24,629,120)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic International Equity Fund (the “Fund”), a fund of Goldman Sachs Variable Insurance Trust, at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$897.90		$4.69
Hypothetical 5% return	1,000	1,020.27	+	4.99
Service
Actual	1,000	896.40		5.88
Hypothetical 5% return	1,000	1,019.00	+	6.26

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.98% and 1.23% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2014 tax year, the Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.4177 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2014 from foreign sources was 100%. The total amount of foreign taxes paid by the Fund was $0.0302 per share.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2015 Goldman Sachs. All rights reserved.

VITINTLAR-15/153849.MF.MED.TMPL/2/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund*

* Effective April 30, 2014, the Goldman Sachs Structured U.S. Equity Fund was renamed the Goldman Sachs U.S. Equity Insights Fund

Annual Report

December 31, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs U.S. Equity Insights Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Effective April 30, 2014, Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund was re-named Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 16.37% and 16.18%, respectively. These returns compare to the 13.69% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gave back 0.25% in December 2014, but finished the fourth calendar quarter up 4.93% and gained 13.69% during the Reporting Period as a whole, as it posted its third consecutive year of broad double-digit gains.

Diverging global economies, strong merger and acquisition activity, weakening oil prices and declining U.S. interest rates were major themes affecting U.S. equities throughout 2014. The U.S. economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. U.S. equity market volatility picked up during the second half of 2014 from exceptionally low levels mid-year, but the S&P 500® Index had no more than three consecutive down days during 2014, a feat not seen since 1928.

For the Reporting Period overall, nine of the ten sectors within the S&P 500® Index were up. Merger and acquisition activity rose to its highest annual level since 2007 largely due to transactions within the information technology and health care sectors, which handily outperformed the broader market. The top-weighted information technology sector was also the largest positive contributor (weight times performance) to S&P 500® Index returns. Given the unexpected decline in U.S. interest rates, real estate investment trusts (“REITs”) and the utilities sector also outperformed the broader market during the Reporting Period. Conversely, the energy sector underperformed most during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices. Telecommunication services also performed poorly during the year as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap and mid-cap stocks, as measured by the Russell 1000® Index and the Russell Midcap® Index, respectively, gaining most and almost exactly in line with each other. Following at some distance were small-cap stocks, as measured by the Russell 2000® Index. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth-oriented stocks outperformed value-oriented stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the S&P 500® Index during the Reporting Period. Our stock selection and quantitative model’s investment themes added to relative performance overall.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. The Quality theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed by Valuation, Momentum and Sentiment. The Quality theme assesses both firm and financial quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Fund’s Profitability and Management themes detracted. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of a company’s management.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the energy, information technology and consumer staples sectors made the biggest positive contribution to the Fund’s results relative to its benchmark index. Partially offsetting these contributors was stock selection in the health care, telecommunications services and financials sectors, which detracted most from the Fund’s results relative to the S&P 500® Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in airlines Southwest Airlines and Delta Air Lines and semiconductor device manufacturer Micron Technology. We chose to overweight Southwest Airlines and Delta Air Lines due to our positive views on Sentiment and Quality. The Fund was overweight Micron Technology given our positive views on Profitability and Sentiment.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in real estate services provider Realogy Holdings, specialty electronic game and entertainment software retailer GameStop and media entertainment content producer Viacom. The Fund had an overweight position in Realogy Holdings due to our positive views on Sentiment and Momentum. The Fund was overweight GameStop because of our positive views on Valuation and Quality. We chose to overweight Viacom due to our positive views on Sentiment and Profitability.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. In the first quarter of 2014, we implemented an enhancement to our U.S. investment model within the small-capitalization segment of the market. Based on our research, we have adjusted our

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

model to place more weight on fundamental factors, such as attractive valuations and high quality earnings, compared to the large- and mid-capitalization segments of the market. Our research found that behavioral factors, such as positive sentiment and exposure to global themes and trends, allow us to seek more dynamic returns within more liquid segments of the market, including large-and mid-capitalization stocks. Additionally, we made refinements to our transaction cost model, an important component of our portfolio construction process for all regions.

In the second quarter of 2014, we enhanced our Sentiment theme in the U.S., Europe and emerging markets, and global linkages theme in the U.S. and Europe, utilizing natural language processing to analyze thousands of earnings call transcripts and sell-side analyst reports. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases that capture the underlying tone of the management team. We believe that this provides a better insight into management’s perception of their company. We also enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports daily to identify groups of companies related to common trending topics in the market.

We made no significant changes to our quantitative models during the third quarter of 2014. In the fourth quarter of 2014, we made a number of enhancements across a variety of themes. We enhanced our sector-specific Valuation theme in all regions by introducing a signal that evaluates the reserves of energy companies. As energy reserves are not capitalized on the balance sheet, reserve-based valuation metrics may provide a more accurate picture of the intrinsic value of an energy company.

We enhanced our Sentiment theme in all regions by introducing a signal that analyzes short selling of stocks in order to gain a more comprehensive understanding of investor conviction of future price declines. We analyze more than 9,000 stocks on a daily basis to identify companies with large, “fresh” short positions, which may indicate negative return expectations.

We enhanced our Momentum theme in developed markets, except for Europe, by evaluating price pressures created through consistent trade imbalances between buyers and sellers. In certain instances, traders may push prices as they engage in end-of-day hedging, inventory management and index trading. Persistent instances of these events can create buying and selling opportunities should stock prices revert to long-term views.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2014, the Fund was overweight the industrials, information technology and health care sectors relative to the S&P 500® Index. The Fund was underweight utilities, financials and telecommunication services and was rather neutrally weighted in consumer discretionary, materials, consumer staples and energy compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, three Vice Presidents joined and two Vice Presidents left the firm within our Quantitative Investment Strategies (“QIS”) Equity Alpha team. QIS employs a globally integrated team of more than 90 professionals, with an additional 90-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum should likely outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	16.37%	16.54%	6.85%	5.73%	02/13/98
Service	16.18	16.30	N/A	6.36	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.65%	0.72%
Service	0.86	0.97

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/143

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.5%	Technology Hardware & Equipment
Microsoft Corp.	3.0	Software & Services
General Electric Co.	2.4	Capital Goods
The Procter & Gamble Co.	2.4	Household & Personal Products
JPMorgan Chase & Co.	2.3	Banks
Johnson & Johnson	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Pfizer, Inc.	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Oracle Corp.	1.9	Software & Services
Merck & Co., Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
PepsiCo, Inc.	1.7	Food, Beverages & Tobacco

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestments vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at December 31, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	16.37%	16.54%	6.85%	5.73%
Service (Commenced January 9, 2006)	16.18%	16.30%	N/A	6.36%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2014

Shares	Description	Value
Common Stocks – 98.1%
Automobiles & Components – 0.5%
31,311	Harley-Davidson, Inc.	$2,063,708

Banks – 4.3%
111,888	BB&T Corp.	4,351,324
165,423	JPMorgan Chase & Co.	10,352,172
64,038	SunTrust Banks, Inc.	2,683,192
34,255	Wells Fargo & Co.	1,877,859

		19,264,547

Capital Goods – 8.6%
44,687	3M Co.	7,342,968
30,627	Caterpillar, Inc.	2,803,289
31,255	Danaher Corp.	2,678,866
85,442	Emerson Electric Co.	5,274,334
40,227	General Dynamics Corp.	5,536,040
423,799	General Electric Co.	10,709,401
17,717	Lockheed Martin Corp.	3,411,763
3,024	Pentair PLC	200,854
9,619	Rockwell Automation, Inc.	1,069,633

		39,027,148

Commercial & Professional Services – 0.5%
29,712	Cintas Corp.	2,330,609

Consumer Durables & Apparel – 1.2%
17,029	D.R. Horton, Inc.	430,664
8,598	Mohawk Industries, Inc.*	1,335,785
87,247	Newell Rubbermaid, Inc.	3,323,238
7,074	PulteGroup, Inc.	151,808

		5,241,495

Consumer Services – 2.0%
113,844	Carnival Corp.	5,160,549
9,902	Las Vegas Sands Corp.	575,900
33,966	McDonald’s Corp.	3,182,614

		8,919,063

Diversified Financials – 5.0%
5,653	Affiliated Managers Group, Inc.*	1,199,793
19,356	Ameriprise Financial, Inc.	2,559,831
38,707	Berkshire Hathaway, Inc. Class B*	5,811,856
8,068	Discover Financial Services	528,373
98,281	Morgan Stanley	3,813,303
49,374	The Charles Schwab Corp.	1,490,601
55,852	The NASDAQ OMX Group, Inc.	2,678,662
108,339	Voya Financial, Inc.	4,591,407

		22,673,826

Energy – 8.2%
3,515	Chevron Corp.	394,313
70,062	Exxon Mobil Corp.	6,477,232
23,999	Hess Corp.	1,771,606
63,313	HollyFrontier Corp.	2,372,971
156,722	Kinder Morgan, Inc.	6,630,908
60,950	Marathon Petroleum Corp.	5,501,347
3,994	ONEOK, Inc.	198,861
69,642	Phillips 66	4,993,331

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
28,782	Spectra Energy Corp.	$1,044,787
28,076	Tesoro Corp.	2,087,451
107,131	Valero Energy Corp.	5,302,984

		36,775,791

Food & Staples Retailing – 3.8%
77,513	CVS Health Corp.	7,465,277
78,430	Walgreens Boots Alliance, Inc.	5,976,366
42,217	Wal-Mart Stores, Inc.	3,625,596

		17,067,239

Food, Beverage & Tobacco – 1.8%
15,860	Mondelez International, Inc. Class A	576,114
82,273	PepsiCo, Inc.	7,779,735

		8,355,849

Health Care Equipment & Services – 1.8%
24,043	Aetna, Inc.	2,135,740
30,191	Anthem, Inc.	3,794,103
144,944	Boston Scientific Corp.*	1,920,508
1,838	C. R. Bard, Inc.	306,247

		8,156,598

Household & Personal Products – 3.6%
48,898	Kimberly-Clark Corp.	5,649,675
116,523	The Procter & Gamble Co.	10,614,080

		16,263,755

Insurance – 3.3%
56,592	Allied World Assurance Co. Holdings AG	2,145,969
59,956	Aspen Insurance Holdings Ltd.	2,624,274
53,196	Reinsurance Group of America, Inc.	4,661,033
51,596	The Travelers Companies, Inc.	5,461,437

		14,892,713

Materials – 2.4%
8,402	Eastman Chemical Co.	637,376
11,382	Ecolab, Inc.	1,189,647
80,983	International Paper Co.	4,339,069
3,242	Rock-Tenn Co. Class A	197,697
84,833	The Dow Chemical Co.	3,869,233
14,285	United States Steel Corp.	381,981

		10,615,003

Media – 3.8%
132,862	Comcast Corp. Class A(a)	7,689,502
15,055	DIRECTV*	1,305,269
16,842	The Walt Disney Co.	1,586,348
8,600	Time Warner Cable, Inc.	1,307,716
70,491	Viacom, Inc. Class B	5,304,448

		17,193,283

Pharmaceuticals, Biotechnology & Life Sciences – 13.7%
106,296	AbbVie, Inc.(b)	6,956,010
16,972	Amgen, Inc.	2,703,470

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
15,858	Biogen Idec, Inc.*	$5,382,998
40,547	Bristol-Myers Squibb Co.	2,393,489
58,032	Celgene Corp.*	6,491,460
50,979	Eli Lilly & Co.	3,517,041
73,571	Gilead Sciences, Inc.*	6,934,802
95,696	Johnson & Johnson	10,006,931
146,435	Merck & Co., Inc.	8,316,044
298,062	Pfizer, Inc.	9,284,631

		61,986,876

Real Estate – 1.1%
41,581	Equity Residential (REIT)	2,987,179
92,600	Host Hotels & Resorts, Inc. (REIT)	2,201,102

		5,188,281

Retailing – 5.2%
9,333	Amazon.com, Inc.*	2,896,497
64,589	Bed Bath & Beyond, Inc.*	4,919,744
10,446	Best Buy Co., Inc.	407,185
44,713	Dollar General Corp.*	3,161,209
42,988	GameStop Corp. Class A(a)	1,452,995
92,858	Lowe’s Companies, Inc.	6,388,630
17,273	PetSmart, Inc.	1,404,209
62,758	The Gap, Inc.	2,642,739

		23,273,208

Semiconductors & Semiconductor Equipment – 0.8%
58,576	Micron Technology, Inc.*	2,050,746
27,326	Texas Instruments, Inc.	1,460,984

		3,511,730

Software & Services – 11.8%
71,786	Adobe Systems, Inc.*	5,218,842
101,698	CA, Inc.	3,096,704
107,130	eBay, Inc.*	6,012,136
14,158	Google, Inc. Class A*	7,513,084
8,426	Google, Inc. Class C*	4,435,446
293,893	Microsoft Corp.	13,651,330
187,288	Oracle Corp.	8,422,341
3,115	salesforce.com inc*	184,751
329,218	Xerox Corp.	4,562,962

		53,097,596

Technology Hardware & Equipment – 9.5%
143,878	Apple, Inc.	15,881,254
247,340	Corning, Inc.	5,671,506
203,166	EMC Corp.	6,042,157
33,009	Flextronics International Ltd.*	369,041
163,763	Hewlett-Packard Co.	6,571,809
77,010	NetApp, Inc.	3,192,064
47,085	Western Digital Corp.	5,212,310

		42,940,141

Common Stocks – (continued)
Telecommunication Services – 0.8%
78,911	CenturyLink, Inc.	$3,123,298
14,940	Verizon Communications, Inc.	698,893

		3,822,191

Transportation – 4.2%
78,111	Delta Air Lines, Inc.	3,842,280
31,489	FedEx Corp.	5,468,380
60,096	Southwest Airlines Co.	2,543,263
26,630	Union Pacific Corp.	3,172,432
33,937	United Parcel Service, Inc. Class B	3,772,775

		18,799,130

Utilities – 0.2%
12,726	Edison International	833,298

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $407,054,434)		$442,293,078

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.8%
Goldman Sachs Financial Square Money Market Fund — FST Shares
3,689,655	0.060%	$3,689,655
(Cost $3,689,655)

TOTAL INVESTMENTS – 98.9%
(Cost $410,744,089)		$445,982,733

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		5,111,591

NET ASSETS – 100.0%		$451,094,324

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	41	March 2015	$4,207,420	$58,045

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $407,054,434)(a)	$442,293,078
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	3,689,655
Cash	10,389,215
Receivables:
Dividends	516,220
Fund shares sold	86,413
Reimbursement from investment adviser	20,457
Securities lending income	4,007
Other assets	12,869
Total assets	457,011,914

Liabilities:
Payables:
Payable upon return of securities loaned	3,689,655
Fund shares redeemed	1,242,783
Management fees	237,983
Variation margin on certain derivative contracts	49,815
Distribution and Service fees and Transfer Agent fees	32,355
Accrued expenses and other liabilities	664,999
Total liabilities	5,917,590

Net Assets:
Paid-in capital	403,500,027
Undistributed net investment income	472,171
Accumulated net realized gain	11,825,437
Net unrealized gain	35,296,689
NET ASSETS	$451,094,324
Net Assets:
Institutional	$312,369,586
Service	138,724,738
Total Net Assets	$451,094,324
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	17,238,381
Service	7,636,133
Net asset value, offering and redemption price per share:
Institutional	$18.12
Service	18.17

(a) Includes loaned securities having a market value of $3,567,828.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2014

Investment income:
Dividends (net of foreign taxes withheld of $411)	$8,084,772
Securities lending income — affiliated issuer	21,909
Total investment income	8,106,681

Expenses:
Management fees	2,696,649
Distribution and Service fees — Service Class	326,199
Printing and mailing costs	87,966
Transfer Agent fees(a)	86,982
Professional fees	82,709
Custody, accounting and administrative services	58,096
Trustee fees	24,707
Other	53,431
Total expenses	3,416,739
Less — expense reductions	(314,382)
Net expenses	3,102,357
NET INVESTMENT INCOME	5,004,324

Realized and unrealized gain (loss):
Net realized gain from:
Investments	72,180,092
Futures contracts	418,052
Net change in unrealized gain (loss) on:
Investments	(11,669,785)
Futures contracts	58,045
Net realized and unrealized gain	60,986,404
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,990,728

(a) Institutional and Service Shares had Transfer Agent fees of $60,888 and $26,094, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$5,004,324	$5,219,081
Net realized gain	72,598,144	113,173,019
Net change in unrealized gain (loss)	(11,611,740)	8,467,109
Net increase in net assets resulting from operations	65,990,728	126,859,209

Distributions to shareholders:
From net investment income
Institutional Shares	(4,217,304)	(3,187,605)
Service Shares	(1,534,479)	(1,011,074)
From net realized gains
Institutional Shares	(13,420,480)	—
Service Shares	(5,920,765)	—
Total distributions to shareholders	(25,093,028)	(4,198,679)

From share transactions:
Proceeds from sales of shares	22,870,188	12,878,351
Reinvestment of distributions	25,093,028	4,198,679
Cost of shares redeemed	(71,104,168)	(69,050,920)
Net decrease in net assets resulting from share transactions	(23,140,952)	(51,973,890)
TOTAL INCREASE	17,756,748	70,686,640

Net assets:

Beginning of year	433,337,576	362,650,936
End of year	$451,094,324	$433,337,576
Undistributed net investment income	$472,171	$1,221,302

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	$16.52	$0.21		$2.47		$2.68	$(0.26)	$(0.82)	$(1.08)	$18.12	16.37%		$312,370	0.65%	0.71%	1.21%		214%
2014 - Service	16.55	0.18		2.47		2.65	(0.21)	(0.82)	(1.03)	18.17	16.18		138,725	0.86	0.96	1.01		214
2013 - Institutional	12.14	0.20		4.35		4.55	(0.17)	—	(0.17)	16.52	37.52		307,589	0.65	0.71	1.36		207
2013 - Service	12.16	0.17		4.35		4.52	(0.13)	—	(0.13)	16.55	37.23		125,748	0.86	0.96	1.15		207
2012 - Institutional	10.80	0.20		1.36	(d)	1.56	(0.22)	—	(0.22)	12.14	14.42	(d)	262,759	0.64	0.72	1.71		134
2012 - Service	10.82	0.18		1.35	(d)	1.53	(0.19)	—	(0.19)	12.16	14.10	(d)	99,892	0.85	0.97	1.51		134
2011 - Institutional	10.57	0.18	(e)	0.25		0.43	(0.20)	—	(0.20)	10.80	4.05		273,555	0.64	0.70	1.69	(e)	51
2011 - Service	10.58	0.16	(e)	0.25		0.41	(0.17)	—	(0.17)	10.82	3.90		99,711	0.85	0.95	1.48	(e)	51
2010 - Institutional	9.50	0.14		1.08		1.22	(0.15)	—	(0.15)	10.57	12.84		319,948	0.64	0.70	1.45		38
2010 - Service	9.51	0.12		1.08		1.20	(0.13)	—	(0.13)	10.58	12.60		111,171	0.85	0.95	1.25		38

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share and 0.07% of average net assets. Excluding such payment, the total return would have been 14.32% and 14.01%.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2014

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”)(formerly the Goldman Sachs Structured U.S. Equity Fund). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
North America	$442,293,078	$—	$—
Securities Lending Reinvestment Vehicle	3,689,655	—	—
Total	$445,982,733	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$58,045	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on certain derivative contracts	$58,045	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and /or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$418,052	$58,045	28

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2014.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 30, 2015, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2014, Goldman Sachs waived $52,192 in distribution and service fees for the Fund’s Services Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the fiscal year ended December 31, 2014, GSAM reimbursed $251,056 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2014, custody fee credits were $11,134.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of December 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2014, Goldman Sachs earned $602 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2014, were $909,133,748 and $949,721,538, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2014, is reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year ended December 31, 2014
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2014
$2,443	$6,826	$1,419,155

The following table provides information about the Fund’s investment in the Money Market Fund for the fiscal year ended December 31, 2014:

Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
2,368,400	57,079,410	(55,758,155)	3,689,655	$3,689,655

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2014 was as follows:

	2013	2014
Distributions paid from:
Ordinary income	$4,198,679	$7,929,353
Net long-term capital gains	—	17,163,675
Total taxable distributions	$4,198,679	$25,093,028

As of December 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows(1):

Undistributed ordinary income — net	$8,391,324
Undistributed long-term capital gains	4,137,253
Total undistributed earnings	$12,528,577
Unrealized gains — net	35,065,720
Total accumulated gains — net	$47,594,297

(1)	The Fund utilized $41,407,562 of capital losses in the current fiscal year.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

8.    TAX INFORMATION (continued)

As of December 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$410,917,013
Gross unrealized gain	39,194,375
Gross unrealized loss	(4,128,655)
Net unrealized security gain	$35,065,720

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $1,672 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the net asset value of the Fund and results primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

10.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2014

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	437,552	$7,758,962	288,409	$4,211,774
Reinvestment of distributions	995,922	17,637,784	196,645	3,187,605
Shares redeemed	(2,816,880)	(49,300,263)	(3,514,097)	(50,743,649)
	(1,383,406)	(23,903,517)	(3,029,043)	(43,344,270)
Service Shares
Shares sold	867,890	15,111,226	579,473	8,666,577
Reinvestment of distributions	420,014	7,455,244	62,258	1,011,074
Shares redeemed	(1,248,597)	(21,803,905)	(1,260,063)	(18,307,271)
	39,307	762,565	(618,332)	(8,629,620)
NET DECREASE	(1,344,099)	$(23,140,952)	(3,647,375)	$(51,973,890)

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund (“formerly known as the Goldman Sachs Structured U.S. Equity Fund”):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Equity Insights Fund (the “Fund”) (“formerly known as the Goldman Sachs Structured U.S. Equity Fund”), a Fund of Goldman Sachs Variable Insurance Trust at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/14	Ending Account Value 12/31/14		Expenses Paid for the 6 Months Ended 12/31/14*
Institutional
Actual	$1,000	$1,075.10		$3.35
Hypothetical 5% return	1,000	1,021.98	+	3.26
Service
Actual	1,000	1,074.20		4.44
Hypothetical 5% return	1,000	1,020.92	+	4.33

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Trust (“GST”). As of December 31, 2014, the Trust consisted of 14 portfolios and GST consisted of 94 portfolios (88 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of 6 portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust—Tax Information (Unaudited)

For the year ended December 31, 2014, 55.09% of the dividends paid from net investment company taxable income by the U.S. Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Insights Fund designates $17,163,675, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2014.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs U.S. Equity Insights Fund.

© 2015 Goldman Sachs. All rights reserved.

VITUSAR-15/153900.MF.MED.TMPL/2/2015

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2014	2013	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$397,853	$27,480	Financial statement audits.
Audit-Related Fees
PwC	$—	$10,000	Other attest services.
Tax Fees
PwC	$99,816	$93,870	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2014	2013	Description of Services Rendered
Audit-Related Fees
PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2014 and December 31, 2013 by PwC were approximately $99,816 and $103,840, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 by PwC were approximately $9.8 million and $10.0 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2014.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2015

/s/ Scott McHugh
By: Scott McHugh
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2015